UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2016

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
Funds
2016 ANNUAL REPORT
AUGUST 31, 2016
THE LONDON COMPANY INCOME EQUITY FUND
ZEBRA SMALL CAP EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

THE LONDON COMPANY INCOME EQUITY FUND

Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in dividend-paying stocks may result in less earnings growth or capital appreciation than investing in non-dividend paying stocks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested.

ZEBRA SMALL CAP EQUITY FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. At times, certain securities may have limited marketability and may be difficult to sell. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2016

President’s Message

Dear Shareholders

During the 12-month period ended August 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks - the Federal Reserve included - responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined and U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, Great Britain announced that the “Brexit” referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

At American Beacon, we pride ourselves on offering a broad range of mutual funds to help investors navigate the economic storms and market surges in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

For the 12-month period ended August 31, 2016:

•	American Beacon The London Company Income Equity Fund (Investor Class) returned 12.13%.
•	American Beacon Zebra Small Cap Equity Fund (Investor Class) returned 10.07%.

Thank you for your continued interest in American Beacon Funds. We are pleased to have a broad range of products that cover the global equity and fixed income markets. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Domestic Equity Market Overview

August 31, 2016 (Unaudited)

U.S. equities traded higher over the one-year period ended August 31, 2016, reflecting positive economic news and reduced concerns about higher interest rates. Driven by strength of U.S. consumers, economic news was generally positive over the year. Job growth was strong and the unemployment rate fell below 5%. The improving job market, along with signs of wage and income growth, led to solid growth in consumer spending. Housing and manufacturing data also showed improvement. The only area of weakness was in private investment as many companies were reluctant to invest in capital spending projects, reflecting the relatively slow-growth economy and geopolitical concerns. Real gross domestic product growth averaged slightly more than 1% over the trailing 12 months.

Stocks rose across the market-cap spectrum as evidenced by an 11.4% increase in the broader Russell 3000 Index. Large-cap issues led the way with the Russell 1000 Index and S&P 500 Index posting gains of 11.7% and 12.6%, respectively. Small-cap stocks lagged with the Russell 2000 Index returning 8.6%. In a reversal of the trend from recent years, value stocks outperformed growth issues. In the large-cap universe, the Russell 1000 Value Index rose 12.9% and the Russell 1000 Growth Index increased 10.5%. Higher dividend-yielding stocks performed well as the low interest-rate environment led investors to place a premium on yield. The best performing sectors were Telecommunication Services and Utilities, while Health Care and Financials lagged the market. The lower interest-rate environment and flattening yield curve negatively influenced the Financials sector.

There was some volatility in the markets during the year. Stocks posted gains between September and December 2015, but fell sharply in early 2016 - reflecting consumer concern about higher interest rates and a slowing economy. However, the economy proved to be quite resilient, even following the U.K.’s historic “Brexit” vote in June 2016. In addition, the Federal Reserve’s hints that interest rates could stay lower for longer led to a rally that began in mid-February and extended until the end of August 2016.

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2016 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned 12.13% for the twelve-month period ended August 31, 2016, compared to the Russell 1000 Value Index (the “Index”) return of 12.92% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 5/29/2012 through 8/31/2016

Total Returns for the Period ended August 31, 2016

	Ticker	1 Year	3 Years	Since Inception (5/29/2012)	Value of $10,000 5/29/2012 – 8/31/2016
Institutional Class (1,2,4)	ABCIX	12.57%	11.89%	13.35%	$17,049
Y Class (1,2,4)	ABCYX	12.42%	11.80%	13.26%	$16,992
Investor Class (1,2,4)	ABCVX	12.13%	11.52%	12.96%	$16,803
A Class with sales Charge (1,2,4)	ABCAX	5.67%	9.28%	11.29%	$16,212
A Class without sales charge (1,2,4)	ABCAX	12.14%	11.45%	12.85%	$16,212
C Class with sales charge (1,2,4)	ABECX	10.28%	10.62%	12.02%	$16,732
C Class without sales charge (1,2,4)	ABECX	11.28%	10.62%	12.02%	$16,732

Russell 1000 Value Index (3)		12.92%	10.69%	14.52%	$17,816

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to the Institutional, Y, A, and C Classes of the Fund was waived from 2012 through 2014 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2012 through 2014. A portion of the fees charged to the Investor Class of the Fund was waived in 2012 and 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown in 2012 and 2013.
3.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.76%, 0.84%, 1.05%, 1.14%, and 1.89%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2016 (Unaudited)

Prior to the deduction of expenses, the Fund outperformed the Index primarily due to sector allocation, as stock selection detracted value relative to the Index.

From a sector allocation perspective, the Fund’s underweight in Financials, one of the poorer performing sectors in the Index, added value relative to the Index. A significant overweight in Information Technology, the best performing sector, also contributed to the Fund’s returns. The Fund’s overweight in Consumer Discretionary, the worst performing sector, detracted from performance.

From a security selection standpoint, the Fund’s holdings in the Energy and Materials sectors were the largest detractors from performance. In the Energy sector, Kinder Morgan (down 29.1%) and ConocoPhillips (down 24.2%) detracted most from returns. In addition, the Fund’s performance was negatively impacted by not owning Exxon Mobil, which was up 19.9% in the Index. In the Materials sector, The Mosaic Company (down 23.1%) was the largest detractor. The Fund’s absence from Newmont Mining and Dow Chemical, which were up 125.0% and 27.3%, respectively, in the Index, also hurt performance. The aforementioned poor performance was somewhat offset by good selection in the Consumer Staples sector. Reynolds American (up 22.9%) and Altria Group (up 28.0%) contributed the most relative value in the Consumer Staples sector.

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)
Wells Fargo & Co.	4.7
Altria Group, Inc.	4.7
General Electric Co.	4.6
General Dynamics Corp.	4.6
General Mills, Inc.	4.3
Cincinnati Financial Corp.	3.9
Norfolk Southern Corp.	3.8
Merck & Co., Inc.	3.7
BlackRock, Inc.	3.6
Coca-Cola Co.	3.5

Total Fund Holdings	35

Sector Allocation (% Equities)
Consumer Staples	18.3
Financials	16.1
Information Technology	15.9
Industrials	13.6
Health Care	10.5
Consumer Discretionary	9.3
Energy	4.9
Materials	4.6
Utilities	3.6
Telecommunication Services	3.2

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2016 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 10.07% for the twelve-month period ended August 31, 2016, outperforming the Russell 2000® Index (the “Index”) return of 8.59% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 6/1/2010 through 8/31/2016

Total Returns for the Period ended August 31, 2016

	Ticker	1 Year	3 Years	5 Years	Since Inception (6/1/2010)	Value of $10,000 6/1/2010-8/31/2016
Institutional Class (1,3,5)	AZSIX	10.46%	9.07%	13.69%	13.24%	$21,755
Y Class (1,3,5)	AZSYX	10.44%	8.99%	13.61%	13.14%	$21,635
Investor Class (1,3,5)	AZSPX	10.07%	8.68%	13.29%	12.81%	$21,245
A Class with sales Charge (1,3,5)	AZSAX	3.70%	6.51%	11.86%	11.68%	$21,154
A Class without sales charge (1,3,5)	AZSAX	10.04%	8.64%	13.19%	12.74%	$21,154
C Class with sales charge (1,2,3,5)	AZSCX	8.17%	7.80%	12.33%	11.91%	$20,200
C Class without sales charge (1,2,3,5)	AZSCX	9.17%	7.80%	12.33%	11.91%	$20,200
Russell 2000 Index (4)		8.59%	8.53%	12.85%	12.66%	$20,417

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.57%, 1.62%, 1.83%, 1.95%, and 2.70% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2016 (Unaudited)

Monetary policy and macroeconomic developments were the primary drivers of equity market activity during the period with concerns surrounding the U.S. Federal Reserve Bank’s (the “Fed’s”) interest rate hike in December – its first rate increase in seven years. Skepticism of central bank intentions was reinforced as evidence of the soft labor market included low labor participation, weak wage growth and a surge in involuntary, part-time employment. By March, however, markets calmed as the Fed allayed concerns over aggressive rate hikes and companies began posting robust earnings growth. Late June saw another bout of selling associated with the surprise Brexit vote to leave the European Union, but losses were short lived, and markets reached new highs by period end.

The Fund’s underweight positions in Health Care and Energy, the two worst performing sectors in the Index, contributed positively through sector allocation. With Valeant under fire for aggressively raising drug prices and the collapse of the much-anticipated Pfizer/Allergan merger, shockwaves in biotech and pharmaceuticals were detrimental to the Index, but less so to the Fund.

The Fund’s overweight in Financials sector also contributed to returns. An overweight position in Consumer Staples, however, detracted relative value.

From a security selection standpoint, the Fund’s holdings in the Health Care and Financial sectors contributed most to performance despite market disruptions throughout the year, but was offset slightly by the Fund’s poor stock selection in the Telecommunication Services and Information Technology sectors.

The sub-advisor continues to focus on uncovering opportunities by investing in companies that are generally less popular with investors but have strong fundamental characteristics. Likewise, the Fund will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style generally results in a portfolio with attractive risk-adjusted returns over market cycles.

Top Ten Holdings (% Net Assets)
Syntel, Inc.	1.9
Columbia Sportswear Co.	1.6
First Citizens BancShares, Inc.	1.6
West Corp.	1.4
Deluxe Corp.	1.3
Enstar Group Ltd.	1.3
Convergys Corp.	1.2
Mentor Graphics Corp.	1.2
National General Holdings Corp.	1.2
MKS Instruments, Inc.	1.1

Total Fund Holdings	288

Sector Allocation (% Equities)
Financials	29.4
Industrials	17.6
Information Technology	16.0
Consumer Discretionary	13.6
Health Care	12.0
Consumer Staples	3.9
Utilities	3.0
Materials	2.7
Energy	0.9
Telecommunication Services	0.9

American Beacon FundsSM

Expense Examples

August 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples below are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2016 through August 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

August 31, 2016 (Unaudited)

The London Company Income Equity Fund

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period 3/1/2016-8/31/2016*
Institutional Class
Actual	$1,000.00	$1,119.30	$4.10
Hypothetical**	$1,000.00	$1,021.29	$3.91
Y Class
Actual	$1,000.00	$1,118.20	$4.37
Hypothetical**	$1,000.00	$1,021.01	$4.17
Investor Class
Actual	$1,000.00	$1,116.69	$5.64
Hypothetical**	$1,000.00	$1,019.81	$5.38
A Class
Actual	$1,000.00	$1,117.07	$6.01
Hypothetical**	$1,000.00	$1,019.47	$5.74
C Class
Actual	$1,000.00	$1,113.34	$9.93
Hypothetical**	$1,000.00	$1,015.73	$9.48

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.77%, 0.82%, 1.06%, 1.13%, and 1.87% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Zebra Small Cap Equity Fund

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period 3/1/2016-8/31/2016*
Institutional Class
Actual	$1,000.00	$1,158.03	$4.83
Hypothetical**	$1,000.00	$1,020.64	$4.52
Y Class
Actual	$1,000.00	$1,158.24	$5.37
Hypothetical**	$1,000.00	$1,020.14	$5.03
Investor Class
Actual	$1,000.00	$1,156.39	$6.88
Hypothetical**	$1,000.00	$1,018.75	$6.44
A Class
Actual	$1,000.00	$1,156.25	$6.99
Hypothetical**	$1,000.00	$1,018.66	$6.55
C Class
Actual	$1,000.00	$1,151.48	$11.03
Hypothetical**	$1,000.00	$1,014.87	$10.33

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, 1.27%, 1.29%, and 2.04% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund (two of the funds constituting the American Beacon Funds) (the Funds), as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund at August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 31, 2016

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
COMMON STOCK - 94.33%
CONSUMER DISCRETIONARY - 8.88%
Commercial Services - 1.77%
H&R Block, Inc.	888,100	$19,236,245

Hotels, Restaurants & Leisure - 2.86%
Carnival Corp.	651,150	31,124,970

Leisure Equipment & Products - 2.09%
Hasbro, Inc.	278,167	22,737,371

Specialty Retail - 2.16%
Lowe’s Cos., Inc.	306,348	23,454,003

Total Consumer Discretionary		96,552,589

CONSUMER STAPLES - 17.44%
Beverages - 6.61%
Coca-Cola Co.	880,027	38,219,573
Diageo PLC, Sponsored ADRA B	298,280	33,550,534

		71,770,107

Food Products - 4.25%
General Mills, Inc.	652,810	46,232,004

Tobacco - 6.58%
Altria Group, Inc.	774,180	51,165,556
Reynolds American, Inc.	408,444	20,246,569

		71,412,125

Total Consumer Staples		189,414,236

ENERGY - 4.63%
Oil & Gas - 4.63%
Chevron Corp.	257,434	25,892,712
Kinder Morgan, Inc.	1,118,075	24,429,939

Total Energy		50,322,651

FINANCIALS - 13.39%
Diversified Financials - 7.45%
BlackRock, Inc., Class A	103,882	38,728,248
Wells Fargo & Co.	831,836	42,257,269

		80,985,517

Insurance - 5.94%
Berkshire Hathaway, Inc., Class BC	150,830	22,698,407
Cincinnati Financial Corp.	543,291	41,893,169

		64,591,576

Total Financials		145,577,093

HEALTH CARE - 10.01%
Pharmaceuticals - 10.01%
Eli Lilly & Co.	430,678	33,485,215
Merck & Co., Inc.	641,433	40,275,578
Pfizer, Inc.	1,005,453	34,989,764

Total Health Care		108,750,557

INDUSTRIALS - 12.92%
Aerospace & Defense - 4.55%
General Dynamics Corp.	325,125	49,490,528

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
Industrial Conglomerates - 4.61%
General Electric Co.	1,602,010	$50,046,792

Road & Rail - 3.76%
Norfolk Southern Corp.	435,650	40,907,535

Total Industrials		140,444,855

INFORMATION TECHNOLOGY - 15.17%
Communications Equipment - 3.14%
Cisco Systems, Inc.	1,086,570	34,161,761

IT Consulting & Services - 2.67%
Paychex, Inc.	479,201	29,073,125

Semiconductor Equipment & Products - 3.01%
Intel Corp.	910,201	32,667,114

Software - 6.35%
CA, Inc.	1,082,490	36,707,236
Microsoft Corp.	560,648	32,214,833

		68,922,069

Total Information Technology		164,824,069

MATERIALS - 4.36%
Chemicals - 4.36%
NewMarket Corp.	62,661	27,191,741
The Mosaic Co.	673,260	20,244,928

Total Materials		47,436,669

REAL ESTATE - 1.02%
Equity Real Estate Investment Trusts - 1.02%
Corrections Corp. of AmericaD	696,960	11,102,573

TELECOMMUNICATION SERVICES - 3.10%
Diversified Telecommunication Services - 3.10%
Verizon Communications, Inc.	644,849	33,744,948

UTILITIES - 3.41%
Electric - 3.41%
Dominion Resources, Inc.	207,748	15,406,592
Duke Energy Corp.	272,091	21,674,769

Total Utilities		37,081,361

Total Common Stock (Cost $942,972,329)		1,025,251,601

PREFERRED STOCK - 0.96%
FINANCIALS - 0.96%
Commercial Finance - 0.04%
GATX Corp., 5.625%, Due 5/30/2066C	18,000	468,540

Diversified Financials - 0.92%
Wells Fargo & Co.
6.00%E	330,400	9,119,040
5.70% E	30,500	818,925

		9,937,965

Total Financials		10,406,505

Total Preferred Stock (Cost $9,539,105)		10,406,505

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 4.16% (Cost $45,223,294)
American Beacon U.S. Government Money Market Select Fund, Select ClassF	45,223,294	$45,223,294

TOTAL INVESTMENTS - 99.45% (Cost $997,734,728)		1,080,881,400
OTHER ASSETS, NET OF LIABILITIES - 0.55%		6,001,564

TOTAL NET ASSETS - 100.00%		$1,086,882,964

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	ADR - American Depositary Receipt.
C	Non-income producing security.
D	REIT - Real Estate Investment Trust.
E	A type of Preferred Stock that has no maturity date.
F	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on August 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	388	September 2016	$42,088,300	$102,359

				$42,088,300	$102,359

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
COMMON STOCK - 96.69%
CONSUMER DISCRETIONARY - 13.19%

Auto Components - 1.74%
Cooper-Standard Holding, Inc.A	2,990	$296,159
Standard Motor Products, Inc.	2,490	111,577
Stoneridge, Inc.A	3,522	61,036
Strattec Security Corp.	395	16,547

		485,319

Automobiles - 0.29%
Hyster-Yale Materials Handling, Inc.	1,579	81,682

Hotels, Restaurants & Leisure - 1.01%
Interval Leisure Group, Inc.	7,509	130,657
Isle of Capri Casinos, Inc.A	5,745	99,676
Monarch Casino & Resort, Inc.A	2,213	52,647

		282,980

Household Durables - 2.07%
Bassett Furniture Industries, Inc.	1,123	27,805
CSS Industries, Inc.	1,190	30,309
Flexsteel Industries, Inc.	1,042	49,443
Haverty Furniture Companies, Inc.	2,309	46,180
HNI Corp.	4,729	264,067
Hooker Furniture Corp.	1,478	34,378
Kimball International, Inc., Class B	4,130	51,419
Libbey Glass, Inc.	3,130	55,495
Lifetime Brands, Inc.	1,537	20,627

		579,723

Internet & Catalog Retail - 1.59%
HSN, Inc.	6,111	255,317
Insight Enterprises, Inc.A	5,362	164,077
Systemax, Inc.	3,036	24,592

		443,986

Leisure Equipment & Products - 1.38%
Allegiant Travel Co.	1,493	206,392
Escalade, Inc.	2,423	29,391
Johnson Outdoors, Inc., Class A	1,110	37,352
Malibu Boats, Inc.A	2,258	30,912
Marine Products Corp.	3,469	30,909
Sportsman’s Warehouse Holdings, Inc.A	4,873	49,948

		384,904

Multiline Retail - 0.59%
Fox Factory Holding Corp.A	4,789	99,420
Stein Mart, Inc.	8,043	64,666

		164,086

Specialty Retail - 2.50%
America’s Car-Mart, Inc.A	886	34,678
Buckle, Inc.B	6,638	171,061
Caleres, Inc.	4,873	126,406
Essendant, Inc.	5,862	113,547
Liberty Tax, Inc.	2,755	37,440
PC Connection, Inc.	4,076	106,261
Shoe Carnival, Inc.	2,351	69,731
Winmark Corp.	394	40,818

		699,942

Textiles & Apparel - 2.02%
Columbia Sportswear Co.	8,145	457,505
Perry Ellis International, Inc.	2,262	42,164

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
Textiles & Apparel - 2.02% (continued)
Superior Uniform Group, Inc.	1,898	$32,228
Weyco Group, Inc.	1,331	33,967

		565,864

Total Consumer Discretionary		3,688,486

CONSUMER STAPLES - 3.74%
Consumer Products - 0.68%
National Beverage Corp.	3,800	188,974

Food & Drug Retailing - 1.38%
SpartanNash Co.	5,823	186,452
Village Super Market, Inc., Class A	1,737	55,567
Weis Markets, Inc.	2,884	146,911

		388,930

Food Products - 0.75%
Alico, Inc.	1,247	35,016
Farmer Brothers Co.A	1,807	57,860
Seaboard Corp.	36	116,460

		209,336

Household Products - 0.11%
Oil-Dri Corp of America	782	29,552

Personal Products - 0.82%
Nature’s Sunshine Products, Inc.	2,312	31,420
Revlon, Inc., Class AA	5,453	197,344

		228,764

Total Consumer Staples		1,045,556

ENERGY - 0.92%
Energy Equipment & Services - 0.17%
Matrix Service Co.A	2,557	47,279

Oil & Gas - 0.75%
CVR Energy, Inc.	7,658	111,730
Dorian LPG Ltd.A	18,206	97,038

		208,768

Total Energy		256,047

FINANCIALS - 20.83%
Banks - 11.53%
1st Source Corp.	2,593	91,766
American National Bankshares, Inc.	1,152	30,839
BancFirst Corp.	1,737	119,158
Bryn Mawr Bank Corp.	1,770	56,941
Camden National Corp.	1,277	59,048
Century Bancorp, Inc., Class A	879	38,571
Citizens & Northern Corp.	1,166	25,209
CNB Financial Corp.	2,057	41,449
Community Trust Bancorp, Inc.	1,709	62,994
ConnectOne Bancorp, Inc.	3,750	66,713
Enterprise Bancorp, Inc.	1,390	34,514
Enterprise Financial Services Corp.	2,159	66,497
Fidelity Southern Corp.	3,309	59,397
First Bancorp	3,158	63,318
First Bancorp, Inc.	1,642	36,961
First Busey Corp.	3,376	78,830
First Business Financial Services, Inc.	1,191	27,131
First Citizens BancShares, Inc., Class A	1,575	448,733

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
Banks - 11.53% (continued)
First Community Bancshares, Inc.	1,988	$47,652
First Financial Corp.	1,268	51,836
First Merchants Corp.	4,425	120,139
German American Bancorp, Inc.	1,337	49,282
Great Southern Bancorp, Inc.	2,407	101,311
Green Bancorp, Inc.A	4,622	47,144
Heritage Financial Corp.	3,096	57,214
Horizon Bancorp	1,354	37,926
International Bancshares Corp.	8,758	259,675
Lakeland Bancorp, Inc.	5,006	68,332
MainSource Financial Group, Inc.	2,205	53,207
Mercantile Bank Corp.	1,771	47,463
Merchants Bancshares, Inc.	1,052	34,926
National Bankshares, Inc.B	1,098	39,396
Nicolet Bankshares, Inc.A	760	28,447
OceanFirst Financial Corp.	2,399	47,548
Penns Woods Bancorp, Inc.	656	28,982
QCR Holdings, Inc.	1,409	43,989
Republic Bancorp, Inc., Class A	2,545	81,465
S&T Bancorp, Inc.	4,022	115,633
Sierra Bancorp	1,376	25,084
Stock Yards Bancorp, Inc.	2,034	64,905
Trico Bancshares	2,314	62,571
Univest Corp of Pennsylvania	2,193	51,185
Washington Trust Bancorp, Inc.	1,953	82,319
WesBanco, Inc.	4,209	137,761
West Bancorporation, Inc.	1,600	31,408

		3,224,869

Diversified Financials - 3.27%
Cohen & Steers, Inc.	4,313	181,707
Diamond Hill Investment Group, Inc.	341	64,568
Flagstar Bancorp, Inc.A	6,417	180,189
GAMCO Investors, Inc., Class A	4,524	138,751
Heartland Financial USA, Inc.	3,049	110,740
HomeStreet, Inc.	3,249	84,669
MidWestOne Financial Group, Inc.	1,194	35,605
PennyMac Financial Services, Inc., Class AA	3,682	60,937
Westwood Holdings Group, Inc.	1,137	56,907

		914,073

Insurance - 6.03%
Atlas Financial Holdings, Inc.A	1,422	24,928
Baldwin & Lyons, Inc., Class B	1,785	45,053
Crawford & Co., Class B	7,221	81,886
Donegal Group, Inc., Class A	4,261	68,559
EMC Insurance Group, Inc.	3,004	83,661
Enstar Group Ltd.A	2,114	352,171
Hallmark Financial Services, Inc.A	2,630	27,799
Maiden Holdings Ltd.	7,486	103,382
National General Holdings Corp.	14,133	322,091
National Western Life Group, Inc., Class A	649	125,912
Selective Insurance Group, Inc.	7,782	310,502
United Fire Group, Inc.	3,211	138,747

		1,684,691

Total Financials		5,823,633

HEALTH CARE - 11.57%
Biotechnology - 2.90%
Acorda Therapeutics, Inc.A	3,170	76,334
Aptevo Therapeutics, Inc.A	1,141	3,104
Cepheid, Inc.A	3,147	108,005

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
Biotechnology - 2.90% (continued)
Five Prime Therapeutics, Inc.A	1,313	$57,746
Genomic Health, Inc.A	1,981	52,437
Luminex Corp.A	4,655	98,081
MiMedx Group, Inc.A B	7,658	55,444
Myriad Genetics, Inc.A	3,422	69,672
PDL BioPharma, Inc.	66,608	193,829
RTI Surgical, Inc.A	6,729	21,600
SciClone Pharmaceuticals, Inc.A	7,285	73,360

		809,612

Health Care Equipment & Supplies - 3.39%
Atrion Corp.	175	79,084
Computer Programs and Systems, Inc.B	1,999	51,614
CryoLife, Inc.A	1,838	29,316
Exactech, Inc.A	1,500	41,685
Hillenbrand, Inc.	6,325	203,349
LeMaitre Vascular, Inc.	1,573	28,912
Masimo Corp.	3,893	230,232
Meridian Bioscience, Inc.	4,505	87,622
Nutraceutical International Corp.	1,104	27,964
Orthofix International N.V.A	1,086	48,989
Surmodics, Inc.A	1,000	28,470
Utah Medical Products, Inc.	529	33,332
Vascular Solutions, Inc.A	1,171	56,407

		946,976

Health Care Providers & Services - 3.98%
Addus HomeCare Corp.A	1,459	34,987
Air Methods Corp.	5,190	182,584
Almost Family, Inc.	1,370	50,457
Cantel Medical Corp.	3,166	239,381
Corvel Corp.A	2,163	83,146
Ensign Group, Inc.	7,548	141,827
LHC Group, Inc.A	2,036	72,400
National Healthcare Corp.	1,923	124,957
National Research Corp., Class A	2,566	40,620
Nobilis Health Corp.A	11,178	39,123
Omnicell, Inc.A	2,824	106,126

		1,115,608

Pharmaceuticals - 1.30%
Corcept Therapeutics, Inc.A	4,289	22,860
Emergent BioSolutions, Inc.A	2,282	60,815
Insys Therapeutics, Inc.A B	4,888	69,752
Phibro Animal Health Corp.	4,488	108,924
Sucampo Pharmaceuticals, Inc., Class AA	2,794	30,622
Synutra International, Inc.A	18,131	71,074

		364,047

Total Health Care		3,236,243

INDUSTRIALS - 16.85%
Aerospace & Defense - 0.47%
Kaman Corp.	2,932	131,617

Building Products - 1.03%
Caesarstone Ltd.	2,382	93,660
Omega Flex, Inc.	1,192	45,642
Patrick Industries, Inc.A	1,450	92,843
Ply Gem Holding, Inc.A	3,937	55,000

		287,145

Commercial Services & Supplies - 10.11%
Aceto Corp.	3,440	69,454
American Public Education, Inc.A	2,896	59,860

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
Commercial Services & Supplies - 10.11% (continued)
Bridgepoint Education, Inc.A	3,731	$27,050
Capella Education Co.	1,001	58,979
Convergys Corp.	11,353	338,660
CSG Systems International, Inc.	3,267	142,833
Deluxe Corp.	5,533	377,185
Franklin Covey Co.A	1,528	24,815
Herman Miller, Inc.	7,274	262,373
Interface, Inc.	6,784	119,941
Kelly Services, Inc., Class A	4,210	80,495
Kforce, Inc.	3,567	69,021
Marlin Business Services Corp.	1,707	32,092
Monotype Imaging Holdings, Inc.	3,453	72,858
PHI, Inc.A C	3,322	61,889
Resources Connection, Inc.	3,972	59,937
Steelcase, Inc., Class A	12,467	186,257
Strayer Education, Inc.A	1,044	50,822
TeleTech Holdings, Inc.	6,137	173,984
TRC Co., Inc.A	6,239	47,541
TrueBlue, Inc.A	5,108	111,610
West Corp.	17,145	401,707

		2,829,363

Construction & Engineering - 0.10%
Hill International, Inc.A	6,193	27,125

Electrical Equipment - 1.02%
Chase Corp.	1,241	79,883
II-VI, Inc.	8,130	172,275
Preformed Line Products Co.	724	31,755

		283,913

Industrial Conglomerates - 0.88%
ICF International, Inc.A	2,067	86,504
Park-Ohio Industries, Inc.	2,543	93,786
RPX Corp.A	6,303	65,992

		246,282

Machinery - 1.74%
Alamo Group, Inc.	1,449	93,924
Altra Industrial Motion Corp.	2,852	80,426
Columbus McKinnon Corp.	3,732	65,534
Hurco Co., Inc.	790	21,338
Kadant, Inc.	1,066	57,180
Miller Industries, Inc.	1,209	26,731
Tennant Co.	1,488	96,318
Xerium Technologies, Inc.A	5,597	45,224

		486,675

Road & Rail - 0.14%
PAM Transportation Services, Inc.	2,015	39,897

Trading Companies & Distributors - 0.73%
Rush Enterprises, Inc., Class BA	3,155	75,405
Veritiv Corp.A	2,509	128,712

		204,117

Transportation & Logistics - 0.63%
Costamare, Inc.B	11,507	101,262
Universal Truckload Services, Inc.	5,441	73,562

		174,824

Total Industrials		4,710,958

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 15.46%
Communications Equipment - 0.86%
Anixter International, Inc.	2,114	$135,169
Bel Fuse, Inc., Class B	2,671	61,353
Black Box Corp.	3,094	43,161

		239,683

Computers & Peripherals - 0.31%
Avid Technology, Inc.A	7,178	64,530
Datalink Corp.A	2,390	23,279

		87,809

Electronic Equipment & Instruments - 2.45%
AVX Corp.	21,261	292,126
CTS Corp.	3,614	69,678
ePlus, Inc.	803	72,680
MTS Systems Corp.	1,798	89,451
Novanta, Inc.A	3,223	54,436
Scansource, Inc.A	3,126	106,940

		685,311

Internet Software & Services - 1.62%
Grand Canyon Education, Inc.A	5,926	246,107
NIC, Inc.	5,683	130,595
Perficient, Inc.A	3,824	76,365

		453,067

IT Consulting & Services - 4.11%
EVERTEC, Inc.	7,448	127,063
Forrester Research, Inc.	1,511	61,921
Hackett Group, Inc.	2,897	47,366
Lionbridge TechnologiesA	11,447	55,747
MoneyGram International, Inc.A	11,762	85,510
Sykes Enterprises, Inc.A	4,856	141,941
Syntel, Inc.	11,346	523,845
TechTarget, Inc.A	3,661	29,508
Virtusa Corp.A	2,853	74,834

		1,147,735

Semiconductor Equipment & Products - 3.12%
Cabot Microelectronics Corp.	2,376	118,134
Entegris, Inc.A	15,397	262,365
IXYS Corp.	3,851	44,749
MKS Instruments, Inc.	6,324	308,232
Tessera Technologies, Inc.	3,234	108,468
Xcerra Corp.A	5,195	30,443

		872,391

Software - 2.99%
American Software, Inc., Class A	2,364	24,609
Aspen Technology, Inc.A	3,648	165,838
Mentor Graphics Corp.	13,424	322,310
Pegasystems, Inc.	6,280	161,710
QAD, Inc., Class A	1,058	24,514
Quality Systems, Inc.	5,949	70,020
Sapiens International Corp., N.V.	4,760	64,022
Zedge, Inc.A	838	3,737

		836,760

Total Information Technology		4,322,756

MATERIALS - 2.77%
Chemicals - 1.73%
AgroFresh Solutions, Inc.A	5,771	35,030
FutureFuel Corp.	7,307	85,419
Hawkins, Inc.	1,296	56,609
Innospec, Inc.	2,856	169,304

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
Chemicals - 1.73% (continued)
KMG Chemicals, Inc.	1,354	$37,993
OMNOVA Solutions, Inc.A	5,553	55,530
Trecora ResourcesA	4,233	46,224

		486,109

Construction Materials - 0.13%
United States Lime & Minerals, Inc.	547	35,079

Containers & Packaging - 0.37%
AEP Industries, Inc.	696	76,978
UFP Technologies, Inc.A	1,106	27,473

		104,451

Metals & Mining - 0.54%
Hallador Energy Co.	8,120	51,400
Handy & Harman Ltd.A	2,303	51,472
Ryerson Holding Corp.A	3,946	47,707

		150,579

Total Materials		776,218

REAL ESTATE - 7.57%
Equity Real Estate Investment Trusts - 7.27%
Alexander’s, Inc.D	452	194,365
Armada Hoffler Properties, Inc.D	6,528	89,956
Ashford Hospitality Trust, Inc.D	14,089	98,200
CareTrust REIT, Inc.D	6,327	94,019
Easterly Government Properties, Inc.D	7,378	143,797
Franklin Street Properties Corp.D	7,519	94,439
Getty Realty Corp.D	4,962	116,756
Gladstone Commercial Corp.D	4,891	88,038
Independence Realty Trust, Inc.D	12,635	119,401
Infrareit, Inc.D	4,281	80,911
Investors Real Estate TrustB D	11,725	77,854
Ladder Capital Corp.D	9,348	124,141
NexPoint Residential Trust, Inc.D	6,209	129,830
One Liberty Properties, Inc.D	5,026	121,881
PS Business Parks, Inc.D	671	74,333
Saul Centers, Inc.D	2,475	164,043
Select Income REITD	2,253	61,484
Urstadt Biddle Properties, Inc., Class AD	3,263	74,103
Xenia Hotels & Resorts, Inc.D	5,072	85,412

		2,032,963

Real Estate Management & Development - 0.30%
Marcus & Millichap, Inc.A	3,239	84,376

Total Real Estate		2,117,339

TELECOMMUNICATION SERVICES - 0.89%
Diversified Telecommunication - 0.63%
FairPoint Communications, Inc.A	8,286	115,507
Inteliquent, Inc.	3,599	59,887

		175,394

Diversified Telecommunication Services - 0.13%
IDT Corp., Class B	2,514	37,433

Wireless Telecommunication Services - 0.13%
Spok Holdings, Inc.	2,265	37,486

Total Telecommunication Services		250,313

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value

UTILITIES - 2.90%

Electric - 2.14%
MGE Energy, Inc.	3,499	$192,235
Ormat Technologies, Inc.	5,242	253,713
Otter Tail Corp.	4,440	152,026

		597,974

Water - 0.76%
Artesian Resources Corp., Class A	1,300	35,711
Middlesex Water Co.	1,458	48,653
SJW Corp.	2,216	94,601
York Water Co.	1,206	34,130

		213,095

Total Utilities		811,069

Total Common Stock (Cost $25,330,215)		27,038,618

SHORT-TERM INVESTMENTS - 2.97% (Cost $830,296)
American Beacon U.S. Government Money Market Select Fund, Select ClassE	830,296	830,296

SECURITIES LENDING COLLATERAL - 1.58%
American Beacon U.S. Government Money Market Select Fund, Select Class E	356,775	356,775
DWS Government and Agency Securities Portfolio, Institutional Class	86,527	86,527

Total Securities Lending Collateral (Cost $443,302)		443,302

TOTAL INVESTMENTS - 101.24% (Cost $26,603,813)		28,312,216
LIABILITIES, NET OF OTHER ASSETS - (1.24%)		(347,390)

TOTAL NET ASSETS - 100.00%		$27,964,826

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at August 31, 2016.
C	Non-voting participating shares.
D	REIT - Real Estate Investment Trust.
E	The Fund is affiliated by having the same investment advisor.
F	PLC - Public Limited Company.
G	ADR - American Depositary Receipt.

Futures Contracts Open on August 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	Long	6	September 2016	$743,280	$7,128

				$743,280	$7,128

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2016

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$1,035,658,106	$27,125,145
Investments in affiliated securities, at fair value B	45,223,294	1,187,071
Deposit with brokers for futures contracts	1,393,942	21,638
Dividends and interest receivable	3,605,340	31,086
Receivable for investments sold	—	32,251
Receivable for fund shares sold	4,123,631	179,805
Receivable for expense reimbursement (Note 2)	—	11,205
Receivable for variation margin on open futures contracts	103,150	7,138
Prepaid expenses	97,953	41,090

Total assets	1,090,205,416	28,636,429

Liabilities:
Payable for investments purchased	—	117,898
Payable for fund shares redeemed	2,304,475	37,237
Payable upon return of securities loaned	—	443,302
Management and investment advisory fees payable	660,594	22,504
Administrative service and service fees payable	260,729	5,655
Transfer agent fees payable	4,543	583
Custody and fund accounting fees payable	8,392	949
Professional fees payable	33,347	39,714
Payable for prospectus and shareholder reports	25,090	1,585
Other liabilities	25,282	2,176

Total liabilities	3,322,452	671,603

Net Assets	$1,086,882,964	$27,964,826

Analysis of Net Assets:
Paid-in-capital	$994,233,570	$26,421,516
Undistributed (or overdistribution of) net investment income	2,328,414	51,103
Accumulated net realized gain (loss)	7,071,948	(223,326)
Unrealized appreciation of investments	83,146,673	1,708,405
Unrealized appreciation of futures contracts	102,359	7,128

Net assets	$1,086,882,964	$27,964,826

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2016

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	12,769,516	163,817

Y Class	38,419,830	774,042

Investor Class	1,922,322	542,500

A Class	6,268,624	370,766

C Class	12,347,914	135,830

Net assets:
Institutional Class	$194,708,612	$2,305,284

Y Class	$582,952,334	$10,988,456

Investor Class	$29,208,149	$7,620,538

A Class	$94,705,221	$5,212,114

C Class	$185,308,648	$1,838,434

Net asset value, offering and redemption price per share:
Institutional Class	$15.25	$14.07

Y Class	$15.17	$14.20

Investor Class	$15.19	$14.05

A Class	$15.11	$14.06

A Class (offering price)	$16.03	$14.92

C Class	$15.01	$13.53

A Cost of investments in unaffiliated securities	$952,511,434	$25,416,742
B Cost of investments in affiliated securities	$45,223,294	$1,187,071
C Fair value of securities on loan	$—	$431,657

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the Year Ended August 31, 2016

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$27,357,666	$412,309
Dividend income from affiliated securities	48,225	1,165
Interest income	1,214	—
Income derived from securities lending	—	10,516

Total investment income	27,407,105	423,990

Expenses:
Management and investment advisory fees (Note 2)	3,919,892	154,095
Administrative service fees (Note 2):
Institutional Class	365,511	4,475
Y Class	1,053,764	20,363
Investor Class	53,929	11,427
A Class	180,289	10,628
C Class	340,255	3,528
Transfer agent fees:
Institutional Class	44,454	816
Y Class	13,281	316
Investor Class	3,261	1,682
A Class	6,144	745
C Class	6,229	218
Custody and fund accounting fees	73,201	11,982
Professional fees	67,086	45,415
Registration fees and expenses	171,791	59,569
Service fees (Note 2):
Y Class	471,818	9,126
Investor Class	79,462	13,237
A Class	121,180	7,159
C Class	228,583	2,371
Distribution fees (Note 2):
A Class	201,966	11,931
C Class	1,523,887	15,806
Prospectus and shareholder report expenses	83,832	7,072
Trustee fees	47,083	1,461
Other expenses	69,462	7,020

Total expenses	9,126,360	400,442

Net fees waived and expenses (reimbursed) recouped by Manager (Note 2)	32,683	(130,345)

Net expenses	9,159,043	270,097

Net investment income	18,248,062	153,893

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	5,941,523	(318,301)
Commission recapture (Note 1)	95,051	—
Futures contracts	2,423,297	63,715
Change in net unrealized appreciation (depreciation) of:
Investments	80,429,534	2,518,989
Futures contracts	518,825	51,845

Net gain from investments	89,408,230	2,316,248

Net increase in net assets resulting from operations	$107,656,292	$2,470,141

A Foreign taxes	$—	$312

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	The London Company Income Equity Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$18,248,062	$10,547,176
Net realized gain (loss) from investments, commission recapture, and futures contracts	8,459,871	(1,377,698)
Change in net unrealized appreciation (depreciation) from investments and futures contracts	80,948,359	(30,039,664)

Net increase (decrease) in net assets resulting from operations	107,656,292	(20,870,186)

Distributions to Shareholders:
Net investment income:
Institutional Class	(3,544,997)	(2,100,696)
Y Class	(9,926,813)	(5,121,015)
Investor Class	(452,631)	(347,106)
A Class	(1,491,174)	(989,380)
C Class	(1,766,190)	(1,004,689)
Net realized gain from investments:
Institutional Class	—	(555,776)
Y Class	—	(1,564,216)
Investor Class	—	(137,291)
A Class	—	(342,009)
C Class	—	(583,173)

Net distributions to shareholders	(17,181,805)	(12,745,351)

Capital Share Transactions:
Proceeds from sales of shares	548,570,693	579,988,704
Reinvestment of dividends and distributions	7,818,081	5,799,326
Cost of shares redeemed	(277,196,132)	(110,716,295)

Net increase in net assets from capital share transactions	279,192,642	475,071,735

Net increase in net assets	369,667,129	441,456,197

Net Assets:
Beginning of period	717,215,835	275,759,637

End of Period *	$1,086,882,964	$717,215,835

* Includes undistributed (overdistribution of) net investment income	$2,328,414	$1,382,288

See accompanying notes

24

American Beacon FundsSM

Statements of Changes in Net Assets

	Zebra Small Cap Equity Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$153,893	$91,835
Net realized gain (loss) from investments and futures contracts	(254,586)	2,123,361
Change in net unrealized appreciation (depreciation) from investments and futures contracts	2,570,834	(2,206,398)

Net increase in net assets resulting from operations	2,470,141	8,798

Distributions to Shareholders:
Net investment income:
Institutional Class	(8,763)	(5,230)
Y Class	(38,839)	(29,672)
Investor Class	(13,402)	(1,355)
A Class	(10,123)	(6,050)
Net realized gain from investments:
Institutional Class	(201,256)	(24,456)
Y Class	(891,959)	(138,755)
Investor Class	(447,110)	(34,616)
A Class	(468,807)	(67,058)
C Class	(161,536)	(22,721)

Net distributions to shareholders	(2,241,795)	(329,913)

Capital Share Transactions:
Proceeds from sales of shares	13,574,650	9,379,287
Reinvestment of dividends and distributions	2,212,923	315,149
Cost of shares redeemed	(8,379,853)	(8,185,515)

Net increase in net assets from capital share transactions	7,407,720	1,508,921

Net increase in net assets	7,636,066	1,187,806

Net Assets:
Beginning of period	20,328,760	19,140,954

End of Period *	$27,964,826	$20,328,760

* Includes undistributed (overdistribution of) net investment income	$51,103	$76,849

See accompanying notes

25

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of August 31, 2016, the Trust consists of twenty-five active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): the American Beacon The London Company Income Equity Fund and the American Beacon Zebra Small Cap Equity Fund. The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:

Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	Individual investors investing directly or through an intermediary making an initial investment of $2,500

A Class	General public and investors making an initial investment of $2,500 through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors making an initial investment of $1,000 through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

26

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From September 1, 2015 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Funds an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016 the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Funds also pay the unaffiliated investment advisor hired to direct investment activities of the Funds an annualized investment advisory fee based on a percentage of the Funds’ average daily assets.

27

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

Management fees paid by the Funds during the year ended August 31, 2016 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
The London Company Income Equity	0.67%	$3,919,892	$2,780,063	$1,139,829
Zebra Small Cap Equity	0.89%	154,095	123,249	30,846

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Zebra Small Cap Equity Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended August 31, 2016, securities lending fees paid to the Manager were $1,342 for the Zebra Small Cap Equity Fund.

Administration Agreement

From September 1, 2015 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to

28

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund(s). Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

For the year ended August 31, 2016, the sub-transfer agent fees, as reflected in “Transfer agent fees” in the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
The London Company Income Equity	$39,986
Zebra Small Cap Equity	611

As of August 31, 2016, the Funds owe the Manager the following reimbursement for sub-transfer agent fees, as reflected in “Transfer agent fees payable” in the Statements of Assets and Liabilities:

Fund	Reimbursement of Sub-Transfer Agent Fees
The London Company Income Equity	$3,481
Zebra Small Cap Equity	365

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Fund and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2016, the Manager earned fees on the Funds’ direct investments and securities lending collateral invested in the USG Select Fund, respectively, as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
The London Company Income Equity	$39,374	$—	$39,374
Zebra Small Cap Equity	924	275	1,199

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended August 31 2016, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap.

29

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

For the year ended August 31, 2016, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap		Reimbursed Expenses	(Recovered) Expenses	Expiration of Reimbursed Expenses
		9/1/15 - 12/31/15	1/1/16 - 8/31/16
The London Company Income Equity	Institutional	0.79%	N/A	$3,272	$(35,955)	2019
The London Company Income Equity	Y	N/A	N/A	—	—	2019
The London Company Income Equity	Investor	N/A	N/A	56	(56)	2019
The London Company Income Equity	A	N/A	N/A	989	(989)	2019
The London Company Income Equity	C	N/A	N/A	197	(197)	2019
Zebra Small Cap Equity	Institutional	0.99%	0.89%	12,677	—	2019
Zebra Small Cap Equity	Y	1.09%	0.99%	53,901	—	2019
Zebra Small Cap Equity	Investor	1.37%	1.27%	24,914	—	2019
Zebra Small Cap Equity	A	1.39%	1.29%	29,309	—	2019
Zebra Small Cap Equity	C	2.14%	2.04%	9,544	—	2019

Of these amounts, $11,205 is disclosed as a receivable from the Manager to the Zebra Small Cap Equity Fund on the Statement of Assets and Liabilities at August 31, 2016. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2019. The Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expenses	Expiration of Reimbursed Expenses
The London Company Income Equity	$37,197	$48,415	$—	2016
The London Company Income Equity	—	13,005	—	2017
Zebra Small Cap Equity	—	122,920	—	2016
Zebra Small Cap Equity	—	94,922	—	2017
Zebra Small Cap Equity	—	105,676	—	2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2016, Foreside collected $146,600 and $612 in sales commissions from the sale of A Class shares for The London Company Income Equity and Zebra Small Cap Equity Funds, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2016, fees of $4,711 was collected for The London Company Income Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2016, CDSC fees of $53,772 and $297 were collected for The London Company Income Equity and Zebra Small Cap Equity Funds, respectively.

30

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of August 31, 2016, the investments were classified as described on the following page below:

The London Company Income Equity(1)	Level 1	Level 2	Level 3	Total
Common Stock	$1,025,251,601	$—	$—	$1,025,251,601
Preferred Stock	10,406,505	—	—	10,406,505
Short-Term Investments - Money Markets	45,223,294	—	—	45,223,294

Total Investments in Securities	$1,080,881,400	$—	$—	$1,080,881,400

Other Financial Instruments - Assets
Futures Contracts	$102,359	$—	$—	$102,359

Total Financial Derivative Instruments	$102,359	$—	$—	$102,359

Zebra Small Cap Equity(1)	Level 1	Level 2	Level 3	Total
Common Stock	$27,038,618	$—	$—	$27,038,618
Short-Term Investments - Money Markets	830,296	—	—	830,296
Securities Lending Collateral Invested in Money Market Funds	443,302	—	—	443,302

Total Investments in Securities	$28,312,216	$—	$—	$28,312,216

Other Financial Instruments - Assets
Futures Contracts	$7,128	$—	$—	$7,128

Total Financial Derivative Instruments	$7,128	$—	$—	$7,128

(1)	Refer to Schedule of Investments for Industry Information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Funds’ assets and liabilities. As of August 31, 2016, there were no transfers between levels for the Funds.

4. Securities and other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert

32

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

33

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

The Funds’ futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Number of Futures Contracts Outstanding
Fund	Year ended August 31, 2016
The London Company Income Equity	341
Zebra Small Cap Equity	7

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure(1):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of August 31, 2016:

		The London Company Income Equity	Zebra Small Cap Equity
Statements of Assets and Liabilities:	Derivative
Receivable for variation margin from open futures contracts(2)	Equity Contracts	$102,359	$7,128

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended August 31, 2016:

Statements of Operations:
Net realized gain (loss) from futures contracts	Equity Contracts	$2,423,297	$63,715
Change in net unrealized appreciation (depreciation) of futures contracts	Equity Contracts	518,825	51,845

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

34

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers for futures contracts” and “Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required

35

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of August 31, 2016.

The London Company Income Equity

Offsetting of Financial Assets and Derivative Assets as of August 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Futures Contracts (1) (3)	$102,359	$—	$102,359

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2016:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$102,359	$—	$—	$102,359

Zebra Small Cap Equity

Offsetting of Financial Assets and Derivative Assets as of August 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Securities on Loan	$431,657	$—	$431,657
Futures Contracts (1) (3)	7,128	—	7,128

	$438,785	$—	$438,785

36

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2016:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(2)	Net Amount
Citigroup Global Market Inc.	$274,753	$—	$(274,753)	$—
Goldman Sachs & Co.(1)	7,128	—	—	7,128
JP Morgan Clearing Corp.	74,000	—	(74,000)	—
MS Securities Services Inc.	82,904	—	(82,904)	—

	$438,785	$—	$(431,657)	$7,128

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $443,302 has been received in connection with securities lending transactions.
(3)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2013, 2014, 2015, and 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements

The tax character of distributions paid were as follows:

	The London Company Income Equity		Zebra Small Cap Equity
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Distributions paid from:
Ordinary income*
Institutional Class	$3,544,997	$2,263,918	$71,514	$8,919
Y Class	9,926,813	5,580,415	316,947	50,600
Investor Class	452,631	387,427	152,808	6,576
A Class	1,491,174	1,089,823	156,294	16,165
C Class	1,766,190	1,175,947	50,367	3,427
Long-term Capital Gains
Institutional Class	—	392,553	138,505	20,767
Y Class	—	1,104,855	613,851	117,826
Investor Class	—	96,970	307,704	29,395
A Class	—	241,566	322,636	56,943
C Class	—	411,878	111,169	19,295

Total distributions paid	$17,181,805	$12,745,352	$2,241,795	$329,913

37

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

As of August 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

	The London Company Income Equity	Zebra Small Cap Equity

Cost basis of investments for federal income tax purposes	$997,265,814	$26,624,506

Unrealized appreciation	127,905,270	3,233,874
Unrealized depreciation	(44,289,684)	(1,546,164)

Net unrealized appreciation (depreciation)	83,615,586	1,687,710

Undistributed ordinary income (loss)	1,826,233	41,423
Undistributed long-term capital gain	7,207,575	—
Accumulated capital and other losses	—	(185,823)
Other temporary differences	—	—

Distributable earnings (deficits)	$96,649,394	$1,543,310

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments and the reclassification of income from real estate investment securities, and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following reclassified amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities and publicly traded partnerships and dividend reclasses as of August 31, 2016:

	The London Company Income Equity	Zebra Small Cap Equity
Paid-in-capital	$(1)	$123
Undistributed (overdistribution of) net investment income	(120,131)	(108,512)
Accumulated net realized gain (loss)	120,133	108,391
Unrealized appreciation (depreciation) of investments and futures contracts	(1)	(2)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2016, The Zebra Fund has $185,823 of post RIC MOD short-term capital loss carryforward. The London Company Income Equity Fund utilized $1,891,292 of post RIC MOD short-term capital loss carryforward.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2016 were:

	Purchases	Sales
The London Company Income Equity	$425,198,794	$171,335,930
Zebra Small Cap Equity	16,675,282	10,927,192

38

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2016 are as follows:

Fund	Type of Transaction	August 31, 2015 Shares/Fair Value	Purchases	Sales	August 31, 2016 Shares/Fair Value	Dividend Income
The London Company Income Equity	Direct	$—	$287,186,907	$241,963,613	$45,223,294	$48,225
Zebra Small Cap Equity	Direct	—	7,942,670	7,112,374	830,296	1,165
Zebra Small Cap Equity	Securities Lending	138,569	4,148,235	3,930,029	356,775	N/A

9. Securities Lending

The Zebra Small Cap Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

39

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

At August 31, 2016, the values of outstanding securities on loan and the value of collateral are as follows:

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$431,657	$—	$443,302

Cash collateral is listed in the Funds’ Schedules of Investments and is shown on Statements of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended August 31,
	2016		2015
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	4,317,062	$61,703,562	6,701,009	$99,534,056
Reinvestment of dividends	209,460	2,997,506	168,765	2,482,189
Shares redeemed	(1,646,575)	(23,431,242)	(1,106,864)	(16,278,755)

Net increase in shares outstanding	2,879,947	$41,269,826	5,762,910	$85,737,490

	Y Class
	Year Ended August 31,
	2016		2015
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	24,943,586	$354,214,007	21,660,432	$316,041,481
Reinvestment of dividends	216,302	3,091,654	126,982	1,861,085
Shares redeemed	(13,173,464)	(187,434,356)	(4,083,141)	(59,822,878)

Net increase in shares outstanding	11,986,424	$169,871,305	17,704,273	$258,079,688

	Investor Class
	Year Ended August 31,
	2016		2015
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,081,723	$15,497,749	941,730	$13,857,568
Reinvestment of dividends	30,330	432,609	30,898	452,062
Shares redeemed	(679,241)	(9,525,154)	(658,922)	(9,570,801)

Net increase in shares outstanding	432,812	$6,405,204	313,706	$4,738,829

	A Class
	Year Ended August 31,
	2016		2015
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	2,777,336	$39,632,748	3,972,819	$58,223,652
Reinvestment of dividends	61,866	877,243	45,808	668,918
Shares redeemed	(1,841,117)	(26,253,994)	(1,003,379)	(14,429,593)

Net increase in shares outstanding	998,085	$14,255,997	3,015,248	$44,462,977

40

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

	C Class
	Year Ended August 31,
	2016		2015
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	5,471,163	$77,522,627	6,360,629	$92,331,947
Reinvestment of dividends	29,724	419,069	23,081	335,072
Shares redeemed	(2,151,617)	(30,551,386)	(734,055)	(10,614,268)

Net increase in shares outstanding	3,349,270	$47,390,310	5,649,655	$82,052,751

	Institutional Class
	Year Ended August 31,
	2016		2015
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	54,556	$748,177	43,573	$649,687
Reinvestment of dividends	16,524	210,019	2,037	29,686
Shares redeemed	(31,439)	(414,137)	(33,270)	(483,983)

Net increase in shares outstanding	39,641	$544,059	12,340	$195,390

	Y Class
	Year Ended August 31,
	2016		2015
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	309,719	$4,112,092	296,077	$4,334,679
Reinvestment of dividends	72,550	930,798	11,286	166,019
Shares redeemed	(291,579)	(3,867,819)	(187,437)	(2,737,741)

Net increase in shares outstanding	90,690	$1,175,071	119,926	$1,762,957

	Investor Class
	Year Ended August 31,
	2016		2015
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	468,594	$6,246,532	185,311	$2,778,260
Reinvestment of dividends	36,142	459,726	2,420	35,376
Shares redeemed	(143,215)	(1,898,357)	(215,543)	(3,208,512)

Net increase (decrease) in shares outstanding	361,521	$4,807,901	(27,812)	$(394,876)

	A Class
	Year Ended August 31,
	2016		2015
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	128,084	$1,705,574	89,894	$1,340,202
Reinvestment of dividends	35,611	453,323	4,418	64,587
Shares redeemed	(130,342)	(1,726,256)	(96,775)	(1,413,323)

Net increase (decrease) in shares outstanding	33,353	$432,641	(2,463)	$(8,534)

	C Class
	Year Ended August 31,
	2016		2015
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	59,351	$762,275	19,729	$276,459
Reinvestment of dividends	12,910	159,057	1,365	19,481
Shares redeemed	(37,688)	(473,284)	(24,178)	(341,956)

Net increase (decrease) in shares outstanding	34,574	$448,048	(3,084)	$(46,016)

41

American Beacon FundsSM

Notes to Financial Statements

August 31, 2016

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

42

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,				May 29 to August 31, 2012
	2016	2015	2014	2013

Net asset value, beginning of period	$13.85	$14.12	$11.80	$10.49	$10.00

Income from investment operations:
Net investment income	0.32	0.31	0.30	0.31	0.06
Net gains (losses) from investments (both realized and unrealized)	1.40	(0.14)	2.39	1.30	0.47

Total income from investment operations	1.72	0.17	2.69	1.61	0.53

Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.28)	(0.29)	(0.04)
Distributions from net realized gains on securities	—	(0.12)	(0.09)	(0.01)	—

Total distributions	(0.32)	(0.44)	(0.37)	(0.30)	(0.04)

Net asset value, end of period	$15.25	$13.85	$14.12	$11.80	$10.49

Total return A	12.57%	1.08%	23.13%	15.55%	5.31	%B

Ratios and supplemental data:
Net assets, end of period	$194,708,612	$137,006,660	$58,277,396	$44,731,302	$10,330,902
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.75%	0.75%	0.82%	1.13%	7.28	%C
Expenses, net of reimbursements or recoupments	0.77%	0.79%	0.79%	0.79%	0.79	%C
Net investment income (loss), before reimbursements or recoupments	2.32%	2.35%	2.31%	2.32%	(3.99	%)C
Net investment income, net of reimbursements or recoupments	2.30%	2.30%	2.33%	2.66%	2.50	%C
Portfolio turnover rate	20%	15%	10%	15%	6	%D

	Y Class
	Year Ended August 31,				May 29 to August 31, 2012
	2016	2015	2014	2013

Net asset value, beginning of period	$13.79	$14.06	$11.75	$10.49	$10.00

Income from investment operations:
Net investment income	0.32	0.31	0.28	0.33	0.05
Net gains (losses) from investments (both realized and unrealized)	1.37	(0.15)	2.39	1.26	0.48

Total income from investment operations	1.69	0.16	2.67	1.59	0.53

Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.27)	(0.32)	(0.04)
Distributions from net realized gains on securities	—	(0.12)	(0.09)	(0.01)	—

Total distributions	(0.31)	(0.43)	(0.36)	(0.33)	(0.04)

Net asset value, end of period	$15.17	$13.79	$14.06	$11.75	$10.49

Total return A	12.42%	1.03%	23.05%	15.45%	5.31	%B

Ratios and supplemental data:
Net assets, end of period	$582,952,334	$364,477,089	$122,714,756	$28,814,001	$551,601
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.82%	0.83%	0.89%	1.09%	10.59	%C
Expenses, net of reimbursements or recoupments	0.82%	0.84%	0.89%	0.89%	0.89	%C
Net investment income (loss), before reimbursements or recoupments	2.24%	2.27%	2.24%	2.22%	(7.30	%)C
Net investment income, net of reimbursements or recoupments	2.24%	2.26%	2.25%	2.42%	2.40	%C
Portfolio turnover rate	20%	15%	10%	15%	6	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover is for the period from May 29, 2012 through August 31, 2012 and is not annualized.

43

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,				May 29 to August 31, 2012
	2016	2015	2014	2013

Net asset value, beginning of period	$13.81	$14.08	$11.76	$10.48	$10.00

Income from investment operations:
Net investment income	0.28	0.28	0.26	0.27	0.05
Net gains (losses) from investments (both realized and unrealized)	1.37	(0.17)	2.39	1.29	0.47

Total income from investment operations	1.65	0.11	2.65	1.56	0.52

Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.24)	(0.27)	(0.04)
Distributions from net realized gains on securities	—	(0.12)	(0.09)	(0.01)	—

Total distributions	(0.27)	(0.38)	(0.33)	(0.28)	(0.04)

Net asset value, end of period	$15.19	$13.81	$14.08	$11.76	$10.48

Total return A	12.13%	0.71%	22.83%	15.14%	5.21	%B

Ratios and supplemental data:
Net assets, end of period	$29,208,149	$20,564,814	$16,549,654	$8,839,661	$2,073,316
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.06%	1.04%	1.06%	1.54%	10.14	%C
Expenses, net of reimbursements or recoupments	1.06%	1.16%	1.10%	1.17%	1.17	%C
Net investment income (loss), before reimbursements or recoupments	2.01%	2.04%	2.06%	1.86%	(6.99	%)C
Net investment income, net of reimbursements or recoupments	2.01%	1.93%	2.02%	2.23%	1.99	%C
Portfolio turnover rate	20%	15%	10%	15%	6	%D

	A Class
	Year Ended August 31,				May 29 to August 31, 2012
	2016	2015	2014	2013

Net asset value, beginning of period	$13.73	$14.00	$11.70	$10.47	$10.00

Income from investment operations:
Net investment income	0.27	0.27	0.24	0.31	0.05
Net gains (losses) from investments (both realized and unrealized)	1.38	(0.16)	2.37	1.23	0.46

Total income from investment operations	1.65	0.11	2.61	1.54	0.51

Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.22)	(0.30)	(0.04)
Distributions from net realized gains on securities	—	(0.12)	(0.09)	(0.01)	—

Total distributions	(0.27)	(0.38)	(0.31)	(0.31)	(0.04)

Net asset value, end of period	$15.11	$13.73	$14.00	$11.70	$10.47

Total return A	12.14%	0.71%	22.58%	14.99%	5.11	%B

Ratios and supplemental data:
Net assets, end of period	$94,705,221	$72,363,106	$31,579,315	$12,108,558	$646,710
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.13%	1.13%	1.28%	1.59%	11.94	%C
Expenses, net of reimbursements or recoupments	1.13%	1.17%	1.27%	1.29%	1.29	%C
Net investment income (loss), before reimbursements or recoupments	1.94%	1.96%	1.85%	1.93%	(8.87	%)C
Net investment income, net of reimbursements or recoupments	1.94%	1.92%	1.86%	2.23%	1.78	%C
Portfolio turnover rate	20%	15%	10%	15%	6	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover is for the period May 29, 2012 through August 31, 2012 and is not annualized.

44

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,				May 29 to August 31, 2012
	2016	2015	2014	2013

Net asset value, beginning of period	$13.65	$13.93	$11.66	$10.46	$10.00

Income from investment operations:
Net investment income	0.17	0.18	0.15	0.24	0.04
Net gains (losses) from investments (both realized and unrealized)	1.36	(0.17)	2.35	1.21	0.46

Total income from investment operations	1.53	0.01	2.50	1.45	0.50

Less distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.14)	(0.24)	(0.04)
Distributions from net realized gains on securities	—	(0.12)	(0.09)	(0.01)	—

Total distributions	(0.17)	(0.29)	(0.23)	(0.25)	(0.04)

Net asset value, end of period	$15.01	$13.65	$13.93	$11.66	$10.46

Total return A	11.28%	(0.04%)	21.69%	14.05%	5.01	%B

Ratios and supplemental data:
Net assets, end of period	$185,308,648	$122,804,166	$46,638,516	$8,015,463	$274,067
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.87%	1.88%	2.02%	2.26%	13.83	%C
Expenses, net of reimbursements or recoupments	1.87%	1.89%	2.01%	2.04%	2.04	%C
Net investment income (loss), before reimbursements or recoupments	1.20%	1.22%	1.11%	1.09%	(10.65	%)C
Net investment income, net of reimbursements or recoupments	1.20%	1.21%	1.12%	1.31%	1.14	%C
Portfolio turnover rate	20%	15%	10%	15%	6	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover is for the period from May 29, 2012 through August 31, 2012 and is not annualized.

45

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$14.21	$14.36	$13.66	$12.40	$11.30

Income from investment operations:
Net investment income	0.18	0.13	0.14	0.46	0.27
Net gains (losses) from investments (both realized and unrealized)	1.15	(0.03)	2.12	2.79	1.15

Total income from investment operations	1.33	0.10	2.26	3.25	1.42

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	—	(1.17)	(0.10)
Distributions from net realized gains	(1.41)	(0.21)	(1.56)	(0.82)	(0.22)

Total distributions	(1.47)	(0.25)	(1.56)	(1.99)	(0.32)

Net asset value, end of period	$14.07	$14.21	$14.36	$13.66	$12.40

Total return A	10.46%	0.68%	16.67%	29.81%	12.78%

Ratios and supplemental data:
Net assets, end of period	$2,305,284	$1,764,526	$1,606,024	$1,522,235	$923,572
Ratios to average net assets:
Expenses, before reimbursements	1.53%	1.56%	1.64%	2.77%	3.18%
Expenses, net of reimbursements	0.89%	1.00%	0.99%	0.99%	0.99%
Net investment income (loss), before reimbursements	0.34%	0.17%	0.33%	(0.28)%	(0.71)%
Net investment income, net of reimbursements	0.97%	0.73%	0.99%	1.50%	1.48%
Portfolio turnover rate	50%	97%	76%	89%	103%

	Y Class
	Year Ended August 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$14.33	$14.50	$13.79	$12.46	$11.36

Income from investment operations:
Net investment income	0.12	0.10	0.56	0.37	0.06
Net gains (losses) from investments (both realized and unrealized)	1.22	(0.02)	1.71	2.89	1.37

Total income from investment operations	1.34	0.08	2.27	3.26	1.43

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	—	(1.11)	(0.11)
Distributions from net realized gains	(1.41)	(0.21)	(1.56)	(0.82)	(0.22)

Total distributions	(1.47)	(0.25)	(1.56)	(1.93)	(0.33)

Net asset value, end of period	$14.20	$14.33	$14.50	$13.79	$12.46

Total return A	10.44%	0.54%	16.59%	29.65%	12.78%

Ratios and supplemental data:
Net assets, end of period	$10,988,456	$9,795,860	$8,168,361	$1,693,046	$1,173,851
Ratios to average net assets:
Expenses, before reimbursements	1.58%	1.61%	1.65%	2.79%	3.39%
Expenses, net of reimbursements	0.99%	1.10%	1.09%	1.09%	1.09%
Net investment income (loss), before reimbursements	0.28%	0.12%	0.19%	(0.23)%	(0.81)%
Net investment income, net of reimbursements	0.87%	0.64%	0.75%	1.47%	1.49%
Portfolio turnover rate	50%	97%	76%	89%	103%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

46

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$14.22	$14.39	$13.73	$12.44	$11.31

Income from investment operations:
Net investment income	0.28	0.01	0.10	0.53	0.17
Net gains from investments (both realized and unrealized)	1.00	0.04	2.12	2.68	1.22

Total income from investment operations	1.28	0.05	2.26	3.21	1.39

Less distributions:
Dividends from net investment income	(0.04)	(0.01)	—	(1.10)	(0.04)
Distributions from net realized gains	(1.41)	(0.21)	(1.56)	(0.82)	(0.22)

Total distributions	(1.45)	(0.22)	(1.56)	(1.92)	(0.26)

Net asset value, end of period	$14.05	$14.22	$14.39	$13.73	$12.44

Total return A	10.07%	0.29%	16.27%	29.30%	12.45%

Ratios and supplemental data:
Net assets, end of period	$7,620,538	$2,573,002	$3,003,670	$3,301,901	$1,670,426
Ratios to average net assets:
Expenses, before reimbursements	1.74%	1.82%	1.86%	3.07%	3.60%
Expenses, net of reimbursements	1.27%	1.37%	1.37%	1.37%	1.37%
Net investment income (loss), before reimbursements	0.09%	(0.12)%	0.15%	(0.60)%	(1.14)%
Net investment income, net of reimbursements	0.56%	0.33%	0.64%	1.11%	1.08%
Portfolio turnover rate	50%	97%	76%	89%	103%

	A Class
	Year Ended August 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$14.22	$14.40	$13.75	$12.46	$11.32

Income from investment operations:
Net investment income	0.10	0.05	0.48	0.18	0.13
Net gains from investments (both realized and unrealized)	1.18	0.00	1.73	3.02	1.24

Total income from investment operations	1.28	0.05	2.21	3.20	1.37

Less distributions:
Dividends from net investment income	(0.03)	(0.02)	—	(1.09)	(0.01)
Distributions from net realized gains	(1.41)	(0.21)	(1.56)	(0.82)	(0.22)

Total distributions	(1.44)	(0.23)	(1.56)	(1.91)	(0.23)

Net asset value, end of period	$14.06	$14.22	$14.40	$13.75	$12.46

Total return A	10.04%	0.29%	16.17%	29.07%	12.28%

Ratios and supplemental data:
Net assets, end of period	$5,212,114	$4,797,155	$4,894,024	$2,080,892	$2,231,680
Ratios to average net assets:
Expenses, before reimbursements	1.90%	1.94%	2.05%	3.22%	3.71%
Expenses, net of reimbursements	1.29%	1.40%	1.47%	1.49%	1.49%
Net investment (loss), before reimbursements	(0.04)%	(0.21)%	(0.14)%	(0.62)%	(1.26)%
Net investment income, net of reimbursements	0.57%	0.33%	0.45%	1.11%	0.97%
Portfolio turnover rate	50%	97%	76%	89%	103%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

47

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$13.81	$14.08	$13.57	$12.28	$11.24

Income from investment operations:
Net investment income (loss)	0.10	(0.07)	0.33	0.24	0.03
Net gains from investments (both realized and unrealized)	1.03	0.01	1.74	2.84	1.23

Total income (loss) from investment operations	1.13	(0.06)	2.07	3.08	1.26

Less distributions:
Dividends from net investment income	—	—	—	(0.97)	—
Distributions from net realized gains	(1.41)	(0.21)	(1.56)	(0.82)	(0.22)

Total distributions	(1.41)	(0.21)	(1.56)	(1.79)	(0.22)

Net asset value, end of period	$13.53	$13.81	$14.08	$13.57	$12.28

Total return A	9.17%	(0.48%	15.29%	28.2%	11.35%

Ratios and supplemental data:
Net assets, end of period	$1,838,434	$1,398,217	$1,468,876	$695,075	$506,602
Ratios to average net assets:
Expenses, before reimbursements	2.65%	2.69%	2.81%	3.95%	4.48%
Expenses, net of reimbursements	2.04%	2.15%	2.22%	2.24%	2.24%
Net investment (loss), before reimbursements	(0.78)%	(0.96)%	(0.89)%	(1.38)%	(2.02)%
Net investment income (loss), net of reimbursements	(0.18)%	(0.41)%	(0.30)%	0.33%	0.23%
Portfolio turnover rate	50%	97%	76%	89%	103%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

48

American Beacon FundsSM

Federal Tax Information

August 31, 2016 (Unaudited)

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

The London Company Income Equity	91.53%
Zebra Small Cap Equity	82.67%

Qualified Dividend Income:

The London Company Income Equity	100.00%
Zebra Small Cap Equity	100.00%

Long-Term Capital Gain Distributions:

The London Company Income Equity	$—
Zebra Small Cap Equity	1,483,865

Short-Term Capital Gain Distributions:

The London Company Income Equity	$—
Zebra Small Cap Equity	585,341

Shareholders will receive notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

49

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approval of Management for the Funds in March 2016

At its March 3-4, 2016 meetings, the Board considered the approval of a new Management Agreement (“New Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon The London Company Income Equity Fund (“London Company Fund”) and the American Beacon Zebra Small Cap Equity Fund (“Zebra Fund”) (collectively, the “Funds”). The New Agreement combines the terms of each Fund’s prior management agreement and administration agreement and establishes separate standardized fee schedules for four categories of Funds, which include fee schedule breakpoints. The Board considered that, with respect to each Fund, the single management fee rate under the New Agreement does not exceed the former combined investment management and administrative services fee rates, and there is no change to the investment management or administrative services provided or the aggregate fees charged to the Fund.

The Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the New Agreement. The Board also considered information that had been provided by the Manager to the Board at its November 9-10, 2015 meetings when the Board had met with various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the New Agreement. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

The Board determined that it did not need to consider certain factors that it typically considers during its review of the Funds’ management agreements because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Funds by the Manager at in-person meetings held on June 2-3, 2015, when it reviewed the prior management agreement or, in connection with the initial approval of that agreement. The Board noted that it previously had considered the prior management agreement at an in-person meeting held on November 12, 2014, at telephonic meetings held on November 26, 2014 and December 6, 2014 and at an in-person meeting held on December 10, 2014, and approved the prior management agreement at its in-person meeting held on December 10, 2014.

In connection with the Board’s review of the New Agreement, the Board considered, among other things, information provided by the Manager regarding the terms of the New Agreement and the relevant differences between the New Agreement and the prior management agreement and administration agreement. The Board considered the Manager’s representations that the New Agreement would not reduce or modify in any way the nature or level of the advisory or administration services provided to the Funds. The Board also considered that the fee rate payable by a Fund under the New Agreement would not exceed the aggregate fee rate payable by the Fund under the prior management agreement and administration agreement. Additionally, the Board considered the Manager’s representation that there would be no change in the professional personnel who primarily perform management and administrative services for the Funds and the Manager’s representations regarding disclosure of the New Agreement to new and existing shareholders. The Board also considered that an independent consultant retained to assist the Board in evaluating the Manager’s proposal to combine the prior management agreement and administration agreement had concluded that the proposal was reasonable and in the best interest of shareholders.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Funds or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to each Fund; (2) determined that each Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the New Agreement on behalf of each Fund.

Renewal and Approval of the Management Agreements and Investment Advisory Agreements of the Funds in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8th meeting, approved the renewal of:

(1) the Management Agreement between the Manager and the Trust on behalf of each Fund;

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the London Company Fund, and the London Company of Virginia, LLC (”London Company”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Zebra Fund, and Zebra Capital Management, LLC (“Zebra”);

Each of the Investment Advisory Agreements are hereinafter referred to as the “Investment Advisory Agreement,” and the London Company and Zebra are hereinafter each referred to as a “subadvisor.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

50

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

51

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

52

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. The Board also considered the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

53

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the London Company for the London Company Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2016)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

The Trustees also considered: (1) information provided by London Company that, for fee rate comparison purposes, it does not manage other accounts in the same strategy as the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the London Company Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Zebra for the Zebra Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking - Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	2nd Quintile

The Trustees also considered: (1) the Manager’s explanation that Zebra utilizes a unique, proprietary investment process only available in small cap equities through the Fund; (2) representations by Zebra that it does not manage accounts with comparable objectives and policies to the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

NON-INTERESTED TRUSTEES (CONT.)	Term
One Year

Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos(47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP Since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams(41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. ((2012-Present)

Teresa A. Oxford (57)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

57

American Beacon FundsSM

Privacy Policy

August 31, 2016 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE,Washington, D.C.20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately 60 days after the end of each quarter for the Zebra Small Cap Equity Fund and 20 days after the end of each month for The London Company Income Equity Fund.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund are service marks of American Beacon Advisors, Inc.

AR 8/16

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Important Information: Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Investments in high yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Although the Fund has a flexible approach to investing, diversification does not ensure against loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended August 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks - the Federal Reserve included - responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined and U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, Great Britain announced that the “Brexit” referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

For the period under review, the BofA Merrill Lynch 3-Month LIBOR Index returned 0.46%, the Barclays Capital U.S. Aggregate Index returned 5.97%, and the Citi World Government Bond Index - which tracks the performance of more than 20 government bond markets - returned 9.83%.

Our American Beacon Flexible Bond Fund is designed to provide stability, diversification and flexibility. The sub-advisors of the Fund allocate investments across a wide range of global investment opportunities in an effort to achieve positive total returns over a full market cycle regardless of market conditions. The Fund is one of more than 25 offered by American Beacon Funds.

For the 12-month period ended August 31, 2016:

•	American Beacon Flexible Bond Fund (Investor Class) returned 1.46%.

Thank you for your continued interest in American Beacon Funds. We are pleased to have a broad range of products that cover the global equity and fixed income markets. For additional information about the Funds or to access your account information, please visit our website www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Bond Market Overview

August 31, 2016 (Unaudited)

Interest Rates

Interest rates generally declined across the globe during the 12-month period ended August 31, 2016, as central banks continued to purchase bonds for quantitative easing, commodity prices showed signs of stabilization and economic growth remained moderate.

The trend toward negative interest rates continued as well. In July 2016, approximately $13 trillion in bonds around the globe were trading with negative yields.

The government bond yields shown in the following table demonstrate the general decline in interest rates from August 2015 to August 2016.

Interest Rates

(10-year sovereign bond yields)

Country	August 31, 2015	August 31, 2016
Switzerland	-0.13%	-0.50%
Germany	0.80%	-0.07%
Japan	0.38%	-0.07%
U.K.	1.96%	0.64%
U.S.	2.22%	1.58%
Mexico	6.06%	5.83%
Brazil	14.27%	12.08%

Global Currencies

While government bond yields trended lower, the currency markets produced mixed results reflecting each country’s economic, monetary and/or political circumstances.

In the following table, among the larger movers, the British pound weakened significantly in response to the surprising results of the June “Brexit” vote. In Japan, economic ministers slowed the pace of monetary policy expansion leading the yen to strengthen. In Mexico, continued efforts to support the economy, which has been adversely affected by weak North American growth, left the peso weaker. In emerging-market countries, such as Brazil, commodity price stabilization allowed currencies to strengthen. The remaining countries in the table experienced relatively little exchange-rate fluctuation by comparison. Note that the negative percentages in the table indicate that the foreign currency depreciated relative to the U.S. dollar.

Global Currencies

(Change in value vs. the U.S. dollar for the

12-month period ended August 31, 2016)

Geographic Area/Country/Currency	Change in Value as a Percent
British Pound	-13.9%
Mexican Peso	-7.5%
Swiss Franc	-2.5%
European Union Euro	-0.7%
Chinese Renminbi	0.6%
Japanese Yen	17.0%
Brazilian Real	27.5%

2

Global Bond Market Overview

August 31, 2016 (Unaudited)

Barclays Capital Bond Index Returns

Total returns across bond markets reflect the combination of declining interest rates, fluctuating currencies and investor appetite for yield in a record low-yielding environment. In general, foreign markets outperformed the U.S., and the higher-yielding sectors, including Corporates and High Yield, produced strong results as investors sought incremental yield. Following is a summary of total returns for various Barclays Capital bond indexes for the 12-month period ended August 31, 2016; the Barclays Capital U.S. Aggregate Index is a benchmark for the American Beacon Flexible Bond Fund.

Barclays Capital Bond Index Returns

(Total return for the 12-month period

ended August 31, 2016)

Global/Emerging Markets	Total Return
Global Securitized	3.7%
Global Inflation Linked	6.3%
Global Corporate	8.0%
Global Aggregate	8.8%
Global High Yield	10.1%
Global Treasury	10.9%
Emerging Market, Local Currency Government	12.0%

Domestic Market	Total Return
U.S. Securitized	4.1%
U.S. Treasury	5.1%
U.S. Inflation Protected	5.4%
U.S. Aggregate	6.0%
U.S. Corporate High Yield	9.1%
U.S. Corporate	9.6%

3

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2016 (Unaudited)

The Investor Class of the American Beacon Flexible Bond Fund (the “Fund”) returned 1.46% for the twelve-months ended August 31, 2016, compared to the BofA Merrill Lynch 3-Month LIBOR Index (the “Index”) return of 0.46% for the same period.

Total Returns for the Period ended August 31, 2016

	Ticker	1 Year	3 Years	5 Years	Since Inception (7/5/2011)	Value of $10,000 7/5/2011 - 8/31/2016
Institutional Class (1,2,4)	AFXIX	1.83%	0.88%	1.92%	2.00%	$11,075
Y Class (1,2,4)	AFXYX	1.73%	0.79%	1.82%	1.90%	$11,021
Investor Class (1,2,4)	AFXPX	1.46%	0.53%	1.56%	1.69%	$10,905
A Class with sales Charge (1,2,4)	AFXAX	-3.28%	-1.17%	0.46%	0.60%	$10,828
A Class without sales charge (1,2,4)	AFXAX	1.49%	0.46%	1.44%	1.56%	$10,828
C Class with sales charge (1,2,4)	AFXCX	-0.32%	-0.32%	0.72%	0.92%	$10,485
C Class without sales charge (1,2,4)	AFXCX	0.68%	-0.32%	0.72%	0.92%	$10,485
BofA Merrill Lynch 3-Month Libor Index (3)		0.46%	0.32%	0.35%	0.34%	$10,131
Barclays Capital U.S. Aggregate Index (3)		5.97%	4.37%	3.24%	3.71%	$11,393

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived and/or reimbursed since inception. Performance prior to waiving and/or reimbursing fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Barclays Capital U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.28%, 1.35%, 1.52%, 1.67%, and 2.41%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s duration ranged between 1 and 2 years during the period reflecting unusually low global bond yields and a U.S. central bank intent to raise interest rates when opportunity allows. The Fund’s core holdings were represented primarily by exposures to the U.S. credit sectors, including corporate bonds, asset-backed securities, and mortgage-backed securities, and the Fund’s currency positions reflected global central bank approaches to monetary policy.

4

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2016 (Unaudited)

The Fund’s duration positions were primarily concentrated in the U.S. While the Federal Reserve Bank desired higher interest rates during the period, the economy and interest rate markets were not supportive. The Fund’s duration rose slightly from where it began the period in response as the “low-for-long” sentiment towards interest rates persisted.

The largest duration exposure outside of the U.S. was in Mexico where the Fund sought to take advantage of attractive sovereign yields in an economy with moderate underlying inflation. The Mexican peso, however, experienced weakness during the period reflecting the soft U.S. economy and potential for volatility following the U.S. presidential election. The Fund’s remaining duration positions sought to benefit from weak fundamentals, and potential for declining interest rates, in several Asian and European economies.

The Fund held short duration positions (negative duration) in countries with negative interest rates – primarily Germany and Japan – in recognition of the historic low levels of rates in those countries.

The Fund’s currency exposures followed similar macroeconomic themes. In countries with weak economies and negative interest rates, the Fund was short the respective currency – primarily the large European countries and Japan. The Fund was long currencies with sensitivity to commodity prices – primarily South America, Australia and certain peripheral European countries – as commodities began to stabilize during the period.

Among the credit sectors, the Fund’s largest allocations included corporate bonds, asset-backed securities and mortgage-backed securities. The Fund’s weighted-average credit quality was investment grade, with some holdings in the high-yield category and the remainder in investment grade.

Overall, the credit sectors performed well during the period, compared to U.S. Treasuries, as credit spreads narrowed in response to moderate economic growth, stabilizing commodity prices and strong demand for yield in an unusually low-yielding environment. The credit positions allowed the Fund to earn competitive yield with relatively little exposure to rising interest rates.

The Fund’s primary objective is to produce positive total returns regardless of market conditions. While the interest rate environment has been supportive of many fixed-income strategies recently, the Fund’s investment strategy was developed to provide flexibility to investors in all interest rate environments.

Top Ten Holdings (% Net Assets)
Fannie Mae TBA, 3.50%, Due 10/13/2046		6.1
U.S. Treasury Note/Bond, 1.625%, Due 7/31/2019		4.1
U.S. Treasury Note/Bond, 2.50%, Due 5/15/2024		3.9
U.S. Treasury Note/Bond, 1.375%, Due 3/31/2020		3.8
U.S. Treasury Floating Rate Note, 0.509%, Due 7/31/2018		2.3
U.S. Treasury Note/Bond, 2.00%, Due 7/31/2022		2.0
Mexican Bonos Desarrollo, 7.75%, Due 11/13/2042		1.8
U.S. Treasury Note/Bond, 2.00%, Due 8/15/2025		1.7
Ford Motor Credit Co., LLC, 1.037%, Due 1/17/2017		1.6
Mexican Bonos, 8.50%, Due 11/18/2038		1.3
Total Fund Holdings	338

5

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2016 (Unaudited)

Sector Allocation (% Investments)
U.S. Treasury Obligations	20.0
Sovereign	15.5
Finance	15.2
Collateralized Mortgage Obligations	13.1
Asset-Backed Obligations	10.4
U.S. Mortgage-Backed Obligations	6.7
Short-Term Investments	5.3
Manufacturing	4.5
Service	4.5
Telecommunications	1.2
Energy	1.0
Consumer	0.7
Foreign Collateralized Mortgage-Backed Obligations	0.6
Foreign Sovereign	0.6
Transportation	0.5
Municipal Obligation	0.1
Utilities	0.1

6

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2016 (Unaudited)

Country Allocation (% Investments)
United States	68.8
Cayman Islands	4.7
Mexico	3.8
Australia	2.2
Brazil	1.5
Indonesia	1.4
Hungary	1.3
Malaysia	1.3
United Kingdom	1.2
South Africa	1.2
New Zealand	1.1
South Korea	1.1
Spain	1.0
Portugal	0.9
Canada	0.9
Supranational	0.8
Norway	0.8
Poland	0.6
Chile	0.6
Netherlands	0.5
Ireland	0.5
Luxembourg	0.4
Switzerland	0.3
Greece	0.3
Sweden	0.2
Slovenia	0.2
Argentina	0.2
Dominican Republic	0.2
Qatar	0.2
Bermuda	0.2
Honduras	0.2
Guatemala	0.2
Republic of Serbia	0.2
Guernsey	0.2
Senegal	0.2
Vietnam	0.1
British Virgin Islands	0.1
Japan	0.1
Sri Lanka	0.1
France	0.1
Austria	0.1

7

American Beacon Flexible Bond Fund SM

Expense Example

August 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on shares purchased and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples below are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2016 through August 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon Flexible Bond Fund SM

Expense Example

August 31, 2016 (Unaudited)

Flexible Bond Fund

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period 3/1/2016-8/31/2016*
Institutional Class
Actual	$1,000.00	$1,044.64	$4.63
Hypothetical**	$1,000.00	$1,020.60	$4.57
Y Class
Actual	$1,000.00	$1,044.26	$5.09
Hypothetical**	$1,000.00	$1,020.15	$5.03
Investor Class
Actual	$1,000.00	$1,042.74	$6.52
Hypothetical**	$1,000.00	$1,018.73	$6.44
A Class
Actual	$1,000.00	$1,041.79	$6.62
Hypothetical**	$1,000.00	$1,018.63	$6.55
C Class
Actual	$1,000.00	$1,037.93	$10.45
Hypothetical**	$1,000.00	$1,014.86	$10.33

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 0.99%, 1.27%, 1.29% and 2.04% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

9

American Beacon Flexible Bond Fund SM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Flexible Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Flexible Bond Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Flexible Bond Fund at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 31, 2016

10

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

	Par Amount*		Fair Value
DOMESTIC BANK LOAN OBLIGATIONS—2.90%
Consumer—0.22%
ARAMARK Corp., Term Loan E, 3.25%, Due 9/7/2019 A B		$315,361	$316,052

Manufacturing—1.24%
Allison Transmission Holdings, Inc., Term Loan B 3, 3.50%, Due 8/23/2019A B		396,947	397,725
Avago Technologies Cayman Finance Ltd., 2016 Term Loan B1, 4.25%, Due 2/1/2023A B		33,821	34,112
Berry Plastics Group, Inc., First Lien Term Loan H, 1.00%, Due 10/1/2022A B		541,357	541,021
CDW LLC, Term Loan, 3.25%, Due 4/29/2020A B C		367,155	367,000
Dell, Inc., Term Loan B2, 4.00%, Due 4/29/2020A B		407,010	408,231

			1,748,089

Service—1.44%
Burlington Coat Factory Warehouse Corp., Term Loan B 4, 1.00%, Due 8/13/2021A B		295,000	295,579
Charter Communications Operating LLC, 2016 Term Loan I, 1.00%, Due 1/24/2023A B C		99,750	100,249
Dollar Tree, Inc., Term Loan B 1, 3.50%, Due 7/6/2022A B		254,179	254,550
Hilton Worldwide Finance LLC, Term Loan, 3.50%, Due 10/26/2020A B C		63,596	63,768
Hilton Worldwide Finance LLC, Term Loan, 3.50%, Due 10/25/2023A B C		651,755	653,521
JC Penney Corp., Inc., Term Loan B, 5.25%, Due 6/23/2023A B		272,000	273,020
Petsmart, Inc., Term Loan B, 4.25%, Due 3/11/2022A B		395,990	396,552

			2,037,239

Total Domestic Bank Loan Obligations (Cost $4,084,449)			4,101,380

DOMESTIC OBLIGATIONS—31.26%
Consumer—0.58%
Anheuser-Busch InBev Finance, Inc., 2.65%, Due 2/1/2021		230,000	237,181
Reynolds American, Inc., 8.125%, Due 6/23/2019		500,000	587,268

			824,449

Energy—1.14%
Gazprom OAO Via Gaz Capital S.A., 3.755%, Due 3/15/2017D	EUR	100,000	113,162
Kinder Morgan Energy Partners LP, 2.65%, Due 2/1/2019E		270,000	273,356
Kinder Morgan, Inc., 5.00%, Due 2/15/2021F		100,000	108,275
Petrobras Global Finance BV, 5.75%, Due 1/20/2020		100,000	101,136
Ras Laffan Liquefied Natural Gas Co., Ltd III, 6.75%, Due 9/30/2019 D		250,000	285,848
Shell International Finance BV, 2.25%, Due 11/10/2020		200,000	204,589
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024D		200,000	221,678
Statoil ASA, 1.248%, Due 11/8/2018A		300,000	301,098

			1,609,142

Finance—16.48%
2013-2 Aviation Loan Trust, 2.763%, Due 12/15/2022, Acquired 3/2/2013, Cost $67,959 A F N		71,348	64,927
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.75%, Due 5/15/2017		550,000	553,850
AGFC Capital Trust I Limited, 6.00%, Due 1/15/2067, Acquired 3/14/2014, Cost $258,209 A F D N		300,000	159,000
Aircastle Ltd., 4.625%, Due 12/15/2018		270,000	282,488
Allstate Corp., 5.75%, Due 8/15/2053		275,000	297,000
American Express Credit Corp., 1.362%, Due 7/31/2018A		820,000	824,871
Argos Merger Sub, Inc., 7.125%, Due 3/15/2023F		175,000	183,969
Banco Santander Chile S.A., 1.565%, Due 4/11/2017A F		880,000	879,560
Bank of America Corp.,
5.65%, Due 5/1/2018		500,000	532,253
1.720%, Due 1/15/2019A		700,000	707,913
1.516%, Due 4/1/2019A		535,000	538,960
7.625%, Due 6/1/2019		100,000	114,934
4.125%, Due 1/22/2024		100,000	108,981
Bank of America NA, 5.30%, Due 3/15/2017		250,000	255,292
Bank of Montreal, 1.35%, Due 8/28/2018		370,000	369,798
BB&T Corp., 2.625%, Due 6/29/2020		600,000	619,042
BPE Financiaciones S.A., 2.50%, Due 2/1/2017	EUR	100,000	112,543
Canadian Imperial Bank of Commerce/Canada, 1.60%, Due 9/6/2019		180,000	179,866
Centene Corp., 5.625%, Due 2/15/2021		240,000	255,300
Citigroup, Inc.,
1.198%, Due 3/10/2017A		575,000	575,412
1.277%, Due 5/1/2017A		500,000	500,209
1.424%, Due 4/27/2018A		595,000	596,582
Commonwealth Bank of Australia, 1.375%, Due 9/6/2018F		220,000	219,572
Credit Suisse Group Funding Guernsey Ltd., 3.75%, Due 3/26/2025		250,000	250,596

See accompanying notes
11

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

	Par Amount*	Fair Value
DNB Bank ASA, 2.375%, Due 6/2/2021F	$300,000	$306,688
E*Trade Financial Corp., 5.375%, Due 11/15/2022	170,000	182,538
Fifth Third Bancorp, 2.875%, Due 7/27/2020	600,000	621,342
Goldman Sachs Group, Inc.,
1.917%, Due 11/15/2018A	1,610,000	1,627,813
7.50%, Due 2/15/2019	232,000	264,232
International Lease Finance Corp.,
6.75%, Due 9/1/2016F	600,000	600,000
3.875%, Due 4/15/2018	130,000	133,250
7.125%, Due 9/1/2018F	130,000	143,012
JPMorgan Chase & Co.,
1.615%, Due 1/25/2018A	640,000	644,352
2.75%, Due 6/23/2020	250,000	257,467
4.40%, Due 7/22/2020	10,000	10,902
2.153%, Due 3/1/2021A	300,000	309,891
JPMorgan Chase Bank NA, 6.00%, Due 10/1/2017	300,000	314,538
KeyCorp, 2.90%, Due 9/15/2020	300,000	311,534
Lloyds Bank PLC, 2.05%, Due 1/22/2019G	280,000	280,928
Macquarie Bank Ltd., 1.364%, Due 10/27/2017A F	610,000	610,073
Macquarie Group Ltd., 1.759%, Due 1/31/2017A F	1,070,000	1,071,395
Mizuho Financial Group, 2.632%, Due 4/12/2021F	210,000	213,205
Morgan Stanley,
1.995%, Due 4/25/2018A	1,600,000	1,619,690
7.30%, Due 5/13/2019	300,000	342,619
5.50%, Due 7/24/2020	350,000	394,992
Royal Bank of Scotland PLC, 9.50%, Due 3/16/2022D G H	300,000	310,649
Shinhan Bank, 1.311%, Due 4/8/2017A F	1,430,000	1,429,068
Skandinaviska Enskilda Banken AB, 2.625%, Due 11/17/2020F	350,000	360,398
Toronto Dominion Bank, 1.657%, Due 4/7/2021A	150,000	151,968
UBS AG, 5.125%, Due 5/15/2024D	500,000	523,293
Ventas Realty LP / Ventas Capital Corp., 4.00%, Due 4/30/2019E	300,000	315,529
Voya Financial, Inc., 5.65%, Due 5/15/2053	275,000	275,000
Wells Fargo & Co., 2.60%, Due 7/22/2020	100,000	102,952
Westpac Banking Corp., 2.60%, Due 11/23/2020	410,000	422,038

		23,334,274

Manufacturing—4.12%
American Axle & Manufacturing, Inc., 6.25%, Due 3/15/2021	260,000	271,700
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 3.653%, Due 12/15/2019A F G	200,000	202,000
Daimler Finance North America LLC, 1.875%, Due 1/11/2018C F	400,000	402,759
Diamond 1 Finance Corp / Diamond 2 Finance Corp.,
3.48%, Due 6/1/2019F	50,000	51,450
4.42%, Due 6/15/2021F	420,000	439,168
Electronic Arts, Inc., 3.70%, Due 3/1/2021	70,000	74,000
First Data Corp., 5.375%, Due 8/15/2023F	210,000	217,875
FLIR Systems, Inc., 3.125%, Due 6/15/2021	170,000	175,598
Ford Motor Credit Co., LLC,
1.459%, Due 1/17/2017A C	2,215,000	2,217,629
1.553%, Due 6/15/2018A C	745,000	748,747
Glencore Funding LLC, 2.04%, Due 1/15/2019A C F	235,000	231,474
Hewlett Packard Enterprise Co., 3.60%, Due 10/15/2020F	260,000	272,270
Novelis, Inc., 8.75%, Due 12/15/2020	150,000	157,125
Under Armour, Inc., 3.25%, Due 6/15/2026	120,000	121,532
Western Digital Corp., 10.50%, Due 4/1/2024F	30,000	33,900
Westlake Chemical Corp., 5.00%, Due 8/15/2046F	200,000	205,272

		5,822,499

Service—3.85%
AbbVie, Inc.,
2.50%, Due 5/14/2020	100,000	102,348
3.60%, Due 5/14/2025	100,000	105,828
Actavis Funding SCS, 3.00%, Due 3/12/2020	500,000	516,263
Block Financial LLC, 4.125%, Due 10/1/2020C	170,000	178,407
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.464%, Due 7/23/2022C F	100,000	108,512
CSC Holdings LLC, 8.625%, Due 2/15/2019C	140,000	156,800

See accompanying notes
12

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

	Par Amount*		Fair Value
Dignity Health, 2.637%, Due 11/1/2019		$300,000	$306,791
DISH DBS Corp., 4.625%, Due 7/15/2017		680,000	695,300
ERAC USA Finance LLC, 4.50%, Due 8/16/2021C F		350,000	385,782
Gilead Sciences, Inc., 2.55%, Due 9/1/2020		430,000	446,573
HCA, Inc.,
4.25%, Due 10/15/2019		110,000	115,363
6.50%, Due 2/15/2020		200,000	221,000
HealthSouth Corp., 5.75%, Due 11/1/2024		180,000	186,659
Hertz Corp., 6.75%, Due 4/15/2019		180,000	183,600
L Brands, Inc., 5.625%, Due 2/15/2022		200,000	222,000
Landry’s, Inc., 9.375%, Due 5/1/2020F		180,000	189,450
MGM Resorts International, 6.75%, Due 10/1/2020		55,000	61,463
Michaels Stores, Inc., 5.875%, Due 12/15/2020F		55,000	56,994
New Red Finance, Inc., 6.00%, Due 4/1/2022F		250,000	261,562
Numericable Group S.A., 7.375%, Due 5/1/2026F		200,000	206,500
Tencent Holdings Ltd., 2.875%, Due 2/11/2020F		200,000	205,382
Tenet Healthcare Corp., 6.00%, Due 10/1/2020		250,000	264,063
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, Due 7/21/2021		100,000	100,104
Universal Health Services, Inc., 4.75%, Due 8/1/2022F		70,000	72,625
Zimmer Biomet Holdings, Inc., 3.15%, Due 4/1/2022		100,000	103,250

			5,452,619

Sovereign—3.02%
Dominican Republic International Bond, 7.50%, Due 5/6/2021F		260,000	292,370
Guatemala Government Bond, 5.75%, Due 6/6/2022F		240,000	272,400
Honduras Government International Bond, 8.75%, Due 12/16/2020F		240,000	277,800
Norway, Eksportfinans ASA, 5.50%, Due 6/26/2017		600,000	616,494
Petrobras Global Finance BV, 8.375%, Due 5/23/2021		400,000	430,380
Senegal Government International Bond, 8.75%, Due 5/13/2021F		210,000	238,350
Serbia International Bond, 5.875%, Due 12/3/2018F		240,000	254,409
Slovenia Government Bond,
4.125%, Due 2/18/2019D		200,000	210,782
5.85%, Due 5/10/2023D		100,000	118,419
South Korea, Export-Import Bank of Korea, 5.00%, Due 4/11/2022		200,000	232,838
Supranational, Corporacion Andina de Fomento,
1.302%, Due 1/29/2018A		880,000	879,630
2.00%, Due 5/10/2019		425,000	429,888

			4,253,760

Telecommunications—1.44%
AT&T, Inc.,
2.45%, Due 6/30/2020		400,000	408,299
3.00%, Due 6/30/2022		100,000	103,115
Frontier Communications Corp., 6.25%, Due 9/15/2021		300,000	292,596
Sprint Nextel Corp., 8.375%, Due 8/15/2017		190,000	197,887
Verizon Communications, Inc.,
2.183%, Due 9/15/2016A		730,000	730,299
2.406%, Due 9/14/2018A		200,000	205,684
3.65%, Due 9/14/2018		100,000	104,613

			2,042,493

Transportation—0.55%
Air Canada, 8.75%, Due 4/1/2020F		250,000	268,750
Aviation Capital Group Corp., 2.875%, Due 9/17/2018F		500,000	509,375

			778,125

Utilities—0.08%
Dominion Resources, Inc., 2.00%, Due 8/15/2021		110,000	109,932

Total Domestic Obligations (Cost $43,707,779)			44,227,293

FOREIGN OBLIGATIONS—17.60%
Energy—0.07%
Petrobras Global Finance BV, 5.375%, Due 1/27/2021		100,000	96,375

Finance—1.51%
Banco Bilbao Vizcaya Argentaria S.A., 7.00%, Due 12/29/2049A D	EUR	200,000	210,820
Banco Popular Español S.A., 11.50%, Due 10/29/2049A D	EUR	200,000	233,296

See accompanying notes
13

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

	Par Amount*		Fair Value
Bank of America Corp., 4.159%, Due 10/21/2025, Acquired 5/8/2014, Cost $251,184 A D I N	MXN	3,000,000	185,041
HSBC Holdings PLC, 6.00%, Due 12/29/2049 D G	EUR	200,000	228,687
Lloyds Banking Group PLC, 7.625%, Due 12/29/2049D G	GBP	500,000	676,272
Novo Banco S.A.,
5.00%, Due 4/23/2019 D	EUR	100,000	78,083
5.00%, Due 5/23/2019 D	EUR	100,000	78,641
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018A G	EUR	100,000	121,752
Santander UK PLC, 2.50%, Due 3/14/2019 G	EUR	300,000	304,486

			2,117,078

Foreign Sovereign—0.69%
Argentina Government Bonds, 6.25%, Due 4/22/2019F		$300,000	$319,350
Hungary Government International Bond, 6.25%, Due 1/29/2020		200,000	224,244
Sri Lanka Government International Bond, 6.25%, Due 10/4/2020F		200,000	210,001
Vietnam Government International Bond, 6.75%, Due 1/29/2020F		200,000	225,006

			978,601

Sovereign—15.33%
Australia, Queensland Treasury Corp., 5.75%, Due 7/22/2024D	AUD	1,240,000	1,173,572
Austria, Heta Asset Resolution AG, 2.75%, Due 12/31/2023, Acquired 7/17/2014, Cost $107,612 N	CHF	100,000	91,505
Brazil, Nota Do Tesouro Nacional,
10.00%, Due 1/1/2025	BRL	3,215,000	914,427
10.00%, Due 1/1/2027	BRL	4,735,000	1,317,215
Greece, Hellenic Republic Government Bond,
3.375%, Due 7/17/2017D F	EUR	100,000	108,132
4.75%, Due 4/17/2019D F	EUR	50,000	50,789
Greece, Hellenic Republic Government International Bond,
3.80%, Due 8/8/2017	JPY	30,000,000	276,180
3.00%, Due 2/24/2041A D J	EUR	100,000	66,391
Hungary Government Bond,
6.00%, Due 11/24/2023	HUF	300,000,000	1,330,803
5.50%, Due 6/24/2025	HUF	100,000,000	437,117
Indonesia Government Bond,
8.375%, Due 3/15/2024	IDR	9,800,000,000	789,763
9.00%, Due 3/15/2029	IDR	4,700,000,000	399,137
8.75%, Due 2/15/2044	IDR	11,700,000,000	975,746
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	2,970,000	747,003
4.048%, Due 9/30/2021	MYR	1,105,000	282,932
3.62%, Due 11/30/2021	MYR	940,000	236,442
3.48%, Due 3/15/2023	MYR	2,885,000	711,624
Mexican Bonos Desarr,
8.50%, Due 5/31/2029K	MXN	25,600,000	1,654,364
8.50%, Due 11/18/2038K	MXN	27,500,000	1,831,905
7.75%, Due 11/13/2042K	MXN	40,800,000	2,556,581
New Zealand Government Bond,
6.00%, Due 5/15/2021D	NZD	835,000	718,906
5.50%, Due 4/15/2023D	NZD	1,095,000	968,278
Poland Government Bond, 3.25%, Due 7/25/2025	PLN	3,525,000	942,499
Portugal, Obrigacoes do Tesouro, 4.95%, Due 10/25/2023 D F	EUR	970,000	1,242,348
South Africa Government Bond,
6.75%, Due 3/31/2021	ZAR	4,285,000	272,387
6.50%, Due 2/28/2041	ZAR	16,030,000	769,968
8.75%, Due 2/28/2048	ZAR	13,430,000	829,441

			21,695,455

Total Foreign Obligations (Cost $27,303,430)			24,887,509

ASSET-BACKED OBLIGATIONS—12.29%
American Residential Properties Trust, 1.582%, Due 9/17/2031, 2014 SFR1 AA F		299,795	298,903
Apidos CLO XXII, 4.496%, Due 10/20/2027, 2015 22A CA F		400,000	387,156
Babson CLO Ltd., 4.146%, Due 4/20/2027, 2015 IA D1A F		650,000	624,057
Carlyle Global Market Strategies CLO 2015-2 Ltd., 2.204%, Due 4/27/2027, 2015 2A A1A F		250,000	250,358
Carrington Mortgage Loan Trust, 0.748%, Due 2/25/2037, 2007 FRE1 A3A		500,000	383,347
Citigroup Mortgage Loan Trust, Inc., 0.568%, Due 1/25/2037, 2007 AMC2 A3A		171,279	111,686

See accompanying notes
14

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

	Par Amount*	Fair Value
Countrywide Asset-Backed Certificates Trust,
1.158%, Due 8/25/2035, 2005 3 MV5A	$400,000	$364,894
0.618%, Due 12/25/2036, 2006 12 1AA	150,629	145,021
0.648%, Due 3/25/2037, 2006 18 2A2	190,615	183,828
Drive Auto Receivables Trust 2016-B, 4.53%, Due 8/15/2023, 2016 BA DF	550,000	563,507
Eaton Vance CDO Ltd., 4.896%, Due 10/20/2026, A F	650,000	648,163
First Franklin Mortgage Loan Trust, 0.848%, Due 11/25/2035, 2005 FF10 A5A	1,000,000	800,888
First Investors Auto Owner, 4.70%, Due 4/18/2022, 2016 1A DF	500,000	491,368
GoldenTree Loan Opportunities VII Ltd., 1.865%, Due 4/25/2025, 2013 7A AF	500,000	496,288
GSAMP Trust, 0.608%, Due 12/25/2036, 2007 FM1 A2B	1,492,707	810,380
Invitation Homes Trust, 1.832%, Due 6/17/2032, 2015 SFR2 AA F	293,652	294,849
LCM XX LLC CLO, 4.446%, Due 10/20/2027, 20A DA C F	650,000	624,684
Madison Park Funding Ltd.,
0.867%, Due 3/22/2021, 2007 4A A1AA F	1,315,331	1,299,793
2.138%, Due 1/19/2025 A F	250,000	249,998
Morgan Stanley ABS Capital I Inc. Trust,
0.538%, Due 7/25/2036, 2006 WMC2 A2FPA	75,715	34,301
0.638%, Due 11/25/2036, 2007 HE1 A2CA	490,007	294,662
Morgan Stanley Home Equity Loan Trust, 0.588%, Due 4/25/2037, 2007 2 A1A	1,079,061	653,368
Nomura Home Equity Loan Inc., Home Equity Loan Trust, 0.818%, Due 10/25/2036, 2006 AF1 A4	1,093,224	394,200
Oak Hill Credit Partners, 1.816%, Due 4/20/2025, 2013 8A AF	500,000	495,782
Oakwood Mortgage Investors, Inc., 6.61%, Due 6/15/2031, 2001 C A3	311,730	128,566
Octagon Investment Partners 24 Ltd., 2.261%, Due 5/21/2027, A F	250,000	249,191
OHA Credit Partners XI Ltd., CLO, 4.996%, Due 10/20/2028, 2015 11A DA F	600,000	601,314
Prestige Auto Receivables Trust 2016-1, 5.15%, Due 11/15/2021 F	400,000	403,056
RAAC Series Trust, 0.888%, Due 9/25/2045, 2006 SP1 M1A	800,000	667,580
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3	956,371	471,475
Residential Asset Securities Corp., Trust,
1.068%, Due 7/25/2033, 2003 KS5 AIIBA	5,937	5,294
0.928%, Due 1/25/2036, 2005 KS12 M1A	175,000	167,424
Santander Drive Auto Receivables Trust 2015-3, 3.49%, Due 5/17/2021,	350,000	358,111
Tralee CDO Ltd., 2.046%, Due 7/20/2026, 2014 3A A2F	600,000	596,869
Venture XVII CLO Ltd., 2.160%, Due 7/15/2026, A F	600,000	600,008
VOLT XXII LLC, 3.50%, Due 2/25/2055, 2015 NPL4 A1C F	381,085	381,374
VOLT XXXIV LLC, 3.25%, Due 2/25/2055, 2015 NPL7 A1C F	374,087	373,088
VOLT XXXVIII LLC, 3.875%, Due 9/25/2045, 2015 NP12 A1C F	536,854	539,317
Wells Fargo Home Equity Asset-Backed Securities Trust, 0.718%, Due 4/25/2037, 2007 2 A3A	446,656	402,682
Westlake Automobile Receivables Trust, 4.55%, Due 9/15/2021, 2016 1A DF	530,000	535,074

Total Asset-Backed Obligations (Cost $17,345,767)		17,381,904

COLLATERALIZED MORTGAGE OBLIGATIONS—15.56%
Adjustable Rate Mortgage Trust, 3.118%, Due 9/25/2035, 2005 5 2A1	63,293	52,265
American Home Mortgage Investment Trust,
2.817%, Due 10/25/2034, 2004 3 5AA	30,009	30,025
2.592%, Due 9/25/2045, 2005 2 4A1A	4,856	4,696
Ameriquest Mortgage Securities Inc., 2.438%, Due 6/25/2034, 2004 R4 M2A	839,573	624,756
Banc of America Alternative Loan Trust, 0.888%, Due 5/25/2035, 2005 4 CB6A	39,812	30,159
Banc of America Funding Corporation,
0.697%, Due 4/20/2047, 2007 B A1	555,792	436,827
0.787%, Due 5/20/2047, 2007 C 7A5A	251,836	206,760
Banc of America Mortgage Securities, Inc., 3.546%, Due 7/20/2032, 2002 G1A3A	3,577	3,604
Bear Stearns Adjustable Rate Mortgage Trust,
2.75%, Due 11/25/2030, 2000 2 A1	25,641	24,433
3.011%, Due 8/25/2033, 2003 5 2A1A	64,359	64,095
3.163%, Due 8/25/2033, 2003 5 1A1A	39,664	39,013
3.125%, Due 4/25/2034, 2004 1 22A1A	21,661	21,324
3.345%, Due 11/25/2034, 2004 9 22A1A	15,796	15,520
2.83%, Due 10/25/2035, 2005 9 A1A	37,553	36,135
3.133%, Due 5/25/2047, 2007 3 1A1A	29,589	26,615
Bear Stearns Alt-A Trust,
2.84%, Due 11/25/2036, 2006 6 32A1	109,552	79,808
4.459%, Due 12/25/2046, 2006 7 23A1	810,497	579,395

See accompanying notes
15

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

	Par Amount*	Fair Value
Chase Mortgage Finance Corp.,
5.50%, Due 11/25/2035, 2005 S3 A10	$200,000	$190,531
2.931%, Due 2/25/2037, 2007 A1 1A5	29,006	27,771
2.847%, Due 3/25/2037, 2007 A1 12M3A	210,391	167,721
CHL Mortgage Pass-Through Trust, 2.651%, Due 11/20/2035, 2005 HYB7 6A1A	849,706	708,663
Citigroup Mortgage Loan Trust, Inc.,
2.949%, Due 8/25/2035, 2005 3 2A2A	33,348	32,759
2.41%, Due 9/25/2035, 2005 6 A3A	28,256	27,258
Colony American Homes, 1.632%, Due 5/17/2031, 2014 1A AA F	292,674	292,674
Countrywide Alternative Loan Trust,
5.50%, Due 10/25/2033, 2003 20CB 1A4	164,871	165,421
6.00%, Due 10/25/2033, 2003 J2 A1	19,619	20,227
1.218%, Due 11/25/2035, 2005 56 1A1A	861,580	729,058
6.50%, Due 9/25/2036, 2006 J5 1A1	695,983	584,965
0.697%, Due 7/20/2046, 2006 OA9 2A1AA	10,181	5,004
0.678%, Due 9/25/2046, 2006 OA11 A1BA	12,654	9,677
0.682%, Due 12/20/2046, 2006 OA17 1A1A	995,293	724,931
Countrywide Home Loan Mortgage Pass Through Trust,
3.291%, Due 6/25/2033, 2003 27 A1A	30,147	29,869
1.248%, Due 9/25/2034, 2004 16 1A4AA	33,337	30,454
1.068%, Due 4/25/2035, 2005 3 2A1A	124,244	99,429
0.948%, Due 5/25/2035, 2005 9 1A3A	114,232	94,495
5.75%, Due 5/25/2037, 2007 5 A51	56,719	51,593
Credit Suisse Mortgage-Backed Trust, 6.00%, Due 7/25/2036, 2006 6 1A4	436,234	325,599
Deutsche Alt-A Securities Mortgage Loan Trust, 0.638%, Due 3/25/2037, 2007 AR2 A1	621,608	457,378
Fannie Mae Connecticut Avenue Securities,
2.088%, Due 1/25/2024, 2014 C01 M1A	878,871	885,280
1.438%, Due 5/25/2024, 2014 C02 1M1A	530,382	530,630
4.488%, Due 5/25/2025, 2015 C02 1M2A	500,000	517,926
5.488%, Due 7/25/2025, 2015 C03 2M2A	200,000	212,562
6.188%, Due 4/25/2028, 2015 C04 1M2A	525,000	569,414
2.688%, Due 10/25/2028, 2016 C03 2M1A	292,713	296,905
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044, 2004 T3 CL 1A1	11,381	13,080
First Horizon Asset Securities, Inc., 2.703%, Due 2/25/2034, 2004 AR1 2A1A	38,897	38,641
Freddie Mac Structured Agency Credit Risk Debt Notes,
2.138%, Due 4/25/2024, 2014 DN2 M2A	250,000	252,106
4.388%, Due 12/25/2027, 2015 DNA2 M3A	500,000	529,166
GSMPS Mortgage Loan Trust,
0.838%, Due 3/25/2035, 2005 RP2 1AFA F	699,500	601,905
0.838%, Due 9/25/2035, 2005 RP3 1AFA F	719,915	619,740
0.888%, Due 4/25/2036, 2006 RP2 1AF1A F	398,950	330,030
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1	2,115	2,163
2.743%, Due 6/25/2034, 2004 7 3A1	23,750	22,931
2.909%, Due 11/25/2035, 2005 AR7 6A1A	22,317	21,346
JP Morgan Alternative Loan Trust, 1.835%, Due 5/26/2037, 2008 R3 3A1F	247,074	218,553
JP Morgan Mortgage Trust, 3.00%, Due 9/25/2044, 2014 IVR3 2A1A F	322,730	328,964
Master Specialized Loan Trust, 0.748%, Due 2/25/2036, 2006 2 AA F	786,992	687,143
Morgan Stanley ABS Capital I Inc. Trust, 0.548%, Due 12/25/2036, 2007 HE3 A2AA	440,874	267,502
Morgan Stanley Mortgage Loan Trust, 2.595%, Due 6/25/2036, 2006 8AR 5A4A	18,637	17,964
Nationstar Mortgage Loan Trust, 3.75%, Due 12/25/2052, 2013 A AF	144,123	149,734
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006 ALT1 AF2	8,700	5,126
New Residential Mortgage Loan Trust,
3.75%, Due 5/28/2052, 2015 1A A3F	203,547	211,404
3.75%, Due 5/25/2054, 2014 2A A3F	316,155	327,972
5.677%, Due 11/25/2054, 2014 3A B3A F	435,145	466,294
3.75%, Due 8/25/2055, 2015 2A A1F	559,251	582,090
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2F	92,181	85,043
Prime Mortgage Trust, 0.988%, Due 2/25/2035, 2006 CL1 A1A	65,831	61,145
Residential Accredit Loans, Inc., Trust,
5.75%, Due 9/25/2035, 2005 QS13 2A4	734,781	657,084
0.738%, Due 2/25/2036, 2006 QA2 1A1A	524,399	353,967
0.588%, Due 5/25/2037, 2007 QA3 A1A	297,173	220,402
Residential Asset Securitization Trust, 2.868%, Due 12/25/2034, 2004 IP2 4A	56,124	54,204
Residential Funding Mortgage Securities Trust, 6.00%, Due 5/25/2037, 2007 S5 A4	928,569	867,690

See accompanying notes
16

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

	Par Amount*	Fair Value
Sequoia Mortgage Trust,
3.50%, Due 4/25/2042, 2012 2 A2	$32,695	$32,647
1.45%, Due 2/25/2043, 2013 1 1A1A	194,778	189,175
Springleaf Mortgage Loan Trust, 1.27%, Due 6/25/2058, 2013 1A AF	184,327	183,700
Structured Asset Mortgage Investments II Trust,
1.765%, Due 2/25/2036, 2005 AR8 A2A	772,255	704,921
0.718%, Due 5/25/2045, 2005 AR2 2A1A	81,636	71,314
Structured Asset Mortgage Investments Trust, 1.194%, Due 11/19/2033, 2003 AR3 A1A	469,686	447,127
Structured Asset Securities Corp., Mortgage Pass-Through Certificates, 5.50%, Due 5/25/2035, 2005 6 2A14	73,682	74,973
WaMu Mortgage Pass Through Certificates,
2.646%, Due 2/25/2033, 2003 AR1 2AA	3,146	3,049
2.803%, Due 3/25/2035, 2005 AR3 A1	32,079	31,240
5.50%, Due 11/25/2035, 2005 9 2A2	189,353	173,339
2.482%, Due 9/25/2036, 2006 AR10 1A1	729,364	657,915
2.014%, Due 1/25/2037, 2006 AR18 1A1A	1,085,149	918,115
0.648%, Due 2/25/2037, 2007 HY1 A2AA	276,447	208,882
2.747%, Due 3/25/2037, 2007 HY3 4A1A	137,882	129,806
2.095%, Due 12/19/2039, 2001 AR5 1A	71,442	69,546
Wells Fargo Mortgage Backed Securities Trust, 3.026%, Due 3/25/2035, 2005 AR3 2A1A	52,400	52,719

Total Collateralized Mortgage Obligations (Cost $21,900,343)		22,005,481

FOREIGN COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS—0.74%
IM Pastor 4 Fondo de Titulizacion de Activos, 1.00%, Due 3/22/2044, 4 A	839,725	712,612
Rural Hipotecario I Fondo De Titulizacion Hipotecaria, 0.057%, Due 2/17/2050, 9 A2	312,611	343,182

Total Foreign Collateralized Mortgage Obligations (Cost $1,406,199)		1,055,794

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS—7.90%
Federal National Mortgage Association—7.05%
3.00%, Due 2/1/2046	98,957	102,767
3.50%, Due 10/13/2046 L	8,200,000	8,630,821
3.00%, Due 11/14/2046 L	1,200,000	1,240,125

Total U.S. Agency Mortgage-Backed Obligations (Cost $9,973,709)		9,973,713

U.S. TREASURY OBLIGATIONS—22.56%
U.S. Treasury Floating Rate Note—2.83%
0.525%, Due 4/30/2018	725,000	725,759
0.509%, Due 7/31/2018 A	3,270,000	3,270,804

		3,996,563

U.S. Treasury Inflation Protected Securities—1.84%
0.125%, Due 7/15/2024 I	609,012	611,709
2.375%, Due 1/15/2025 I	677,658	801,989
3.875%, Due 4/15/2029 I	495,532	711,816
0.75%, Due 2/15/2045 I	409,396	425,549
1.00%, Due 2/15/2046 I	50,859	56,698

		2,607,761

U.S. Treasury Bills—17.89%
1.625%, Due 7/31/2019	5,700,000	5,814,889
1.375%, Due 3/31/2020	5,300,000	5,362,938
2.00%, Due 7/31/2022 O	2,700,000	2,801,777
1.875%, Due 10/31/2022	1,400,000	1,442,164
1.375%, Due 6/30/2023	50,000	49,830
1.25%, Due 7/31/2023	800,000	790,469
2.50%, Due 5/15/2024	5,100,000	5,479,710
2.125%, Due 5/15/2025	50,000	52,367
2.00%, Due 8/15/2025	2,300,000	2,384,274
1.625%, Due 2/15/2026	200,000	200,812
1.625%, Due 5/15/2026	500,000	501,895
2.50%, Due 5/15/2046	400,000	423,359

		25,304,484

Total U.S. Treasury Obligations (Cost $31,762,605)		31,908,808

See accompanying notes
17

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

	Par Amount*	Fair Value
MUNICIPAL OBLIGATIONS—0.16%
City of Chicago, IL, 7.75%, Due 1/1/2042	$100,000	$107,376
Illinois State G.O. BAB, 7.35%, Due 7/1/2035	100,000	115,187

Total Municipal Obligations (Cost $207,445)		222,563

	Shares
SHORT-TERM INVESTMENTS—8.22%

Investment Companies—6.31%
American Beacon U.S. Government Money Market, Select Fund. Select ClassM	8,925,543	8,925,543

U.S. Treasury Bills—1.06%
0.286%, Due 10/20/2016	1,500	1,499,543

Agency—0.85%
0.295%, Due 10/12/2016	600,000	599,795
0.295%, Due 10/14/2016	400,000	399,856
0.295%, Due 10/21/2016	200,000	199,917

		1,199,568

Total Short-Term Investments (Cost $11,624,535)		11,624,654

TOTAL INVESTMENTS—118.34% (Cost $169,316,261)		167,389,099
PURCHASED OPTIONS AND SWAPTIONS—0.24% (Cost $360,444)		345,421
WRITTEN OPTIONS AND SWAPTIONS—(0.23%) (Cost $349,548)		(328,458)
LIABILITIES, NET OF OTHER ASSETS—(18.35%)		(25,958,285)

TOTAL NET ASSETS—100.00%		$141,447,777

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B	Term Loan.
C	LLC—Limited Liability Company.
D	Reg S—Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
E	LP—Limited Partnership.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $30,250,640 or 21.39% of net assets. The Fund has no right to demand registration of these securities.
G	PLC—Public Limited Company.
H	Variable rate.
I	Inflation-Indexed Note.
J	Step Up/Down—A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
K	Par value represents units rather than shares.
L	TBA—To Be Announced.
M	The Fund is affiliated by having the same investment advisor.
N	Illiquid security. At period end, the value of illiquid securities was $500,473 or 0.35% of net assets.
O	This security or a piece thereof is held as segregated collateral for interest rate and credit default swaps.

See accompanying notes
18

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

Futures Contracts Open on August 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	Short	12	September 2016	$(2,961,271)	$(12,173)
90-Day Eurodollar Futures	Short	114	December 2016	(28,078,918)	(150,262)
90-Day Eurodollar Futures	Short	11	March 2017	(2,704,900)	(17,866)
Austrailian 10-Year Bond Futures	Long	1	September 2016	101,330	2,304
Euro BUND Futures	Long	5	September 2016	908,707	24,802
Euro Buxl 30-Year Bond Futures	Short	10	September 2016	(2,151,212)	(1,383)
Euro OAT Futures	Short	27	September 2016	(4,746,786)	(110,759)
U.S. Treasury 10-Year Note Futures	Long	29	December 2016	3,807,804	(11,065)
U.S. Treasury 2-Year Note Futures	Long	13	December 2016	2,840,109	(2,046)
U.S. Treasury 5-Year Note Futures	Long	46	December 2016	5,585,498	(7,995)
U.S. Ultra Bond Futures	Short	2	December 2016	(374,076)	(861)

				$(27,773,715)	$(287,304)

Centrally cleared swap agreements outstanding on August 31, 2016:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	3-Month USD-LIBOR	1.35	9/28/2017	USD	6,450	$538	$(23,527)	$(24,065)
Receive	3-Month USD-LIBOR	1.75	12/14/2017	USD	2,900	(12,586)	(21,050)	(8,464)
Receive	3-Month USD-LIBOR	1.50	12/16/2017	USD	16,200	(95,399)	(107,817)	(12,418)
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	300	(793)	(4,694)	(3,901)
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	8,100	(21,004)	(126,287)	(105,283)
Receive	6-Month GBP-LIBOR	1.65	1/22/2020	GBP	400	11	(21,484)	(21,495)
Pay	3-Month USD-LIBOR	2.00	12/16/2020	USD	20,800	314,379	721,676	407,297
Receive	3-Month USD-LIBOR	2.00	12/16/2020	USD	35,700	121,436	(1,259,200)	(1,380,636)
Receive	6-Month GBP-LIBOR	2.00	3/18/2022	GBP	600	(4,988)	(65,558)	(60,570)
Pay	3-Month USD-LIBOR	2.25	12/16/2022	USD	8,900	(61,297)	524,901	586,198
Receive	3-Month USD-LIBOR	2.33	8/19/2025	USD	700	—	(55,022)	(55,022)
Receive	3-Month USD-LIBOR	2.30	12/3/2025	USD	100	—	(7,716)	(7,716)
Receive	3-Month USD-LIBOR	2.15	12/3/2025	USD	600	—	(38,321)	(38,321)
Receive	6-Month JPY-LIBOR	0.30	3/18/2026	JPY	130,000	(15,047)	(27,200)	(12,153)
Receive	3-Month USD-LIBOR	2.25	6/15/2026	USD	900	(45,321)	(69,359)	(24,038)
Receive	3-Month USD-LIBOR	2.25	6/15/2026	USD	600	3,068	(44,826)	(47,894)
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	4,490	(98,754)	(110,914)	(12,160)
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	8,100	(104,398)	(220,350)	(115,952)
Receive	6-Month GBP-LIBOR	2.25	3/16/2046	GBP	200	(16,100)	(101,004)	(84,904)
Receive	3-Month USD-LIBOR	2.50	6/15/2046	USD	500	(38,791)	(96,107)	(57,316)
Receive	3-Month USD-LIBOR	2.25	12/21/2046	USD	1,450	(130,107)	(184,372)	(54,265)

						$205,153	$(1,338,231)	$(1,133,078)

OTC Swap Agreements Outstanding on August 31, 2016:

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection (2)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2016(3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Volkswagen International Finance N.V.	GST	1.0000	12/20/2016	0.1247	EUR	100	$(360)	$296	$656
Volkswagen International Finance N.V.	MYC	1.0000	12/20/2016	0.1247	EUR	100	(247)	296	543
Federal Republic of Brazil	GST	1.0000	12/20/2016	0.5117	USD	200	(637)	290	927
Republic of Argentina	GST	5.0000	6/20/2017	1.1167	USD	100	2,703	3,116	413

							$1,459	$3,998	$2,539

See accompanying notes
19

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counter- Party	Fixed Pay Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2016(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value (5)	Unrealized Appreciation (Depreciation)
Markit CDX HY	CCP	5.00	6/20/2021	3.9342	USD	3,600	$(139,029)	$(159,189)	$(20,160)
Markit CDX HY	CCP	5.00	6/20/2021	3.9370	USD	3,970	(162,409)	(176,643)	(14,234)

							$(301,438)	$335,832	$(34,394)

Interest Rate Inflation Linked Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Counter- Party	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	EUR-EXT-CPI	0.74	GSC	1/26/2020	EUR	400	$(1,074)	$(5,497)	$(4,423)
Receive	EUR-EXT-CPI	0.71	BOA	1/29/2020	EUR	900	(482)	(10,775)	(10,293)
Receive	EUR-EXT-CPI	0.66	GSC	1/30/2020	EUR	1,000	(51)	(9,063)	(9,012)
Receive	EUR-EXT-CPI	0.99	CBK	3/31/2020	EUR	1,700	(241)	(39,731)	(39,490)
Pay	UK-RPI	3.14	GSC	1/14/2030	GBP	300	—	14,233	14,233
Pay	UK-RPI	3.40	CBK	6/15/2030	GBP	10	(9)	964	973
Pay	UK-RPI	3.30	MYC	11/15/2030	GBP	80	(134)	4,292	4,426
Pay	UK-RPI	3.30	DUB	11/15/2030	GBP	60	(15)	3,219	3,234

							$(2,006)	$(42,358)	$(40,352)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Purchased options outstanding on August 31, 2016:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC 2-Year IRS	CBK	3-Month USD-LIBOR	Pay	0.70	10/3/2016	3,300	$6,319	$32	$(6,287)
Call - OTC 2-Year IRS	GLM	3-Month USD-LIBOR	Pay	1.00	3/28/2017	5,600	18,997	13,191	(5,806)
Put - OTC 30-Year IRS	GLM	3-Month USD-LIBOR	Pay	2.97	9/24/2018	1,200	62,100	21,451	(40,649)
Put - OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Pay	2.97	9/24/2018	600	30,525	10,726	(19,799)
Put - OTC 30-Year IRS	MYC	3-Month USD-LIBOR	Pay	3.05	12/12/2018	600	28,849	11,004	(17,845)

							$146,790	$56,404	$(90,386)

See accompanying notes
20

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

Interest Rate Floors

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	BRC	3M USD-LIBOR	Pay	1.63	8/15/2019	5,000	$44,900	$63,227	$18,327
Call - INT FLR USD	DUB	3M USD-LIBOR	Pay	1.63	8/15/2019	2,500	22,500	31,613	9,113
Call - INT FLR USD	GLM	3M USD-LIBOR	Pay	1.63	8/15/2019	14,000	89,600	171,969	82,369

							$157,000	$266,809	$109,809

OTC European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 30-Year FN TBA 3.5%	FBF	80.00	9/7/2016	11,000	$430	$—	$(430)
Put - OTC EPUT EUR versus MXN	GLM	19.00	2/9/2017	100	1,703	314	(1,389)
Put - OTC EPUT EUR versus MXN	GLM	19.00	2/15/2017	500	19,547	1,666	(17,881)

					$21,680	$1,980	$(19,700)

Index Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - S&P 500 Index	2,120.00	9/23/2016	USD	4	$6,292	$5,040	$(1,252)
Put - S&P 500 Index	2,075.00	9/23/2016	USD	6	6,018	3,780	(2,238)
Put - S&P 500 Index	1,825.00	9/23/2016	USD	48	6,864	2,280	(4,584)
Put - S&P 500 Index	1,810.00	9/30/2016	USD	24	4,632	1,680	(2,952)
Put - S&P 500 Index	1,825.00	9/30/2016	USD	81	6,561	6,561	—

					$30,367	$19,341	$(11,026)

Exchange-Traded Fund Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - iShares 20+ Year Treasury Bond ETF	131.00	9/2/2016	USD	165	$2,329	$83	$(2,246)
Put - iShares 20+ Year Treasury Bond ETF	130.00	9/23/2016	USD	134	2,278	804	(1,474)

					$4,607	$887	$(3,720)

Written options outstanding on August 31, 2016:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC 10-Year IRS	CBK	3-Month USD-LIBOR	Receive	1.50	10/3/2016	700	$(6,301)	$(7,772)	$(1,471)
Call - OTC 10-Year IRS	GLM	3-Month USD-LIBOR	Receive	1.56	3/28/2017	200	(3,333)	(4,825)	(1,492)
Call - OTC 10-Year IRS	GLM	3-Month USD-LIBOR	Receive	1.57	3/28/2017	1,000	(16,000)	(24,650)	(8,650)
Put - OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Receive	2.60	9/24/2018	2,800	(29,120)	(12,953)	16,167

See accompanying notes
21

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

Interest Rate Swaptions (continued)

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 5-Year IRS	GLM	3-Month USD- LIBOR	Receive	2.60	9/24/2018	5,800	$(61,840)	$(26,831)	$35,009
Put - OTC 5-Year IRS	MYC	3-Month USD- LIBOR	Receive	2.70	12/12/2018	3,000	(31,757)	(14,559)	17,198

							$(148,351)	$(91,590)	$56,761

Interest Rate Floors

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - INT FLR	DUB	3M USD-LIBOR	Receive	1.00	8/15/2019	5,000	$(22,500)	$(25,031)	$(2,531)
Call - INT FLR	BRC	3M USD-LIBOR	Receive	1.00	8/15/2019	10,000	(45,770)	(50,062)	(4,292)
Call - INT FLR	GLM	3M USD-LIBOR	Receive	1.00	8/15/2019	28,000	(89,600)	(143,380)	(53,780)

							$(157,870)	$(218,473)	$(60,603)

OTC European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Curr	Notional Amount (000’s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC EPUT GBP versus USD	BOA	1.38	9/26/2016	GBP	200	$(9,811)	$(12,964)	$(3,153)
Put - OTC EPUT EUR versus USD	MSC	1.08	9/28/2016	EUR	1,200	(13,990)	(1,585)	12,405
Put - OTC EPUT EUR versus MXN	GLM	16.00	2/9/2017	EUR	100	(150)	(6)	144
Call - OTC ECAL EUR versus MXN	GLM	26.75	2/15/2017	EUR	500	(15,953)	(1,605)	14,348

						$(39,904)	$(16,160)	$23,744

Options on Exchange-Traded Futures Contracts

Description	Counter- party	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - U.S. Treasury 10-Year Note Future Option	MYC	129.50	9/23/2016	USD	11	$(3,423)	$(2,235)	$1,188

						$(3,423)	$(2,235)	$1,188

Borrowing and Other Financing Transactions on August 31, 2016:

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed		Payable for Reverse Repurchase Agreements
The Bank of Nova Scotia (1)	0.60%	8/2/2016	10/5/2016	$1,470,000	(7)	$1,470,000
The Royal Bank of Scotland (2)(3)	0.64%	8/12/2016	10/17/2016	10,124,625	(8)	10,124,625
The Royal Bank of Scotland (4)(5)	0.64%	8/15/2016	10/17/2016	5,846,250	(8)	5,846,250
The Royal Bank of Scotland (6)	0.61%	7/21/2016	10/21/2016	1,452,500	(8)	1,452,500

				$18,893,375		$18,893,375

1)	Collateralized by a U.S. Treasury N/B valued at $1,470,000, 2.00%, 8/15/2025.
2)	Collateralized by a U.S. Treasury N/B valued at $5,835,375, 1.625%, 7/31/2019.
3)	Collateralized by a U.S. Treasury N/B valued at $4,289,250, 1.375%, 3/31/2020.
4)	Collateralized by a U.S. Treasury N/B valued at $312,750, 2.000%, 7/31/2022.
5)	Collateralized by a U.S. Treasury N/B valued at $5,533,500, 2.500%, 5/15/2024.
6)	Collateralized by a U.S. Treasury N/B valued at $1,452,500, 1.875%, 10/31/2022.
7)	The average amount of borrowing during the period ended August 31, 2016 was $1,470,000 at a weighted average interest rate of 0.60%.
8)	The average amount of borrowing during the period ended August 31, 2016 was $5,807,792 at a weighted average interest rate of 0.64%.

See accompanying notes
22

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

Forward Currency Contracts Open on August 31, 2016:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CNY	1,097,750	10/24/2016	BCC	$10,750	$—	$10,750
Buy	INR	24,447	11/10/2016	BCC	—	(5)	(5)
Buy	AUD	491,018	10/13/2016	BNP	2,762	—	2,762
Buy	EUR	495,020	10/13/2016	BNP	6,311	—	6,311
Sell	EUR	495,020	10/13/2016	BNP	—	(3,082)	(3,082)
Sell	AUD	491,018	10/13/2016	BNP	—	(1,326)	(1,326)
Buy	GBP	768,192	9/2/2016	BOA	—	(5,178)	(5,178)
Buy	EUR	2,520,917	9/2/2016	BOA	—	(5,763)	(5,763)
Buy	BRL	186,817	9/2/2016	BOA	640	—	640
Sell	EUR	2,349,138	9/2/2016	BOA	—	(29,653)	(29,653)
Sell	BRL	186,817	9/2/2016	BOA	—	(421)	(421)
Buy	BRL	185,098	10/4/2016	BOA	454	—	454
Sell	BRL	1,595,492	10/4/2016	BOA	—	(99,519)	(99,519)
Sell	GBP	768,803	10/4/2016	BOA	5,181	—	5,181
Sell	EUR	2,524,435	10/4/2016	BOA	5,928	—	5,928
Sell	CNY	3,249,986	10/24/2016	BOA	80,447	—	80,447
Sell	SGD	225,198	11/10/2016	BOA	2,802	—	2,802
Sell	CNY	150,817	1/6/2017	BOA	—	(3,451)	(3,451)
Buy	PHP	341,867	9/23/2016	BRC	759	—	759
Sell	KRW	337,188	9/23/2016	BRC	4,833	—	4,833
Sell	CNY	450,108	2/23/2017	BRC	2,323	—	2,323
Buy	BRL	776,005	9/2/2016	CBK	—	(529)	(529)
Buy	BRL	528,181	9/2/2016	CBK	—	(3,010)	(3,010)
Buy	BRL	1,059,973	9/2/2016	CBK	—	(6,041)	(6,041)
Sell	GBP	27,576	9/2/2016	CBK	—	(280)	(280)
Sell	JPY	1,387,954	9/2/2016	CBK	—	(24,834)	(24,834)
Sell	BRL	2,364,159	9/2/2016	CBK	—	(8,099)	(8,099)
Buy	JPY	871,092	10/3/2016	CBK	19,981	—	19,981
Sell	JPY	8,710,915	10/3/2016	CBK	—	(559,480)	(559,480)
Buy	EUR	110,584	10/4/2016	CBK	89	—	89
Sell	MXN	357,578	10/20/2016	CBK	14,500	—	14,500
Buy	CNY	483,846	10/24/2016	CBK	—	(12,243)	(12,243)
Sell	EUR	6,611,792	11/10/2016	CBK	—	(46,491)	(46,491)
Sell	EUR	1,711,682	11/10/2016	CBK	18,691	—	18,691
Buy	GBP	1,789,550	12/9/2016	CBK	—	(16,109)	(16,109)
Buy	BRL	2,177,342	9/2/2016	DUB	7,459	—	7,459
Sell	BRL	589,188	9/2/2016	DUB	—	(23,239)	(23,239)
Sell	BRL	1,588,154	9/2/2016	DUB	8,505	—	8,505
Sell	RUB	264,258	9/15/2016	DUB	237	—	237
Buy	BRL	1,595,491	10/4/2016	DUB	—	(8,168)	(8,168)
Buy	CNY	2,594,907	10/24/2016	DUB	—	(13,325)	(13,325)
Sell	KRW	227,824	11/10/2016	DUB	177	—	177
Sell	TWD	225,495	11/10/2016	DUB	2,505	—	2,505
Buy	EUR	60,234	9/2/2016	FBF	—	(897)	(897)
Buy	JPY	1,387,954	9/2/2016	GLM	—	(41,659)	(41,659)
Sell	EUR	232,014	9/2/2016	GLM	2,695	—	2,695
Buy	RUB	268,777	9/15/2016	GLM	—	(745)	(745)
Sell	JPY	1,389,975	10/4/2016	GLM	41,634	—	41,634
Sell	CNY	799,891	2/6/2017	GLM	—	(27,819)	(27,819)
Buy	JPY	387,152	10/3/2016	HUS	—	(11,253)	(11,253)
Buy	NOK	1,032,161	10/14/2016	HUS	—	(8,144)	(8,144)
Buy	NOK	1,380,216	10/14/2016	HUS	21,560	—	21,560
Sell	NOK	132,021	10/14/2016	HUS	—	(3,223)	(3,223)
Buy	SEK	1,393,368	10/20/2016	HUS	4,236	—	4,236
Buy	CLP	3,419,711	10/21/2016	HUS	—	(17,458)	(17,458)
Sell	CLP	288,268	10/21/2016	HUS	6,510	—	6,510
Sell	CLP	108,284	10/21/2016	HUS	4,374	—	4,374

See accompanying notes
23

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	CLP	418,501	10/21/2016	HUS	$8,059	$—	$8,059
Sell	KRW	2,331,274	11/14/2016	HUS	11,490	—	11,490
Sell	SGD	4,498,406	11/17/2016	HUS	62,606	—	62,606
Buy	CLP	510,899	11/18/2016	HUS	—	(12,505)	(12,505)
Sell	CLP	510,899	11/18/2016	HUS	20,605	—	20,605
Buy	AUD	444,054	11/21/2016	HUS	—	(10,940)	(10,940)
Sell	NZD	453,450	11/21/2016	HUS	1,081	—	1,081
Buy	INR	2,073,606	12/2/2016	HUS	1,524	—	1,524
Buy	SEK	1,666,475	12/5/2016	HUS	—	(26,218)	(26,218)
Buy	JPY	387,152	10/3/2016	JPM	4,766	—	4,766
Sell	NZD	1,605,805	11/16/2016	JPM	—	(9,226)	(9,226)
Buy	AUD	1,350,257	11/18/2016	NAB	—	(26,106)	(26,106)
Sell	CAD	319,593	10/25/2016	RBC	—	(1,148)	(1,148)
Sell	GBP	740,616	9/2/2016	SCB	—	(251)	(251)
Sell	CHF	102,105	11/14/2016	SCB	902	—	902
Sell	GBP	248,423	10/13/2016	SSB	—	(3,967)	(3,967)
Sell	GBP	203,733	10/13/2016	SSB	222	—	222

					$387,598	$(1,071,805)	$(684,207)

Glossary

Counterparty Abbreviations:
BCC	Barclays Capital	FBF	Credit Suisse International	MSC	Morgan Stanley & Co. Inc.
BNP	BNP Paribas, N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services
BOA	Bank of America, N.A.	GSC	Goldman Sachs Capital Markets	NAB	National Australia Bank Limited
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank Of Canada
CBK	Citibank, N.A.	HUS	HSBC Bank USA	SCB	Standard Chartered Bank
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank, N.A.	SSB	State Street Bank And Trust Co.

Currency Abbreviations:
AUD	Australian Dollar	GBP	Pound Sterling	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	PHP	Philippine Peso
CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zolty
CHF	Swiss Franc	IDR	Indonesian Rupiah	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Yuan Renminbi - Offshore	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Yuan Renminbi	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Republic Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand

Index Abbreviations:
CDX HY	Credit Derivatives Index - High Yield	RPI	Retail Price Index
EXT-CPI	Consumer Price Index, Excluding Tobacco	S&P	Standard & Poor’s 500 Index

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:
CCP	Central Counterparty Clearing House	EPUT	European-style Put	LIBOR	London Interbank Offer Rate
CDI	CETIP Deposito Interbancario	FN	Federal National Mortgage Association	OCC	Options Clearing Corporation
CDS	Credit Default Swap	IRS	Interest Rate Swap	TBA	To Be Announced
ECAL	European-style Call

See accompanying notes
24

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments in unaffiliated securities, at fair value A	$158,463,556
Investments in affiliated securities, at fair value B	8,925,543
Purchased options and swaptions outstanding (premiums paid $360,443)	345,421
Foreign currency, at fair value C	128,902
Foreign currency deposits with brokers, at fair value D	203,872
Swap premium paid	442,135
Swap Income receivable	224,550
Deposit with brokers for futures contracts	4,559,087
Receivable for investments sold	20,525,755
Receivable for fund shares sold	6,039
Dividends and interest receivable	800,861
Receivable for tax reclaims	11,414
Receivable for variation margin from open futures contracts	131,157
Unrealized appreciation from swap agreements	1,018,900
Unrealized appreciation from foreign currency contracts	387,598
Prepaid expenses	49,664

Total assets	196,224,454

Liabilities:
Payable for investments purchased	29,912,769
Payable for fund shares redeemed	265,290
Payable under excess expense reimbursement plan	2,566
Payable for reverse repurchase agreements E	18,893,375
Swap premium received	949,273
Written options , at fair value (premiums received $349,548)	328,458
Interest Payable	381,650
Management and investment advisory fees payable	116,807
Administrative service and service fees payable	12,331
Transfer agent fees payable	3,052
Custody and fund accounting fees payable	22,173
Professional fees payable	152,930
Prospectus and shareholder reports fees payable	13,124
Trustee fees payable	715
Payable for variation margin from open futures contracts	418,029
Unrealized depreciation of swap agreements	2,224,185
Unrealized depreciation from foreign currency contracts	1,071,805
Other liabilities	8,145

Total liabilities	54,776,677

Net Assets	$141,447,777

Analysis of Net Assets:
Paid-in-capital	162,194,686
Undistributed (or overdistribution of) net investment income	(973,616)
Accumulated net realized (loss)	(15,667,510)
Unrealized appreciation of investments	1,882,094
Unrealized depreciation of foreign currency contracts	(4,499,001)
Unrealized depreciation of futures contracts	(287,304)
Unrealized depreciation of swap agreements	(1,206,764)
Unrealized appreciation of options and swaptions contracts	5,192

Net assets	$141,447,777

See accompanying notes
25

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2016

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	9,891,798

Y Class	3,389,842

Investor Class	299,736

A Class	926,755

C Class	393,366

Net assets:
Institutional Class	$93,936,262

Y Class	$32,193,869

Investor Class	$2,846,444

A Class	$8,757,769

C Class	$3,713,433

Net asset value, offering and redemption price per share:
Institutional Class	$9.50

Y Class	$9.50

Investor Class	$9.50

A Class	$9.45

A Class (offering price)	$9.92

C Class	$9.44

A Cost of investments in unaffiliated securities	$160,390,718
B Cost of investments in affiliated securities	$8,925,543
C Cost of foreign currency	$131,676
D Cost of foreign currency deposits with brokers	$203,872
E Cost of reverse repurchase agreements	$18,893,375

See accompanying notes
26

American Beacon Flexible Bond FundSM

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$4,833
Dividend income from affiliated securities	11,934
Interest income	6,861,214

Total investment income	6,877,981

Expenses:
Management and investment advisory fees (Note 2)	1,143,565
Administrative service fees (Note 2):
Institutional Class	271,239
Y Class	83,531
Investor Class	11,268
A Class	25,348
C Class	10,942
Transfer agent fees:
Institutional Class	44,322
Y Class	1,326
Investor Class	1,792
A Class	2,850
C Class	432
Custody and fund accounting fees	111,516
Professional fees	157,097
Registration fees and expenses	76,363
Service fees (Note 2):
Y Class	37,666
Investor Class	12,580
A Class	16,958
C Class	7,315
Distribution fees (Note 2):
A Class	28,263
C Class	48,768
Prospectus and shareholder report expenses	36,591
Trustee fees	13,337
Other expenses	22,753

Total expenses	2,165,822

Net fees waived and expenses reimbursed by Manager (Note 2)	(395,527)

Net expenses	1,770,295

Net investment income	5,107,686

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	1,392,695
Foreign currency transactions	(8,425,446)
Futures contracts	(9,904)
Swap agreements	(3,818,579)
Options and swaptions contracts	(132,511)
Change in net unrealized appreciation or (depreciation) of:
Investments	1,298,210
Short sales	43,916
Foreign currency transactions	5,918,336
Futures contracts	(208,147)
Swap agreements	513,920
Options and swaption contracts	25,089

Net (loss) from investments	(3,402,421)

Net increase in net assets resulting from operations	$1,705,265

A Foreign taxes	$13,673

See accompanying notes
27

American Beacon Flexible Bond FundSM

Statement of Changes in Net Assets

	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,107,686	$6,247,746
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, swap agreements, and option and swaptions contracts	(10,993,745)	1,215,722
Change in net unrealized appreciation (depreciation) from investments, short sales, foreign currency transactions, futures contracts, swap agreements, and option and swaptions contracts	7,591,324	(14,444,631)

Net increase (decrease) in net assets resulting from operations	1,705,265	(6,981,163)

Distributions to Shareholders:
Net investment income:
Institutional Class	(4,907,696)	(4,119,047)
Y Class	(1,523,117)	(1,022,816)
Investor Class	(230,372)	(349,711)
A Class	(431,968)	(525,120)
C Class	(135,648)	(138,771)
Return of Capital:
Institutional Class	(835,988)	—
Y Class	(267,040)	—
Investor Class	(22,402)	—
A Class	(66,866)	—
C Class	(20,519)	—

Net distributions to shareholders	(8,441,616)	(6,155,465)

Capital Share Transactions:
Proceeds from sales of shares	31,500,511	81,294,122
Reinvestment of dividends and distributions	8,283,767	5,888,512
Cost of shares redeemed	(129,888,786)	(113,676,405)

Net (decrease) in net assets from capital share transactions	(90,104,508)	(26,493,771)

Net (decrease) in net assets	(96,840,859)	(39,630,399)

Net Assets:
Beginning of period	238,288,636	277,919,035

End of Period *	$141,447,777	$238,288,636

*Includes undistributed (overdistribution of) net investment income	$(973,616)	$8,200,267

See accompanying notes
28

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of August 31, 2016, the Trust consists of twenty-five active series, one of which is presented in this filing (the “Fund”): American Beacon Flexible Bond Fund. The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

The Flexible Bond Fund is a commodity pool, as defined in the regulations of the Commodity Futures Trading Commission (the “CFTC”) and operated by the Manager, a commodity pool operator registered with the CFTC.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary making an initial investment of $2,500
A Class	General public and investors making an initial investment of $2,500 through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors making an initial investment of $1,000 through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered investment companies and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

29

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Fund generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the year ended August 31, 2016, the Fund did not have commission recapture income.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

30

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

2. Transactions with Affiliates

Management Agreement

From September 1, 2015 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory and fund management services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Fund also pays the unaffiliated investment advisors hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the Fund’s average daily assets. Management fees paid by the Fund during the year ended August 31, 2016 were as follows:

Management Fee Rate	Management Fee	Amounts paid to Investment Advisor	Amounts Paid to Manager
0.90%	$1,143,565	$915,530	$228,035

Administration Agreement

From September 1, 2015 to May 29, 2016, the Manager and the Trust were parties to an Administration Agreement which obligated the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

31

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Board’s approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

For the year ended August 31, 2016, the sub-transfer agent fees, as reflected in “Transfer agent fees” in the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Flexible Bond	$40,271

As of August 31, 2016, the Fund owes the Manager the following reimbursement for sub-transfer agent fees, as reflected in “Transfer agent fees payable” in the Statement of Assets and Liabilities:

Fund	Sub-Transfer Agent Fees
Flexible Bond	$2,036

Investment in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Fund and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2016, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Flexible Bond	$9,579

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating funds. During the year ended August 31, 2016, the Fund did not utilize the credit facility.

32

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Fund to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. During the year ended August 31, 2016, the Manager reimbursed expenses as follows:

Class	Expense Cap 9/1/15 – 8/31/16	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.90%	$277,785	2019
Y	0.99%	73,895	2019
Investor	1.27%	7,388	2019
A	1.29%	25,870	2019
C	2.04%	10,589	2019

Of these amounts, $2,566 is disclosed as a payable to the Manager on the Statement of Assets and Liabilities at August 31, 2016. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2019. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability is $854,833 and $274,583 expiring in 2017 and 2018, respectively.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2016, Foreside collected $399 in sales commission from the sale of A Class Shares for the Fund.

A contingent deferred sales charge (“CDSC”) of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2016, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2016, CDSC charges of $935 were collected from the Class C Shares of the Fund.

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

33

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

For valuation purposes, the last quoted price of non U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

34

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker

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dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2016, the investments were classified as described below:

Flexible Bond Fund (1)	Level 1	Level 2	Level 3	Total
Domestic Bank Loan Obligations	$—	$4,101,380	$—	$4,101,380
Domestic Obligations	—	44,227,293	—	44,227,293
Foreign Obligations	—	24,887,509	—	24,887,509
Asset-Backed Obligations	—	17,381,904	—	17,381,904
Collateralized Mortgage Obligations	—	22,005,481	—	22,005,481
Foreign Collateralized Mortgage-Backed Obligations	—	1,055,794	—	1,055,794
U.S. Agency Mortgage-Backed Obligations	—	9,973,713	—	9,973,713
U.S. Treasury Obligations	—	31,908,808	—	31,908,808
Municipal Obligations	—	222,563	—	222,563
Short-Term Investments:
Investment Companies	8,925,543	—	—	8,925,543
U.S. Treasury Bills	—	1,499,543	—	1,499,543
U.S. Agency Obligations	—	1,199,568	—	1,199,568

Total Investments in Securities	$8,925,543	$158,463,556	$—	$167,389,099

Other Financial Instruments—Assets	Level 1	Level 2	Level 3	Total
Futures Contracts	$27,106	$—	$—	$27,106
Interest Rate Swaps Agreements	—	1,246,577	—	1,246,577
Interest Rate Inflation Linked Swap Agreements	—	22,708	—	22,708
Credit Default Swap Agreements	—	3,998	—	3,998
Purchased Options Outstanding	—	345,421	—	345,421
Forward Currency Contracts	—	387,598	—	387,598

	$27,106	$2,006,302	$—	$2,033,408

Other Financial Instruments—Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts	$(314,410)	$—	$—	$(314,410)
Interest Rate Swap Agreements	—	(2,584,808)	—	(2,584,808)
Interest Rate Inflation Linked Swap Agreements	—	(65,066)	—	(65,066)
Credit Default Swap Agreements	—	(335,832)	—	(335,832)
Written Options Outstanding	—	(328,458)	—	(328,458)
Reverse Repurchase Agreement	—	(18,893,375)	—	(18,893,375)
Forward Currency Contracts	—	(1,071,805)	—	(1,071,805)

	$(314,410)	$(23,279,344)	$—	$(23,593,754)

(1)	Refer to the Schedule of Investments for Industry Information

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended August 31, 2016, there were no transfers between levels.

4. Securities and other Investments

Emerging Markets Debt

The Fund may invest in emerging markets debt. The Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed-income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the

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event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions of payments be renegotiated.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depositary Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal value to the repurchase price.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

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Pay-In-Kind Securities

The Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the year ended August 31, 2016 are disclosed in the Notes to the Schedule of Investments.

Floating Rate Loan Interests

The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations,

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the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. At August 31, 2016, the Flexible Bond Fund had no unfunded loan commitments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end fund, closed-end fund, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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August 31, 2016

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do

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Notes to Financial Statements

August 31, 2016

not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

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Notes to Financial Statements

August 31, 2016

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of August 31, 2016, there were no short positions held by the Fund.

Master Agreements

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

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August 31, 2016

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

For the year ended August 31, 2016, the Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option and swaption contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts.

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August 31, 2016

For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Purchased Option and Swaption Notional Amounts Outstanding
Fund	Year ended August 31, 2016
Flexible Bond	$66,090,325

Average Written Option and Swaption Notional Amounts Outstanding
Fund	Year ended August 31, 2016
Flexible Bond	$72,026,750

Straddle Options

The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

44

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

45

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of August 31, 2016 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the year ended August 31, 2016, the Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2016
Flexible Bond	$6,867,866

46

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

For the year ended August 31, 2016, the Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Interest Rate Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2016
Flexible Bond	$248,447,500

Over-the-Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Total Return Swap Agreements

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

For the year ended August 31, 2016, the Fund did not have any total return swap agreements outstanding.

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount.

47

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

The Fund’s inflation swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of inflation swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Inflation Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2016
Flexible Bond	$4,450,000

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the year ended August 31, 2016, the Fund entered into foreign currency exchange contracts primarily for return enhancement and hedging.

The Fund’s foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amount Outstanding – Purchased Contracts
Fund	Year ended August 31, 2016
Flexible Bond	$38,955,886

Average Forward Foreign Currency Notional Amount Outstanding – Sold Contracts
Fund	Year ended August 31, 2016
Flexible Bond	$65,176,730

48

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended August 31, 2016, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended August 31, 2016
Flexible Bond	371

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2016:

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Unrealized appreciation of foreign currency contracts	$—	$387,598	$—	$—	$387,598
Receivable for variation margin from open futures contracts(2)	—	—	27,106	—	27,106
Unrealized appreciation from swap agreements	2,539	—	1,016,361	—	1,018,900
Purchased options and swaptions outstanding	—	1,980	323,213	20,228	345,421

	$2,539	$389,578	$1,366,680	$20,228	$1,779,025

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Liabilities:
Unrealized depreciation of foreign currency contracts	$—	$(1,071,805)	$—	$—	$(1,071,805)
Payable for variation margin from open futures contracts(2)	—	—	(314,410)	—	(314,410)
Unrealized depreciation from swap agreements	(34,394)	—	(2,189,791)	—	(2,224,185)
Written options and swaptions outstanding	—	(16,160)	(310,064)	(2,234)	(328,458)

	$(34,394)	$(1,087,965)	$(2,814,265)	$(2,234)	$(3,938,858)

49

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

The effect of financial derivative instruments on the Statement of Operations for the year ended August 31, 2016:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from foreign currency transactions	$—	$(1,920,833)	$—	$—	$(1,920,833)
Net realized gain (loss) from futures contracts	—	—	(9,904)	—	(9,904)
Net realized gain (loss) from swap agreements	(449,125)	—	(3,369,454)	—	(3,818,579)
Net realized gain (loss) from option and swaption contracts	3,776	143,967	(13,856)	(266,397)	(132,510)

	$(445,349)	$(1,776,866)	$(3,393,214)	$(266,397)	$(5,881,826)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Change in net unrealized appreciation (depreciation) from foreign currency contracts	$—	$400,534	$—	$—	$400,534
Change in net unrealized appreciation (depreciation) from futures contracts	—	—	(208,147)	—	(208,147)
Change in net unrealized appreciation (depreciation) from swap agreements	145,883	—	(258,212)	626,249	513,920
Change in net unrealized appreciation (depreciation) from option and swaption contracts	178	37,072	938	(13,099)	25,089

	$146,061	$437,606	$(465,421)	$613,150	$731,396

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected

50

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed-income securities.

Credit and Counterparty Risks

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

51

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Offsetting Assets and Liabilities

The Fund is party to enforceable master netting agreements between brokers and counterparties, such as ISDA, Master Repo Agreements and Master Forward Agreements which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. Exchange traded futures and centrally cleared swap positions are not subject to master netting agreements, and as such are not included within the table. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2016.

Flexible Bond Fund

Offsetting of Financial Assets and Derivative Assets as of August 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Futures Contracts(1) (2)	$27,106	$—	$27,106
Swap Agreements	288,282	—	288,282
Purchased Options and Swaptions Contracts	345,421	—	345,421
Foreign Currency Contracts	387,598	—	387,598

	$1,048,407	$—	$1,048,407

52

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Offsetting of Financial Liabilities and Derivative Liabilities as of August 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts(1) (2)	$(314,410)	$—	$(314,410)
Swap Agreements	(360,489)	—	(360,489)
Written Options and Swaptions Contracts	(328,458)	—	(328,458)
Foreign Currency Contracts	(1,071,805)	—	(1,071,805)
Reverse Repurchase Agreements	(18,893,375)	—	(18,893,375)

	$(20,968,537)	$—	$(20,968,537)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2016:

	Net amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$(71,790)	$—	$—	$(71,790)
Barclays Bank PLC	21,080	—	—	21,080
Barclays Capital	10,745	—	—	10,745
Bank of Nova Scotia	(1,470,000)	1,470,000	—	—
BNP Paribas, N.A.	4,665	—	—	4,665
CitiBank, N.A	(672,339)	—	—	(672,339)
Credit Suisse International	(897)	—	—	(897)
Credit Suisse Securities USA LLC	—	—	1,027,000	(1,027,000)
Deutsche Bank AG	(16,032)	—	—	(16,032)
Goldman Sachs Bank USA	(18,601)	—	175,000	(193,601)
Goldman Sachs Capital Market LP(2)	(9,599)	—	—	(9,599)
Goldman Sachs International	1,996	—	—	1,996
HSBC Bank USA	52,304	—	—	52,304
JPMorgan Chase Bank, N.A.	(4,460)	—	—	(4,460)
Morgan Stanley & Co. Inc. (2)	(312,885)	—	1,001,000	(1,313,885)
Morgan Stanley Capital	(821)	—	—	(821)
National Australia Bank Ltd.	(26,106)	—	—	(26,106)
Options Clearing Corp.	20,227	—	—	20,227
Royal Bank of Canada	(1,148)	—	—	(1,148)
Royal Bank of Scotland	(17,423,375)	17,423,375	—	—
State Street Bank and Trust Company	(3,094)	—	—	(3,094)

	$(19,920,130)	$18,893,375	$2,203,000	$(3,229,755)

(1)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2013, 2014, 2015, and 2016, remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

53

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid was as follows:

	Year ended August 31, 2016	Year ended August 31,2015
Distributions paid from:
Ordinary income*:
Institutional Class	$4,907,696	$4,119,047
Y Class	1,523,117	1,022,816
Investor Class	230,372	349,711
A Class	431,968	525,120
C Class	135,648	138,771
Tax return of capital:
Institutional Class	$835,988	$—
Y Class	267,040	—
Investor Class	22,402	—
A Class	66,866	—
C Class	20,519	—

Total distributions paid	$8,441,616	$6,155,465

*For	tax purposes, short-term capital gains are considered ordinary income distributed.

As of August 31, 2016, the components of distributable earnings (deficit) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$169,877,732
Unrealized appreciation	2,269,173
Unrealized depreciation	(4,757,806)

Net unrealized appreciation (depreciation)	(2,488,633)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(15,099,718)
Other temporary differences	(3,158,558)

Distributable earnings (deficit)	$(20,746,909)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gain (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income and expenses and realized gains and (losses) under U.S. GAAP and federal tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities.

Accordingly, the following reclassified amounts represent current year permanent differences derived from foreign currency, paydowns, swap income, and dividend reclasses as of August 31, 2016:

Paid-in-capital	$(1,958,840)
Undistributed (overdistribution) of net investment income	(5,839,953)
Accumulated net realized (loss)	7,798,793
Unrealized appreciation (depreciation) of investments, foreign currency translations, futures contracts, and option and swaption contracts	—

54

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2016, the Fund has $6,840,143 short-term and $8,259,575 long-term post RIC MOD capital loss carryforwards.

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, August 31, 2016. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, August 31, 2016. For the period ended August 31, 2016, Flex Bond Fund deferred $1,768,378 late year specified ordinary loss.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2016 were:

	Purchases	Sales
Securities	$304,165,870	$308,234,839
U.S. Treasury Obligations	141,150,684	164,557,523

A summary of the Fund’s transactions in the USG Select Fund for the year ended August 31, 2016 are as follows:

Type of Transaction	August 31, 2015 Shares/Fair Value	Purchases	Sales	August 31, 2016 Shares/Fair Value	Dividend Income
Direct	$—	$92,992,120	$84,066,577	$8,925,543	$11,934

9. Option Contracts Written

The premium amount and number of option contracts written during the year ended August 31, 2016 were as follows:

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at August 31, 2015	(91,991,713)	$(163,220,250)	$(690,568)
Options written	(47,236,162)	(47,398,000)	(474,817)
Options expired	50,256,083	50,417,000	253,191
Options exercised	8,101,060	8,161,000	70,033
Options closed	32,696,060	32,756,000	405,170

Outstanding at August 31, 2016	(48,174,672)	$(119,284,250)	$(436,991)

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended August 31,
	2016		2015
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	1,253,593	$11,901,600	4,135,857	$41,535,754
Reinvestment of dividends	610,155	5,737,848	401,929	4,052,959
Shares redeemed	(8,764,349)	(83,282,513)	(4,905,732)	(50,139,003)

Net (decrease) in shares outstanding	(6,900,601)	$(65,643,065)	(367,946)	$(4,550,290)

55

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2016

	Y Class
	Year Ended August 31,
	2016		2015
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	1,529,479	$14,454,546	3,212,859	$32,530,450
Reinvestment of dividends	190,192	1,788,305	101,543	1,013,514
Shares redeemed	(2,860,953)	(26,987,262)	(2,465,72)	(24,976,740)

Net increase (decrease) in shares outstanding	(1,141,282)	$(10,744,411)	847,670	$8,567,224

	Investor Class
	Year Ended August 31,
	2016		2015
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	185,116	$1,773,235	251,054	$2,541,334
Reinvestment of dividends	26,671	250,750	34,102	343,977
Shares redeemed	(686,482)	(6,474,510)	(1,877,749)	(19,036,453)

Net (decrease) in shares outstanding	(474,695)	$(4,450,525)	(1,592,593)	$(16,151,142)

	A Class
	Year Ended August 31,
	2016		2015
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	268,007	$2,522,372	303,037	$3,068,753
Reinvestment of dividends	38,237	357,761	35,247	353,817
Shares redeemed	(941,907)	(8,884,768)	(1,419,124)	(14,259,808)

Net (decrease) in shares outstanding	(635,663)	$(6,004,635)	(1,080,840)	$(10,837,238)

	C Class
	Year Ended August 31,
	2016		2015
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	90,443	$848,758	161,324	$1,617,831
Reinvestment of dividends	15,968	149,103	12,438	124,245
Shares redeemed	(449,242)	(4,259,733)	(526,252)	(5,264,401)

Net (decrease) in shares outstanding	(342,831)	$(3,261,872)	(352,490)	$(3,522,325)

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

56

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2016 B		2015	2014	2013	2012
Net asset value, beginning of period	$9.77		$10.33	$10.21	$10.48	$10.05

Income from investment operations:
Net investment income	0.22		0.29	0.21	0.34	0.02
Net gains (losses) from investments (both realized and unrealized)	(0.04)		(0.57)	0.16	(0.24)	0.59

Total income (loss) from investment operations	0.18		(0.28)	0.37	0.10	0.61

Less distributions:
Dividends from net investment income	(0.37)		(0.28)	(0.18)	(0.23)	(0.18)
Distributions from net realized gains	—		—	(0.07)	(0.14)	—
Tax return of capital	(0.08	)C	—	—	—	—

Total distributions	(0.45)		(0.28)	(0.25)	(0.37)	(0.18)

Net asset value, end of period	$9.50		$9.77	$10.33	$10.21	$10.48

Total return A	1.94%		(2.79)%	3.70%	0.83%	6.34%

Ratios and supplemental data:
Net assets, end of period	$93,936,262		$164,119,296	$177,201,454	$127,322,158	$13,095,452
Ratios to average net assets:
Expenses, before reimbursements	1.13%		1.27%	1.24%	1.22%	1.42%
Expenses, net of reimbursements	0.90%		0.90%	0.90%	0.90%	0.90%
Net investment income, before reimbursements	2.70%		2.37%	1.61%	0.84%	0.44%
Net investment income, net of reimbursements	2.93%		2.74%	1.94%	1.15%	0.96%
Portfolio turnover rate	162%		492%	387%	112%	88%

	Y Class
	Year Ended August 31,
	2016 B		2015	2014	2013	2012
Net asset value, beginning of period	$9.77		$10.33	$10.22	$10.51	$10.05

Income from investment operations:
Net investment income	0.21		0.29	0.18	0.22	0.10
Net gains (losses) from investments (both realized and unrealized)	(0.04)		(0.58)	0.17	(0.15)	0.53

Total income (loss) from investment operations	0.17		(0.29)	0.35	0.07	0.63

Less distributions:
Dividends from net investment income	(0.37)		(0.27)	(0.17)	(0.22)	(0.17)
Distributions from net realized gains	—		—	(0.07)	(0.14)	—
Tax return of capital	(0.07	)C	—	—	—	—

Total distributions	(0.44)		(0.27)	(0.24)	(0.36)	(0.17)

Net asset value, end of period	$9.50		$9.77	$10.33	$10.22	$10.51

Total return A	1.83%		(2.87)%	3.51%	0.58%	6.20%

Ratios and supplemental data:
Net assets, end of period	$32,193,869		$44,284,677	$38,033,706	$39,897,599	$13,131,982
Ratios to average net assets:
Expenses, before reimbursements	1.19%		1.34%	1.29%	1.26%	1.49%
Expenses, net of reimbursements	0.99%		0.99%	0.99%	0.99%	0.99%
Net investment income, before reimbursements	2.67%		2.33%	1.51%	0.91%	0.54%
Net investment income, net of reimbursements	2.86%		2.68%	1.81%	1.19%	1.04%
Portfolio turnover rate	162%		492%	387%	112%	88%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
C	Amount represents less than $0.01 per share.

57

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2016 B		2015	2014	2013	2012
Net asset value, beginning of period	$9.76		$10.31	$10.21	$10.51	$10.07

Income from investment operations:
Net investment income (loss)	(1.27)		(0.33)	0.02	0.18	0.09
Net gains (losses) from investments (both realized and unrealized)	1.41		0.01	0.30	(0.13)	0.52

Total income (loss) from investment operations	0.14		(0.32)	0.32	0.05	0.61

Less distributions:
Dividends from net investment income	(0.33)		(0.23)	(0.15)	(0.21)	(0.17)
Distributions from net realized gains	—		—	(0.07)	(0.14)	—
Tax return of capital	(0.07	)C	—	—	—	—

Total distributions	(0.40)		(0.23)	(0.22)	(0.35)	(0.17)

Net asset value, end of period	$9.50		$9.76	$10.31	$10.21	$10.51

Total return A	1.57%		(3.11)%	3.13%	0.38%	5.99%

Ratios and supplemental data:
Net assets, end of period	$2,846,444		$7,560,586	$24,410,567	$56,015,406	$21,245,367
Ratios to average net assets:
Expenses, before reimbursements	1.42%		1.51%	1.43%	1.54%	1.76%
Expenses, net of reimbursements	1.27%		1.27%	1.27%	1.27%	1.27%
Net investment income, before reimbursements	2.39%		2.15%	1.34%	0.65%	0.30%
Net investment income, net of reimbursements	2.53%		2.38%	1.50%	0.92%	0.79%
Portfolio turnover rate	162%		492%	387%	112%	88%

	A Class
	Year Ended August 31,
	2016 B		2015	2014	2013	2012
Net asset value, beginning of period	$9.72		$10.27	$10.16	$10.49	$10.06

Income from investment operations:
Net investment income	0.02		0.12	0.10	0.21	0.07
Net gains (losses) from investments (both realized and unrealized)	0.11		(0.44)	0.21	(0.18)	0.51

Total income (loss) from investment operations	0.13		(0.32)	0.31	0.03	0.58

Less distributions:
Dividends from net investment income	(0.33)		(0.23)	(0.13)	(0.22)	(0.15)
Distributions from net realized gains	—		—	(0.07)	(0.14)	—
Tax return of capital	(0.07	)C	—	—	—	—

Total distributions	(0.40)		(0.23)	(0.20)	(0.36)	(0.15)

Net asset value, end of period	$9.45		$9.72	$10.27	$10.16	$10.49

Total return A	1.49%		(3.14)%	3.12%	0.16%	5.70%

Ratios and supplemental data:
Net assets, end of period	$8,757,769		$15,190,886	$27,146,489	$41,376,389	$10,386,943
Ratios to average net assets:
Expenses, before reimbursements	1.52%		1.66%	1.68%	1.67%	1.93%
Expenses, net of reimbursements	1.29%		1.29%	1.38%	1.39%	1.39%
Net investment income, before reimbursements	2.31%		1.95%	1.10%	0.50%	0.05%
Net investment income, net of reimbursements	2.53%		2.32%	1.40%	0.79%	0.59%
Portfolio turnover rate	162%		492%	387%	112%	88%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
C	Amount represents less than $0.01 per share.

58

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2016 B		2015	2014	2013	2012
Net asset value, beginning of period	$9.69		$10.22	$10.11	$10.49	$10.09

Income from investment operations:
Net investment income (loss)	(0.08)		0.07	0.02	0.14	0.04
Net gains (losses) from investments (both realized and unrealized)	0.14		(0.46)	0.22	(0.19)	0.48

Total income (loss) from investment operations	0.06		(0.39)	0.24	(0.05)	0.52

Less distributions:
Dividends from net investment income	(0.26)		(0.14)	(0.06)	(0.19)	(0.12)
Distributions from net realized gains	—		—	(0.07)	(0.14)	—
Tax return of capital	(0.05	)C	—	—	—	—

Total distributions	(0.31)		(0.14)	(0.13)	(0.33)	(0.12)

Net asset value, end of period	$9.44		$9.69	$10.22	$10.11	$10.49

Total return A	0.68%		(3.81)%	2.37%	(0.54)%	5.15%

Ratios and supplemental data:
Net assets, end of period	$3,713,433		$7,133,191	$11,126,819	$15,291,798	$5,640,482
Ratios to average net assets:
Expenses, before reimbursements	2.26%		2.40%	2.43%	2.43%	2.74%
Expenses, net of reimbursements	2.04%		2.04%	2.13%	2.14%	2.14%
Net investment income (loss), before reimbursements	1.55%		1.21%	0.35%	(0.24)%	(0.73)%
Net investment income (loss), net of reimbursements	1.77%		1.57%	0.66%	0.04%	(0.13)%
Portfolio turnover rate	162%		492%	387%	112%	88%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
C	Amount represents less than $0.01 per share.

59

American Beacon FundSM

Affirmation of the Commodity Pool Operator

August 31, 2016 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the period from September 1, 2015 to August 31, 2016, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon Flexible Bond Fund

60

American Beacon FundsSM

Federal Tax Information

August 31, 2016 (Unaudited)

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended August 31, 2016. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2016.

The Fund designated the following items with regard to distributions paid during the fiscal year ended August 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	0.14%
Qualified Dividend Income	0.25%
Long-Term Capital Gain Distributions	—
Short-Term Capital Gain Distributions	—

Shareholders will receive notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

61

Disclosure Regarding the Approval of the Management and Investment

Advisory Agreements (Unaudited)

Approval of Management Agreement for the Fund in March 2016

At its March 3-4, 2016 meetings, the Board considered the approval of a new Management Agreement (“New Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Flexible Bond Fund (“Fund”). The New Agreement combines the terms of the Fund’s prior management agreement and administration agreement and establishes a standardized fee schedule for four categories of funds, which include fee schedule breakpoints. The Board considered that, with respect to the Fund, the single management fee rate under the New Agreement does not exceed the former combined investment management and administrative services fee rates, and there is no change to the investment management or administrative services provided or the aggregate fees charged to the Fund.

The Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the New Agreement. The Board also considered information that had been provided by the Manager to the Board at its November 9-10, 2015 meetings when the Board had met with various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the New Agreement. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

The Board determined that it did not need to consider certain factors that it typically considers during its review of the Fund’s management agreement because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Fund by the Manager at in-person meetings held on June 2–3, 2015, when it reviewed the prior management agreement or, in connection with the initial approval of that agreement. The Board noted that it previously had considered the prior management agreement at an in-person meeting held on November 12, 2014, at telephonic meetings held on November 26, 2014 and December 6, 2014 and at an in-person meeting held on December 10, 2014, and approved the prior management agreement at its in-person meeting held on December 10, 2014.

In connection with the Board’s review of the New Agreement, the Board considered, among other things, information provided by the Manager regarding the terms of the New Agreement and the relevant differences between the New Agreement and the prior management agreement and administration agreement. The Board considered the Manager’s representations that the New Agreement would not reduce or modify in any way the nature or level of the advisory or administration services provided to the Fund. The Board also considered that the fee rate payable by the Fund under the New Agreement would not exceed the aggregate fee rate payable by the Fund under the prior management agreement and administration agreement. Additionally, the Board considered the Manager’s representation that there would be no change in the professional personnel who primarily perform management and administrative services for the Fund and the Manager’s representations regarding disclosure of the New Agreement to new and existing shareholders. The Board also considered that an independent consultant retained to assist the Board in evaluating the Manager’s proposal to combine the prior management agreement and administration agreement had concluded that the proposal was reasonable and in the best interest of shareholders.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the New Agreement on behalf of the Fund.

Renewal and Approval of the Management Agreement and Investment Advisory Agreements of the Fund in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8th, meeting, approved the renewal of: (1) the Management Agreement between the Manager and the Trust on behalf of the Fund; and (2) the investment advisory agreements (the “Investment Advisory Agreements”) among the Manager, the Trust, on behalf of the Fund, and Payden & Rygel (“P&R”), Brandywine Global Investment Management, LLC (“Brandywine”) and Pacific Investment Management Company LLC (“PIMCO”), (collectively, the “subadvisors”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and the Investment Advisory Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

62

Disclosure Regarding the Approval of the Management and Investment

Advisory Agreements (Unaudited)

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to the Fund, as applicable, and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Fund pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Management Agreement and the Investment Advisory Agreements on behalf of the Fund, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for all series of the Trust and American Beacon Select Funds (together, the “Trusts”) were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

63

Disclosure Regarding the Approval of the Management and Investment

Advisory Agreements (Unaudited)

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s commitment to enhance the Fund’s product line and increase assets in the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreements for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain series of the Trusts. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered the Manager’s recommendation to continue to retain the subadvisors. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all series of the Trusts and at an individual fund level, with some series of the Trusts being profitable for the Manager and with the Manager sustaining losses with respect to other series of the Trusts. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the series of the Trusts, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the series of the Trusts.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain series of the Trusts and share classes that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain series of the Trusts. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisors in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of the subadvisory fee rate. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. The Board also considered the Manager’s representation that many of the series of the Trusts benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many series of the Trusts benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

64

Disclosure Regarding the Approval of the Management and Investment

Advisory Agreements (Unaudited)

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisor. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Fund also derives benefits from its association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most series of the Trusts at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the series of the Trusts, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to the Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus the Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	4th Quintile
Morningstar Fee Level Ranking - Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2016)

Compared to Lipper Performance Universe	4th Quintile
Compared to Lipper Performance Group	Not Available

In considering the renewal of the Investment Advisory Agreements with Brandywine, PIMCO and P&R, the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ended March 31, 2016)

Brandywine	3 Years	2nd Quintile
PIMCO	3 Years	5th Quintile
P&R*	1 Year	Not Available

*	P&R does not yet have a 1-year performance record.

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocated portion of the Fund; (2) explanations from the Manager and the subadvisors regarding the subadvisors’ underperformance relative to their benchmarks and comparable accounts, as applicable; and (3) the Manager’s explanation that P&R had been hired in 2015 to replace a prior subadvisor with lagging performance; (4) the Manager’s explanation that the Fund was managed in a unique strategy and that the Morningstar Fee Level for the Fund’s Institutional Class shares was ranked “Average” in the Nontraditional Bond Institutional Morningstar Fee Level Group; and (5) the Manager’s recommendation to continue to retain each subadvisor.

65

Disclosure Regarding the Approval of the Management and Investment

Advisory Agreements (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

66

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED TRUSTEES

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

One Year

Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).
OFFICERS	Term

One Year

Gene L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

68

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP Since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams(41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. ((2012-Present)

Teresa A. Oxford (57)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

69

American Beacon FundsSM

Privacy Policy

August 31, 2016 (Unaudited)

Privacy Policy

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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71

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, and Investor Classes	American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also made available on www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Flexible Bond Fund are service marks of American Beacon Advisors, Inc.

AR 8/16

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SiM HIGH YIELD OPPORTUNITIES FUND

Investments in high yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks.

SOUND POINT FLOATING RATE INCOME FUND

The Fund’s investments in high yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In addition, loans are subject to the risk that the Fund may not be able to obtain the collateral securing the loan in a timely manner, and the value of the collateral may not cover the amount owed on the loan.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended August 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks – the Federal Reserve included – responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined and U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, Great Britain announced that the “Brexit” referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

At American Beacon, we pride ourselves on offering a broad range of mutual funds to help investors navigate the economic storms and market surges in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

Against this backdrop, American Beacon Advisors launched the American Beacon Sound Point Floating Rate Income Fund in December 2015, reorganizing into the American Beacon Funds family from Sound Point Capital Management, LP. The bank loan strategy used by the Fund was first launched by Sound Point on December 3, 2012. The Fund seeks to provide a high level of current income consistent with strong, risk-adjusted returns.

For the 12-month period ended August 31, 2016:

•	American Beacon SiM High Yield Opportunities Fund (Investor Class) returned 6.82%.

•	American Beacon Sound Point Floating Rate Income Fund (Investor Class) returned 3.66%.

Thank you for your continued interest in American Beacon Funds. We are pleased to have a broad range of products that cover the global equity and fixed income markets. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

High Yield Bond Market Overview

August 31, 2016 (Unaudited)

Traditional High Yield

The high-yield market, as measured by Bank of America Merrill Lynch U.S. High Yield Master II Index (the “High-Yield Index”), returned 9.18% for the 12-month period ended August 31, 2016. The period essentially seemed to be split into a “poor period” from August 31, 2015 through February 29, 2016 and a “very good period” from February 29, 2016 through August 31, 2016. The former period returned -5.8% while the latter period returned 15.9%. Oil prices were the main driver of the volatility. Oil started the period at $45 per barrel, dropped to $26 per barrel by February and ended the period back at $45 per barrel.

Of the larger sectors, Basic Industries, led by the commodity producers, was the best performing sector, returning 14.5%. Other outperforming sectors were Financials and Technology. Of the larger sectors, the poorest performers were Pharmaceuticals with essentially a zero return and Health Care Facilities, which returned less than 4%. Energy returned 6.8% and followed the aforementioned volatility, returning -27% in the first part of the period and 46% in the second part.

The Treasury yield curve flattened with two-year rates moving up slightly, five-year rates dropping 35 basis points (0.35%) and 10-year rates dropping 64 basis points (0.64%). With Treasury yields falling and defaults from the Energy and Metals and Mining sectors rising, higher quality outperformed lower quality. The BB-credit rating category returned 12% while the CCC-credit rating category returned 7%.

For the period, the high-yield default rate was 3.5%. However, Energy and Metals and Mining tremendously skewed that number. Energy and Metals and Mining defaults (including distressed exchanges) were 18% and 15%, respectively. Defaults excluding those sectors were a scant 0.5% overall.

At August 31, 2016, the yield for the High-Yield Index was 6.4%. During the 12-month period, high-yield spreads improved from 575 basis points (5.75%) to 525 basis points (5.25%) over Treasuries. High-yield spreads ended the period at their long-term median of 525 basis points (5.25%).

Floating-Rate Bank Loans

Within the high-yield market, the Credit Suisse Leveraged Loan Index (the “Leveraged-Loan Index”) returned 3.74% for the 12-month period ended August 31, 2016. The individual sectors produced results that differed from those of the aforementioned traditional high-yield market, but the directional trends were similar.

The lower total return for the Leveraged-Loan Index, as compared to the broader high-yield market, reflects the higher credit quality and lower duration of bank loans. Bank-loan coupons are characterized as floating rate (based on three-month LIBOR), which results in a short duration. Credit quality is enhanced by collateral backing the loans. As such, bank loans tend to outperform when interest rates rise or credit spreads widen, and they generally underperform when interest rates decline or credit spreads narrow.

This period was characterized by an increase in three-month LIBOR and a decrease in longer-term interest rates and credit spreads. Although LIBOR rose during the period, many of the coupons in the bank-loan market will not begin to reset until LIBOR moves above 1.00% - it ended the period at 0.84%.

Given its higher credit quality and lower duration, the bank-loan sector tends to produce returns that are less volatile than those of the traditional high-yield market. Risk-adjusted returns are an important measure of bank-loan performance.

2

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2016 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned 6.82% for the year ending August 31, 2016. The Fund underperformed the Bank of America Merrill Lynch U.S. High Yield Master II Index (the “Index”) which gained 9.18% during the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 2/14/2011 through 8/31/2016

Total Returns for the Period ended August 31, 2016

	Ticker	1 Year	3 Years	5 Years	Since Inception 2/14/2011	Value of $10,000 2/14/2011- 8/31/2016
Institutional Class (1,2,4)	SHOIX	7.28%	5.86%	8.34%	7.06%	$14,592
Y Class (1,2,4)	SHOYX	7.21%	5.77%	8.24%	6.93%	$14,497
Investor Class (1,2,4)	SHYPX	6.82%	5.47%	7.98%	6.61%	$14,260
A Class with sales Charge (1,2,4)	SHOAX	1.80%	3.66%	6.80%	5.61%	$14,207
A Class without sales charge (1,2,4)	SHOAX	6.87%	5.37%	7.85%	6.54%	$14,207
C Class with sales charge (1,2,4)	SHOCX	5.08%	4.62%	7.06%	5.79%	$13,661
C Class without sales charge (1,2,4)	SHOCX	6.08%	4.62%	7.06%	5.79%	$13,661
BofA Merrill Lynch US High Yield Master II Index (3)		9.18%	5.39%	7.32%	6.38%	$14,095

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to the Institutional Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than actual returns shown. A portion of the fees charged to the Investor Class of the Fund was waived in 2011 and 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than actual returns shown in 2011 and 2012. A portion of fees charged to the Y Class of the Fund was waived from 2011 through 2013 and recovered in 2015. Performance prior to waiving fees was lower than actual returns shown from 2011 through 2013. A portion of fees charged to the A and C Classes of the Fund was waived from 2011 through 2014 and recovered in 2015 and 2016. Performance prior to waiving fees was lower than actual returns shown from 2011 through 2014.
3.	The BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating and an investment grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.89%, 0.92%, 1.20%, 1.23%, and 1.98%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2016 (Unaudited)

From a sector allocation perspective, the Fund’s overweight to the Transportation sector and underweight to the Manufacturing sector detracted from Fund performance. Also detracting from performance was the Fund’s cash position over the period. On the other hand, the Fund’s underweight to the Energy sector was additive to the Fund’s relative returns.

Issue selection within the Fund’s Manufacturing and Energy sector holdings was detrimental to Fund performance as they lagged the Index returns. Conversely, holdings within the Fund’s Service sector contributed positively to overall Fund performance.

From a credit quality standpoint, security selection within the B and BB-rated credit categories hurt relative performance. Security selection within the CCC-rated credit category added to the Fund’s relative performance as holdings outperformed the Index.

From a credit quality allocation perspective, the Fund’s underweight to the BBB-credit rating category detracted from performance. In addition, the Fund’s holdings in AAA-credit rating category which represents cash dragged down performance relative to the Index. The detractors were slightly offset by an overweight to Not-Rated securities, and an underweight to the CCC-credit rating category.

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, manage liquidity, or to gain efficient exposure to an asset class. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage. During the period, the Fund experienced gains from the use of derivatives.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out of favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings (% Net Assets)

MEG Energy Corp., 7.00%, Due 3/31/2024, 144A	2.4
Northern Blizzard Resources, Inc., 7.25%, Due 2/1/2022, 144A	2.1
Tenet Healthcare Corp., 4.50%, Due 4/1/2021	1.9
Simmons Foods, Inc., 7.875%, Due 10/1/2021, 144A	1.7
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	1.6
Virgin Media Finance PLC, 6.375%, Due 4/15/2023, 144A	1.6
Southern Graphics, Inc., 8.375%, Due 10/15/2020, 144A	1.5
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, Due 5/15/2023, 144A	1.5
LifePoint Health, Inc., 5.375%, Due 5/1/2024, 144A	1.5
MasTec, Inc., 4.875%, Due 3/15/2023	1.5
Total Fund Holdings	105

Sector Allocation (% Investments)

Service	34.1
Manufacturing	22.2
Energy	14.1
Consumer	8.9
Transportation	6.0
Telecommunications	5.0
Finance	5.1
Utilities	1.8
Foreign Sovereign	1.5
Sovereign	1.1
Real Estate	0.2

4

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2016 (Unaudited)

Country Allocation (% Fixed Income)

United States	69.6
Canada	11.1
United Kingdom	5.6
Luxembourg	2.8
Bermuda	2.7
Mexico	2.2
Cyprus	1.6
Netherlands	1.4
Greece	1.1
France	0.8
Brazil	0.3
Marshall Islands	0.3
Norway	0.2
Italy	0.2
Spain	0.1

5

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2016 (Unaudited)

The Investor Class of the American Beacon Sound Point Floating Rate Income Fund (the “Fund”) returned 3.66% for the twelve-month period ended August 31, 2016, compared to 3.74% for the Credit Suisse Leveraged Loan Index (the “Index”). The Fund’s Institutional Class returned 4.12% for the same period. Since inception in December 3, 2012, the Fund’s annualized return for the Investor Class was 6.09%, compared to 3.98% for the Index.

Comparison of Change in Value of a $10,000 Investment

For the Period from 12/3/2012 through 8/31/2016

Total Returns for the Period ended August 31, 2016

	Ticker	1 Year	3 Years	Since Inception (12/3/2012)	Value of $10,000 12/3/2012-8/31/2016
Institutional Class (1,2,6)	SPFLX	4.12%	5.59%	6.22%	$12,531
Y Class (1,2,3,6)	SPFYX	3.87%	5.51%	6.15%	$13,641
Investor Class (1,2,3,6)	SPFPX	3.66%	5.43%	6.09%	$13,503
A Class with sales Charge (1,2,3,6)	SOUAX	1.00%	4.54%	5.36%	$13,464
A Class without sales charge (1,2,3,6)	SOUAX	3.63%	5.42%	6.08%	$13,464
C Class with sales charge (1,2,3,6)	SOUCX	2.07%	5.24%	5.93%	$13,138
C Class without sales charge (1,2,3,6)	SOUCX	3.07%	5.24%	5.93%	$13,138
SP Class (1,2,4)	SPFRX	3.70%	5.37%	6.04%	$12,982
Credit Suisse Leveraged Loan Index (5)		3.74%	3.41%	3.98%	$11,574

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.
3.	Fund performance represents the returns achieved by the Institutional Class from 12/3/12 up to 12/11/15, the inception date of the Y, Investor, A, and C Classes, and the returns of each Class since its inception. Expenses of the Institutional Class are lower than the other Classes. Therefore, total returns shown may be higher than they would have been had each Class been in existence since 12/3/12.
4.	Fund performance represents the returns achieved by the Institutional Class from 12/3/12 up to 5/30/14, the inception date of the SP Class, and the returns of the SP Class since its inception. Expenses of the Institutional Class are lower than the SP Class. Therefore, total returns shown may be higher than they would have been had the SP Class been in existence since 12/3/12.

6

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2016 (Unaudited)

5.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and SP Class shares was 1.90%, 2.00%, 2.28%, 2.30%, 3.05% and 2.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the period, the Fund was underweight the Energy sector, which helped performance as Energy was the worst performing sector in the Index. This underweight position, initiated in late 2014, also helped the Fund’s longer-term performance as well. Towards period end, however, Energy began to recover as commodity prices stabilized.

The Fund also benefitted from its slight underweight position in the Utility sector which produced the next lowest returns in the Index behind Energy.

Among the largest sectors in the Index, the Fund was essentially neutral in the Communications, Consumer and Technology sectors, which produced returns that were broadly in line with the overall Index. Within Consumer, the Health Care industry lagged slightly as headlines regarding Pharmaceutical and Biotechnology companies detracted from returns.

The Fund held approximately 10% of assets in cash during the period to facilitate shareholder activity. This percentage has been fairly stable over time. To the extent that the bank loan market performs well during a given period, the Fund’s cash balances may detract from its relative returns.

Overall, the Fund will continue to seek value through issuer selection and sector allocation among bank loan issues. The Fund is well positioned to find opportunity in mid-sized issuers and will continue to opportunistically allocate assets accordingly. In addition, as the U.S. economy and Federal Reserve Bank monetary policy gradually point to rising interest rates, the bank loan market may offer attractive yield with relatively low interest rate exposure.

Top Ten Holdings (% Net Assets)

Global Brass & Copper, Inc., 2016 Term Loan B, 5.25%, Due 7/18/2023	1.8
Lonestar Intermediate Super Holdings, LLC, PIK Term Loan B, 10.00%, Due 8/10/2021	1.8
SolarWinds, Inc., USD Term Loan, 1.00%, Due 2/3/2023	1.8
Sirva Worldwide, Inc., Term Loan, 7.50%, Due 3/27/2019	1.8
Quorum Health Corp., 1st Lien Term Loan B, 6.75%, Due 4/29/2022	1.7
IG Investment Holdings LLC, Term Loan B, 6.00%, Due 10/29/2021	1.7
Compuware Corp., Term Loan B2, 6.25%, Due 12/15/2021	1.4
Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 5.25%, Due 6/7/2023	1.4
CH Hold Corp., Term Loan A, 6.25%, Due 11/20/2019	1.3
Diamond Resorts Corp., 2016 Term Loan, 7.00%, Due 8/11/2023	1.3
Total Fund Holdings	185

Sector Weightings (% Investments)

Service	34.9
Manufacturing	22.0
Energy	14.7
Consumer	8.9
Transportation	5.7
Finance	4.9
Telecom	4.1
Foreign Sovereign	2.5
Cash Equivalent	1.6
Electric	0.7

7

American Beacon FundsSM

Expense Examples

August 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2016 through August 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not a Fund’s actual return). You may compare the ongoing costs of investing in a Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

August 31, 2016 (Unaudited)

SiM High Yield Opportunities Fund

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period 3/1/2016-8/31/2016*
Institutional Class
Actual	$1,000.00	$1,135.36	$4.51
Hypothetical**	$1,000.00	$1,020.92	$4.27
Y Class
Actual	$1,000.00	$1,135.20	$4.82
Hypothetical**	$1,000.00	$1,020.62	$4.56
Investor Class
Actual	$1,000.00	$1,132.90	$6.27
Hypothetical**	$1,000.00	$1,019.26	$5.94
A Class
Actual	$1,000.00	$1,132.01	$6.65
Hypothetical**	$1,000.00	$1,018.88	$6.29
C Class
Actual	$1,000.00	$1,128.68	$10.65
Hypothetical**	$1,000.00	$1,015.13	$10.08

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.90%, 1.17%, 1.24%, and 1.99% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Sound Point Floating Rate Income Fund

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period 3/1/2016-8/31/2016*
Institutional Class
Actual	$1,000.00	$1,050.20	$4.34
Hypothetical**	$1,000.00	$1,020.90	$4.28
Y Class
Actual	$1,000.00	$1,049.90	$4.84
Hypothetical**	$1,000.00	$1,018.90	$4.77
Investor Class
Actual	$1,000.00	$1,048.60	$6.29
Hypothetical**	$1,000.00	$1,019.06	$6.20
A Class
Actual	$1,000.00	$1,048.30	$6.41
Hypothetical**	$1,000.00	$1,018.88	$6.32
C Class
Actual	$1,000.00	$1,044.30	$10.23
Hypothetical**	$1,000.00	$1,015.13	$10.08
SP Class
Actual	$1,000.00	$1,048.80	$5.95
Hypothetical**	$1,000.00	$1,019.33	$5.86

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.94%, 1.22%, 1.24%, 1.99% and 1.15% for the Institutional, Y, Investor, A, C and SP Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon SiM High Yield Opportunities Fund (one of the funds constituting the American Beacon Funds) (a Fund), as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Sound Point Floating Rate Income Fund (one of the funds constituting the American Beacon Funds) (a Fund), as of August 31, 2016, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements, including the statement of changes in net assets for the year ended August 31, 2015 and the financial highlights for the periods ended August 31, 2015, 2014 and 2013 of American Beacon Sound Point Floating Rate Income Fund were audited by other auditors whose report dated October 30, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon SiM High Yield Opportunities Fund at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Sound Point Floating Rate Income Fund at August 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 31, 2016

10

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
COMMON STOCK - 1.34%
ENERGY - 0.45%
Oil & Gas - 0.45%
Northern Blizzard Resources, Inc.	1,679,031	$5,172,552

FINANCIALS - 0.20%
Other Finance - 0.20%
Oslo Bors VPS Holdings ASA	215,488	2,249,852

MANUFACTURING - 0.10%
Basic Materials - 0.10%
CVR Partners LP B C	198,118	1,186,727

REAL ESTATE - 0.33%
Mortgage Real Estate Investment Trusts - 0.33%
Annaly Capital Management, Inc.A	359,000	3,844,890

TRANSPORTATION - 0.26%
Other Transportation - 0.26%
Knot Offshore Partners LP C	157,995	2,941,867

Total Common Stock (Cost $16,972,614)		15,395,888

	Par Amount*
DOMESTIC BANK LOAN OBLIGATIONS - 1.76%
Consumer - 0.76%
North Atlantic Trading Co., Inc., 1st Lien Term Loan, 9.00%, Due 1/13/2020D	$4,639,806	4,587,608
North Atlantic Trading Co., Inc., 2nd Lien Term Loan, 11.50%, Due 7/13/2020D	4,200,000	4,168,500

		8,756,108

Transportation - 1.00%
Gol Luxco S.A., Term Loan, 6.50%, Due 8/31/2020 D	11,450,000	11,421,375

Total Domestic Bank Loan Obligations (Cost $20,130,411)		20,177,483

DOMESTIC CONVERTIBLE OBLIGATIONS - 1.27%
Finance - 0.55%
Encore Capital Group, Inc., 3.00%, Due 7/1/2020, Acquired 1/25/2016 – 8/30/2016, Cost $5,683,631 M	7,843,000	6,313,615

Transportation - 0.72%
Titan Machinery, Inc., 3.75%, Due 5/1/2019, Acquired 1/15/2014-8/11/2016, Cost $7,929,989M	9,780,000	8,239,650

Total Domestic Convertible Obligations (Cost $14,227,679)		14,553,265

DOMESTIC OBLIGATIONS - 81.32%
Consumer - 7.73%
Constellation Brands, Inc.,
6.00%, Due 5/1/2022	9,000,000	10,440,000
4.25%, Due 5/1/2023	2,500,000	2,667,187
Darling Ingredients, Inc., 5.375%, Due 1/15/2022	7,379,000	7,747,950
JBS USA LLC / JBS USA Finance, Inc., 5.875%, Due 7/15/2024E F	13,550,000	13,990,375
Minerva Luxembourg S.A., 7.75%, Due 1/31/2023F	11,746,000	12,353,268
Post Holdings, Inc., 5.00%, Due 8/15/2026F	10,465,000	10,438,838
Simmons Foods, Inc., 7.875%, Due 10/1/2021F	19,985,000	19,735,188
TreeHouse Foods, Inc., 6.00%, Due 2/15/2024F	10,444,000	11,357,850

		88,730,656

Energy - 13.15%
California Resources Corp.,
5.50%, Due 9/15/2021	4,385,000	2,258,275
8.00%, Due 12/15/2022F O	5,299,000	3,576,825

See accompanying notes
11

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2016

	Par Amount*	Fair Value
Continental Resources, Inc., 5.00%, Due 9/15/2022	$16,955,000	$16,403,962
Ithaca Energy, Inc., 8.125%, Due 7/1/2019F	15,452,000	13,752,280
MEG Energy Corp., 7.00%, Due 3/31/2024F	34,943,000	28,129,115
Murphy Oil Corp.,
6.875%, Due 8/15/2024	1,799,000	1,881,302
7.05%, Due 5/1/2029	6,150,000	6,442,359
6.125%, Due 12/1/2042	11,166,000	9,993,280
Northern Blizzard Resources, Inc., 7.25%, Due 2/1/2022F	26,347,000	24,634,445
Northern Tier Energy LLC / Northern Tier Finance Corp., 7.125%, Due 11/15/2020 E	11,000,000	11,192,500
Teine Energy Ltd., 6.875%, Due 9/30/2022F	15,687,000	15,726,218
Whiting Petroleum Corp., 5.75%, Due 3/15/2021	18,975,000	17,006,344

		150,996,905

Finance - 2.62%
Carlson Travel Holdings, Inc., 7.50%, Due 8/15/2019F G	12,275,000	12,213,625
DFC Finance Corp., 12.00%, Due 6/16/2020F G	11,729,946	7,477,840
Iron Mountain US Holdings, Inc., 5.375%, Due 6/1/2026F	7,205,000	7,349,100
Iron Mountain, Inc., 6.00%, Due 8/15/2023	2,845,000	3,037,038

		30,077,603

Manufacturing - 21.31%
Actuant Corp., 5.625%, Due 6/15/2022	13,285,000	13,749,975
ATS Automation Tooling Systems, Inc., 6.50%, Due 6/15/2023F	12,837,000	13,093,740
Ball Corp., 4.00%, Due 11/15/2023	14,823,000	15,082,402
CBC Ammo LLC / CBC FinCo, Inc., 7.25%, Due 11/15/2021 E F	670,000	629,800
Crown Americas LLC / Crown Americas Capital Corp., IV, 4.50%, Due 1/15/2023E	15,925,000	16,641,625
CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%, Due 6/15/2023 B F	13,540,000	13,421,525
Kissner Milling Co., Ltd., 7.25%, Due 6/1/2019F	16,345,000	16,835,350
LSB Industries, Inc., 7.75%, Due 8/1/2019	15,750,000	16,222,500
Manitowoc Foodservice, Inc., 9.50%, Due 2/15/2024F	14,535,000	16,424,550
MasTec, Inc., 4.875%, Due 3/15/2023	17,090,000	17,090,000
Microsemi Corp., 9.125%, Due 4/15/2023F	11,985,000	13,722,825
Qorvo, Inc.,
6.75%, Due 12/1/2023F	6,225,000	6,777,469
7.00%, Due 12/1/2025F	1,345,000	1,489,588
Sealed Air Corp.,
6.50%, Due 12/1/2020F	8,906,000	10,197,370
5.125%, Due 12/1/2024F	4,942,000	5,287,940
Sensata Technologies BV, 4.875%, Due 10/15/2023F	15,205,000	15,699,163
Servicios Corporativos Javer S.A.P. de C.V., 9.875%, Due 4/6/2021F	7,673,000	8,037,468
Southern Graphics, Inc., 8.375%, Due 10/15/2020F	16,715,000	17,091,088
StandardAero Aviation Holdings, Inc., 10.00%, Due 7/15/2023F	895,000	939,750
Techniplas LLC, 10.00%, Due 5/1/2020E F	14,320,000	11,957,200
Titan International, Inc., 6.875%, Due 10/1/2020	15,195,000	14,321,288

		244,712,616

Service - 29.46%
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	18,871,000	18,823,822
CHS/Community Health Systems, Inc., 5.125%, Due 8/1/2021	9,000,000	8,876,250
Churchill Downs, Inc., 5.375%, Due 12/15/2021	14,800,000	15,392,000
Codere Finance 2 Luxembourg S.A., 9.00%, Due 6/30/2021, Acquired 7/06/2016—8/11/2016, Cost $5,199,433 F G I M	5,354,000	5,481,157
Constellis Holdings LLC / Constellis Finance Corp., 9.75%, Due 5/15/2020E F	17,350,000	16,699,375
DaVita HealthCare Partners, Inc., 5.00%, Due 5/1/2025	16,500,000	16,722,750
Emerald Expositions Holding, Inc., 9.00%, Due 6/15/2021F	13,725,000	14,171,062
Envision Healthcare Corp., 5.125%, Due 7/1/2022F	12,750,000	12,877,500
Golden Nugget Escrow, Inc., 8.50%, Due 12/1/2021F	14,795,000	15,460,775
Halyard Health, Inc., 6.25%, Due 10/15/2022	16,290,000	16,656,525
HCA, Inc.,
4.75%, Due 5/1/2023	8,394,000	8,782,222
4.50%, Due 2/15/2027	9,441,000	9,523,609
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	17,159,000	16,258,153
Lansing Trade Group LLC / Lansing Finance Co., Inc., 9.25%, Due 2/15/2019E F	12,600,000	12,064,500
LifePoint Health, Inc., 5.375%, Due 5/1/2024F	17,000,000	17,446,250
MGM Resorts International,
7.75%, Due 3/15/2022	14,355,000	16,687,688
6.00%, Due 3/15/2023	1,500,000	1,628,400

See accompanying notes
12

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2016

	Par Amount*		Fair Value
Multi-Color Corp., 6.125%, Due 12/1/2022F		$1,843,000	$1,923,631
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, Due 5/15/2023 E F		16,328,000	17,777,110
QVC, Inc., 4.45%, Due 2/15/2025		4,229,000	4,214,520
Select Medical Corp., 6.375%, Due 6/1/2021		13,460,000	13,476,825
Station Casinos LLC, 7.50%, Due 3/1/2021E		14,637,000	15,564,898
Tenet Healthcare Corp., 4.50%, Due 4/1/2021		21,892,000	22,099,974
Univision Communications, Inc., 5.125%, Due 2/15/2025F		15,500,000	16,197,500
VeriSign, Inc., 5.25%, Due 4/1/2025		4,850,000	5,056,125
Viking Cruises Ltd., 8.50%, Due 10/15/2022F		15,508,000	13,647,040
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.375%, Due 3/15/2022E		4,750,000	4,934,063

			338,443,724

Telecommunications - 3.93%
CPI International, Inc., 8.75%, Due 2/15/2018		14,225,000	14,438,375
DigitalGlobe, Inc., 5.25%, Due 2/1/2021F		12,540,000	12,477,300
Virgin Media Finance PLC, 6.375%, Due 4/15/2023F H		17,157,000	18,272,205

			45,187,880

Transportation - 1.41%
Gol LuxCo S.A., 9.50%, Due 7/20/2021 F G L		1,824,000	1,596,000
United Continental Holdings, Inc., 6.00%, Due 12/1/2020		3,175,000	3,397,250
US Airways Group, Inc., 6.125%, Due 6/1/2018		7,900,000	8,235,750
VRG Linhas Aereas S.A., 10.75%, Due 2/12/2023, Acquired 2/26/2014 - 4/15/2014, Cost $4,849,248F L M		5,000,000	3,012,500

			16,241,500

Utilities - 1.71%
Energen Corp., 4.625%, Due 9/1/2021		12,344,000	12,220,560
GenOn Americas Generation LLC, 9.125%, Due 5/1/2031E		9,172,000	7,383,460

			19,604,020

Total Domestic Obligations (Cost $928,827,424)			933,994,904

FOREIGN CONVERTIBLE OBLIGATIONS - 0.10%
Consumer - 0.10%
Pescanova S.A.,
5.125%, Due 4/20/2017, Acquired 2/11/2013-2/24/2014, Cost $3,962,801 L M O		7,450,000	581,707
8.75%, Due 2/17/2019, Acquired 10/1/2013-6/7/2016, Cost $12,937,419 L M N O		6,600,000	515,338

Total Foreign Convertible Obligations (Cost $10,076,437)			1,097,045

FOREIGN OBLIGATIONS - 10.65%
Finance - 1.58%
Emma Delta Finance PLC,
8.50%, Due 10/15/2017, Acquired 10/1/2013-8/17/2015, Cost $6,571,967 F H M	EUR	5,581,395	6,249,115
12.00%, Due 10/15/2017, Acquired 10/1/2013-6/7/2016, Cost $12,937,419 F H M	EUR	10,250,000	11,919,283

			18,168,398

Foreign Sovereign - 1.41%
Mexican Bonos Desarr, 6.50%, Due 6/10/2021	MXN	295,000,000	16,268,595

Service - 3.33%
Gala Electric Casinos Ltd., 11.50%, Due 6/1/2019F	GBP	3,786,364	5,128,880
Gament Group SPA, 6.00%, Due 8/15/2021	EUR	1,900,000	2,181,622
IHS Markit, Ltd., 5.00%, Due 11/1/2022F		15,819,000	16,807,688
William Hill PLC, 4.875%, Due 9/7/2023 H N	GBP	10,000,000	14,149,183

			38,267,373

Sovereign - 1.03%
Greece, Hellenic Republic, 3.00%, Due 2/24/2023 I J	EUR	13,925,000	11,804,809

Telecommunications - 0.90%
Virgin Media Finance PLC, 6.00%, Due 10/15/2024 F H		9,900,000	10,320,750

Transportation - 2.40%
CMA CGM S.A., 7.75%, Due 1/15/2021F	EUR	10,190,000	8,752,157
Entertainment One Ltd., 6.875%, Due 12/15/2022F	GBP	3,600,000	5,058,251
Moto Finance PLC, 6.375%, Due 9/1/2020F H	GBP	9,975,000	13,653,131

			27,463,539

Total Foreign Obligations (Cost $128,487,990)			122,293,464

See accompanying notes
13

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 1.36% (Cost $15,615,239)
Short-Term Investments - 1.36%
American Beacon U.S. Government Money Market Select Fund, Select Class K	15,615,239	$15,615,239

TOTAL INVESTMENTS - 97.80% (Cost $1,134,337,794)		1,123,127,288
OTHER ASSETS, NET OF LIABILITIES - 2.20%		25,393,815

TOTAL NET ASSETS - 100.00%		$1,148,521,103

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	REIT - Real Estate Investment Trust.
B	LP - Limited Partnership.
C	MLP - Master Limited Partnership.
D	Term Loan.
E	LLC - Limited Liability Company.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $589,332,956 or 51.31% of net assets. The Fund has no right to demand registration of these securities.
G	PIK - Payment in Kind.
H	PLC - Public Limited Company.
I	Variable rate.
J	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
K	The Fund is affiliated by having the same investment advisor.
L	Fair valued pursuant to proceeds approved by the Board of Trustees. At period end, the fair valued securities amounted to $5,705,545 or 0.50% of net assets.
M	Illiquid Security. At period end, the amount of illiquid securities was $42,312,365 or 3.68% of net assets.
N	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration.
O	Default Security. At period end, the amount of securities in default was $4,673,870 or 4.07% of net assets.

Futures Contracts Open on August 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	Short	469	September 2016	$38,487,313	$2,849,876
Euro Currency Futures	Short	308	September 2016	42,991,025	879,752

				$81,478,338	$3,729,628

Glossary:

Currency Abbreviations:

EUR	Euro
GBP	British Pound
MXN	Mexican Peso

See accompanying notes
14

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2016

	Shares	Fair Value
WARRANTS - 0.00% (Cost $0)
MATERIALS - 0.00%
Building Products - 0.00%
Euramax Holdings, Inc.A H	21	$—

COMMON STOCKS - 0.07% (Cost $36,380)
FINANCE - 0.07%
Other Finance - 0.07%
Aretec Group, Inc.A	15,975	79,875

	Par Amount
BANK LOAN OBLIGATIONS - 88.84%
Consumer - 5.53%
American Bath Group LLC, Term Loan, 6.25%, Due 6/12/2020B C D	$214,700	212,552
AMF Bowling Centers, Inc., 2016 2nd Lien Term Loan, 11.00%, Due 2/16/2024C	339,000	332,219
Amplify Snack Brands Inc., Term Loan, 6.50%, Due 8/24/2023C	309,000	306,426
ASP MSG Acquisition Co., Inc., Term Loan B, 6.00%, Due 8/16/2023C	121,000	121,151
Candy Intermediate Holdings, Inc., Term Loan B, 5.50%, Due 6/15/2023B C	304,000	303,432
Chefs Warehouse Leasing Co., LLC, Delayed Draw Term Loan, 5.75%, Due 6/22/2022C D I	32,935	31,947
Chefs Warehouse Leasing Co., LLC, First Lien Term Loan, 5.75%, Due 6/3/2022C D	200,540	194,523
Coty, Inc., Term Loan B, 3.75%, Due 10/27/2022B C	332,500	333,887
Dell Inc., Term Loan A2, 3.25%, Due 6/2/2021C	500,000	483,440
Euramax International, Inc., Unsecured Term Loan, 16.00%, Due 10/3/2016, Acquired 3/26/2014 - 6/30/2016, Cost $250,696C E K	263,258	197,444
Give + Go Prepared Foods Corp., 1st Lien Term Loan, 6.50%, Due 6/23/2023C	573,000	568,703
Hunter Fan Co., Term Loan, 6.50%, Due 12/20/2017, Acquired 12/19/2012, Cost $185,242B C K	186,134	184,273
KIK Custom Products, Inc., 2015 Term Loan B, 6.00%, Due 8/26/2022B C	1,077,371	1,073,665
Maple Holdings Acquisition Corp., Term Loan B, 5.25%, Due 3/3/2023B C	1,097,667	1,107,546
Ozark Holdings LLC, Term Loan B, 5.75%, Due 7/1/2023C D	450,000	451,688
Shearers Foods, Inc., Incremental Term Loan, 5.25%, Due 6/30/2021B C	250,000	248,750

		6,151,646

Energy - 1.76%
Energy Transfer Equity LP, 2015, 4.042%, Due 12/2/2019C F	1,000,000	991,250
Gulf Finance LLC, Term Loan B, 6.25%, Due 8/17/2023C D	417,000	403,794
Navios Maritime Midstream Partners LP, Term Loan B, 5.50%, Due 6/18/2020C F	75,240	72,983
Western Refining, Inc., Term Loan B2, 5.50%, Due 6/23/2023C	509,000	495,002

		1,963,029

Finance - 9.91%
Alliant Holdings Intermediate LLC, First Lien Term Loan B, 5.00%, Due 8/12/2022B C D	102,000	102,000
Amerilife Group LLC, First Lien Term Loan, 5.75%, Due 6/18/2022C D	160,932	156,104
Amerilife Group LLC, Second Lien Term Loan, 9.75%, Due 1/10/2023, Acquired 7/09/2015 -2/05/2016, Cost $180,928C D K	186,000	180,420
Aptean Inc., Term Loan, 5.25%, Due 2/26/2020B C	331,305	327,992
Aretec Group, Inc., Exit Term Loan, 8.00%, Due 5/25/2023C	861,000	854,543
Ascensus, Inc., Term Loan, 5.50%, Due 12/3/2022B C	746,471	738,073
Asurion LLC, Term Loan B4, 5.00%, Due 8/4/2022B C D	153,577	153,522
Cision US Inc., First Lien Term Loan B, 7.00%, Due 6/16/2023C	322,000	305,498
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, Due 10/24/2022B C	495,000	495,000
Confie Seguros Holding II Co., 2nd Lien Term Loan, 10.25%, Due 5/8/2019, Acquired 4/14/2016, Cost $610,060 B C K	649,000	632,775
Duff & Phelps Investment Management Co., 2015 2nd Lien Term Loan, 9.50%, Due 4/23/2021B C	525,000	519,750
Emerald US, Inc., Term Loan, 5.00%, Due 5/9/2021, Acquired 5/16/2014, Cost $185,130C K	187,000	169,547
First Eagle Investment Management LLC, Term Loan, 4.75%, Due 12/1/2022B C D	642,000	637,185
GK Holdings, Inc., First Lien Term Loan, 6.50%, Due 1/20/2021C	66,035	65,374
GP Investments Acquisition Corp., Term Loan, 1.00%, Due 6/6/2023 C	497,000	477,120
Higginbotham & Associates LLC, First Lien Term Loan, 6.25%, Due 11/25/2021C D	276,540	277,232
IG Investment Holdings LLC, Term Loan B, 6.00%, Due 10/29/2021C D	1,925,618	1,928,507
LBM Borrower LLC, First Lien Term Loan, 6.25%, Due 8/20/2022B C D E	496,250	493,521
Lonestar Intermediate Super Holdings, LLC, PIK Term Loan B, 10.00%, Due 8/10/2021CD E	2,000,000	1,989,500
New Millennium Holdco Inc., First Lien Exit Term Loan, 7.50%, Due 12/21/2020B C	1,111,250	527,843

		11,031,506

See accompanying notes
15

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2016

	Par Amount	Fair Value
Manufacturing - 29.90%
4L Technologies, Inc., Term Loan B, 5.50%, Due 5/8/2020B C	$490,745	$435,536
Aclara Technologies, 2016 Term Loan B, 6.75%, Due 8/17/2023C	688,000	682,840
Advanced Integration Tech LP, Term Loan, 6.50%, Due 7/22/2021C F	316,000	316,000
AgroFresh, Inc., Term Loan, 5.75%, Due 6/30/2021B C	897,863	884,395
Alion Science and Technology Corp., 2015 Term Loan B, 5.50%, Due 8/19/2021B C	344,019	326,818
Avantor Performance Materials Holdings, Inc., First Lien Term Loan, 6.00%, Due 6/21/2022B C	464,000	463,132
Avast Software BV, Initial Dollar Term Loan, 5.00%, Due 7/19/2022B C	455,000	455,428
Blount International, Inc., Initial Term Loan, 7.25%, Due 4/12/2023B C	1,000,000	1,010,000
Camp International Holding LLC, First Lien Term Loan, 4.75%, Due 8/11/2023CD	438,000	434,899
Carauster Industries, Inc., Term Loan B, 8.00%, Due 5/1/2019C	124,246	124,919
Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 5.25%, Due 6/7/2023B C	1,569,000	1,566,066
Central Security Group, Inc., First Lien Term Loan, 6.625%, Due 10/6/2020B C	151,757	148,722
CH Hold Corp., Term Loan A, 6.25%, Due 11/20/2019C	1,493,747	1,486,278
Compuware Corp., Term Loan B1, 6.25%, Due 12/15/2019B C	480,519	478,718
Compuware Corp., Term Loan B2, 6.25%, Due 12/15/2021B C	1,652,734	1,605,218
CPI Buyer LLC, First Lien Term Loan, 5.50%, Due 8/15/2021B C D	237,880	234,312
CT Technologies Intermediate Holdings, Inc., New Term Loan, 5.25%, Due 12/1/2021B C	52,470	51,421
Dell Inc., Term Loan A3, 3.00%, Due 5/31/2019C	1,000,000	981,070
Duke Finance LLC, First Lien Term Loan, 7.00%, Due 10/28/2022C D	709,218	696,807
Eagleview Technology Corp., First Lien Term Loan, 5.25%, Due 7/22/2022B C	285,000	281,081
Eastman Kodak Co., First Lien Term Loan, 7.25%, Due 9/3/2019B C	620,344	615,176
Generation Brands Holdings, Inc., Term Loan, 6.00%, Due 6/10/2022C	556,000	553,220
Global Brass & Copper, Inc., 2016 Term Loan B, 5.25%, Due 7/18/2023C	2,000,000	2,012,500
Global Cash Access LLC, New Term Loan B, 6.25%, Due 12/18/2020B C D	115,656	109,873
Hilex Poly Co., LLC, Term Loan B, 6.00%, Due 12/5/2021C D	660,895	664,200
Horizon Global Corp., Term Loan B, 7.00%, Due 6/30/2021B C	141,550	141,550
Inteva Products LLC, Term Loan B, 9.75%, Due 7/7/2023CD	1,000,000	990,000
Key Safety System, Inc., First Lien Term Loan, 5.50%, Due 8/29/2021B C	737,861	737,861
Kraton Polymers LLC, Initial Term Loan, 6.00%, Due 1/6/2022B C D	1,422,000	1,422,896
Linxens France S.A. / Lully Finance S.A., Second Lien Term Loan, 9.50%, Due 10/16/2023C	68,000	66,980
Marine Acquisition Corp., Term Loan, 5.25%, Due 1/30/2021B C	404,097	403,087
Mirion Technologies, Inc., Term Loan B, 5.75%, Due 3/31/2022B C	827,106	825,038
Netsmart Technologies, Inc., 1st Lien Term Loan, 5.75%, Due 4/19/2023B C	126,000	126,394
Netsmart Technologies, Inc., 2nd Lien Term Loan, 10.50%, Due 10/5/2023B C	354,000	346,920
NN, Inc., 2015 Term Loan B, 5.75%, Due 10/19/2022B C	935,808	929,183
Novetta Solutions LLC, 2015 Term Loan, 6.00%, Due 10/16/2022B C D	476,605	451,583
PGT, Inc., 2016 Term Loan, 6.75%, Due 2/16/2022C	497,500	492,838
PLZ Aeroscience Corp., Term Loan, 5.25%, Due 7/31/2022C	844,326	842,215
PQ Corp., First Lien Term Loan, 5.75%, Due 11/4/2022C	325,000	326,973
Prolampac Intermediate, Inc., First Lien Term Loan, 5.75%, Due 8/18/2022C	608,647	608,647
Q Holding Company, Term Loan B, 6.00%, Due 12/16/2021B C	282,695	280,928
Regit Eins GmbH, First Lien Term Loan, 6.00%, Due 1/8/2021B C	1,029,125	1,017,805
Sensus USA Inc., 2016 Term Loan, 6.50%, Due 3/16/2023B C	600,000	601,500
Solarwinds Inc., 2016 Term Loan, 5.50%, Due 2/3/2023C	1,967,000	1,973,393
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, Due 3/13/2022B C	1,332,436	1,321,336
Stratus Technologies, Inc., First Lien Term Loan, 6.00%, Due 4/28/2021B C	288,391	279,739
Tensar Corp., First Lien Term Loan, 5.75%, Due 7/9/2021B C	748,703	643,884
TransDigm, Inc., Delayed Draw First Lien Term Loan F, 3.75%, Due 6/9/2023B C	473,684	471,761
TransDigm, Inc., Funded First Lien Term Loan F, 3.75%, Due 6/9/2023B C	526,316	524,179
U.S. Farathane LLC, Term Loan B 2, 5.75%, Due 12/23/2021B C D	603,363	604,871
USS Parent Holding Corp., 2016 Delayed Draw Term Loan, 5.50%, Due 7/26/2023C I	23,590	23,575
Vantage Specialties, Inc., Term Loan B, 5.00%, Due 2/5/2021B C	197,000	195,646

		33,269,411

Service - 30.31%
21st Century Oncology Holdings, Inc., Term Loan, 7.125%, Due 4/30/2022B C	681,654	647,571
Active Networks, Inc., Term Loan B, 5.50%, Due 11/13/2020C	498,722	494,981
AF Borrower LLC, Second Lien Term Loan, 10.00%, Due 1/28/2023C D	49,000	48,143
AF Borrower LLC, Term Loan, 6.25%, Due 1/28/2022C D	532,516	531,184
Alvogen Pharmaceuticals U.S.A. Inc., Term Loan, 6.00%, Due 4/2/2022B C	1,083,362	1,082,691
Amaya Holdings B.V., First Lien Term Loan, 5.00%, Due 8/1/2021C	743,111	734,981
AMF Bowling Centers, Inc., Term Loan, 7.25%, Due 9/18/2021B C	836,339	833,203
Answers Corp., First Lien Syndicated Loans, 6.25%, Due 10/3/2021B C	160,345	84,983
AP NMT Acquisition BV, Term Loan B, 6.75%, Due 8/13/2021B C	745,338	633,076
Arbor Pharmaceuticals Inc., Term Loan B, 6.00%, Due 6/28/2023C	626,000	624,435

See accompanying notes
16

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2016

	Par Amount	Fair Value
Ardent Legacy Acquisitions, Inc., 2015 Term Loan B, 6.50%, Due 8/4/2021B C	$496,250	$494,389
Auction.com LLC, Term Loan B, 6.00%, Due 5/12/2019B C D	263,663	263,003
BDF Acquisition Corp., First Lien Term Loan, 5.75%, Due 2/12/2021B C	399,840	394,842
CDS US Intermediate Holding, Inc., Second Lien Term Loan, 9.25%, Due 7/10/2023B C	124,000	112,220
CDS US Intermediate Holdings, Inc., First Lien Term Loan, 5.00%, Due 7/8/2022B C	93,764	92,670
Ceasars Entertainment Resort Properties LLC, Term Loan B, 7.00%, Due 10/11/2020B C D	743,047	726,099
CWGS Group LLC, First Lien Term Loan, 5.75%, Due 2/20/2020B C	384,000	383,282
Cypress Semiconductor Corp., 2016 Term Loan B, 6.50%, Due 6/3/2021C	1,011,000	1,022,374
Deluxe Entertainment Services, Group, Inc., Term Loan, 6.50%, Due 2/28/2020B C	41,296	40,263
Diamond Resorts Corp., 2016 Term Loan, 7.00%, Due 8/11/2023C	1,463,000	1,441,055
Encompass Digital Media, Inc., Term Loan, 5.50%, Due 6/6/2021B C	690,953	674,888
Extreme Reach, Inc., First Lien Term Loan B, 7.25%, Due 2/7/2020B C	465,728	468,639
Extreme Reach, Inc., Second Lien Term Loan, 11.00%, Due 1/24/2021, Acquired 1/14/2014, Cost $214,292 C K	217,000	206,558
FHC Health Systems, Inc., 2014 Term Loan, 5.00%, Due 12/23/2021B C	626,069	611,982
GCA Services Group, Inc., 2016 Term Loan, 5.75%, Due 3/1/2023B C	748,125	752,487
Global Healthcare Exchange LLC, Term Loan, 5.25%, Due 8/15/2022B C D	1,133,046	1,135,878
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 4.00%, Due 8/19/2023C	764,000	765,436
Imagine Print Solutions Inc., Term Loan B, 7.00%, Due 3/30/2022B C	997,500	1,001,241
Infiltrator Systems, Inc., Second Lien Term Loan, 9.75%, Due 5/19/2023C	1,005,818	998,275
IQOR US, Inc., Second Lien Term Loan, 9.75%, Due 4/1/2022, Acquired 2/20/2014, Cost $45,574B C K	46,667	33,367
Jacks Family Restaurants, Inc., Term Loan, 5.75%, Due 7/1/2022B C	33,006	32,676
Jackson Hewitt, Inc., Term Loan B, 8.00%, Due 7/24/2020B C	266,560	258,896
Long Term Care Group Holdings Corp., Term Loan, 6.00%, Due 6/6/2020B C	354,821	333,532
MergerMarket USA, Inc., Initial Term Loan, 4.50%, Due 2/4/2021B C	180,838	176,769
Merrill Communications LLC, 2015 Term Loan, 6.25%, Due 6/1/2022B C D	43,528	39,828
Miller Heiman, Inc., Incremental Term Loan, 7.00%, Due 9/30/2019B C	117,540	73,462
Miller Heiman, Inc., Term Loan B, 7.00%, Due 9/30/2019B C	69,231	43,269
Mister Car Wash Holdings, Inc., Term Loan B, 5.00%, Due 8/21/2021B C	350,021	348,856
Navex Global, Inc., First Lien Term Loan, 5.75%, Due 11/19/2021B C	10,805	10,630
NEP / NCP Holdco Inc., Incremental Term Loan, 4.25%, Due 1/22/2020B C	105,000	104,388
NEP Supershooters LP, Second Lien Term Loan, 10.00%, Due 7/22/2020B C F	840,000	840,000
Nexstar Broadcasting, Inc., Bridge Term Loan, 8.50%, Due 3/28/2017C I	474,000	474,000
NMSC Holdings Inc., 1st Lien Term Loan, 6.00%, Due 4/19/2023C	677,338	682,418
Playpower, Inc., 2015 First Lien Term Loan, 5.75%, Due 6/23/2021C	150,916	149,407
Polyconcept Investments BV, 2016 Term Loan B, 6.25%, Due 8/10/2023C	188,000	188,000
Precyse Acquisition Corp., 2016 1st Lien Term Loan, 6.50%, Due 10/20/2022B C	1,078,000	1,081,374
ProQuest LLC, First Lien Term Loan B, 5.75%, Due 10/24/2021B C D	1,244,313	1,231,347
Quincy Newspapers, Inc., Term Loan B, 5.50%, Due 10/13/2022B C	231,324	231,902
Quorum Health Corp., 1st Lien Term Loan B, 6.75%, Due 4/29/2022B C	1,997,500	1,910,109
Research Now Group, Inc., Second Lien Term Loan, 9.75%, Due 3/18/2022B C	48,000	46,080
Ryan LLC, Term Loan B, 6.75%, Due 8/7/2020C D	1,077,135	1,052,899
Sitel Worldwide Corp., First Lien Term Loan B1, 6.50%, Due 9/18/2021C	496,250	492,940
SiteOne Landscape Supply Holdings, Inc., Term Loan B, 6.25%, Due 4/29/2022B C	367,080	367,998
St. Georges University Scholastic Service, 2016 Term Loan B, 6.25%, Due 6/2/2022B C	1,399,000	1,402,498
Stratose Intermediate Holding II, Term Loan B, 6.00%, Due 1/21/2022C	995,000	996,871
SurveyMonkey.com LLC, Term Loan B, 6.25%, Due 2/5/2019C D	208,461	206,898
TouchTunes Interactive Network, Inc., First Lien Term Loan, 5.75%, Due 5/29/2021B C	152,460	151,698
UFC Holdings LLC, First Lien Term Loan, 5.00%, Due 8/18/2023C D	364,000	364,728
USAGM Holdco LLC, Amendment Delayed Draw First Lien Term Loan, 5.50%, Due 7/28/2022B C D I	141,060	140,796
USAGM Holdco LLC, Incremental First Lien Term Loan, 5.50%, Due 7/28/2022B C D	710,940	709,611
USS Parent Holding Corp., 2016 Term Loan, 5.50%, Due 7/26/2023C D	160,410	160,311
Verisk Analytics, Inc., First Lien Term Loan, 6.00%, Due 5/10/2023C	787,000	780,114
Vestcom International Inc., Term Loan, 5.25%, Due 9/30/2021B C	308,461	307,690
Vizient, Inc., First Lien Term Loan, 6.25%, Due 2/13/2023B C	997,500	1,008,102

		33,734,293

Telecommunications - 3.72%
ConvergeOne Holdings Corp., First Lien Term Loan, 6.00%, Due 6/17/2020B C	141,105	139,694
Emerging Markets Communications LLC, 2015 First Lien Term Loan, 6.75%, Due 7/1/2021, Acquired 6/29/2015 – 4/07/2016, Cost $575,282 B C D K	619,521	592,156
Fairpoint Communications, Inc., Refi Term Loan, 7.50%, Due 2/14/2019B C	141,634	141,457
Global Tel Link Corp., 1st Lien Term Loan, 5.00%, Due 5/23/2020C	735,761	701,423
Global Tel Link Corp., Second Lien, 9.00%, Due 11/23/2020C	400,000	348,000
Internap Network Services Corp., Term Loan, 7.00%, Due 11/26/2019C	748,082	706,937

See accompanying notes
17

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2016

	Par Amount	Fair Value
Neptune Finco Corp., LLC, 2015 Term Loan, 5.00%, Due 10/9/2022B C D	$272,318	$274,417
Sable International Finance Ltd. /Coral US Co-Borrower LLC, Term Loan B1, 5.50%, Due 12/30/2022C D	550,000	552,981
Sable International Finance Ltd. /Coral US Co-Borrower LLC, Term Loan B2, 5.83%, Due 12/30/2022C D	450,000	452,439
Securus Technologies, Inc., Second Lien Term Loan, 9.00%, Due 4/30/2021B C	96,000	89,520
Securus Technologies, Inc., Term Loan, 4.75%, Due 4/30/2020B C	144,000	140,760

		4,139,784

Transportation - 3.15%
ABB Concise Optical Group LLC, 2016 Term Loan B, 6.00%, Due 6/15/2023C D	550,000	551,722
Gruden Acquisitions, Inc., First Lien Term Loan, 5.75%, Due 8/18/2022B C	886,655	791,898
Navios Maritime Partners LP, Term Loan, 5.25%, Due 6/27/2018B C F	167,488	149,344
Sirva Worldwide, Inc., Term Loan, 7.50%, Due 3/27/2019B C	2,039,927	2,006,778

		3,499,742

Utilities - 4.56%
Astoria Energy LLC, Term Loan B, 5.00%, Due 12/24/2021B C D	1,105,740	1,062,615
EFS Cogen Holdings I LLC, Term Loan B, 5.25%, Due 6/28/2023B C	1,425,000	1,434,263
Entergy Rhode Island State Energy LP, Term Loan B, 5.75%, Due 12/17/2022B C F	151,240	146,325
Invenergy Thermal Operating I LLC, 2015 Term Loan B, 6.50%, Due 10/19/2022B C D	496,250	475,159
Primeline Utility Services LLC, Term Loan, 6.50%, Due 11/12/2022B C D	166,000	165,793
Raley’s, Term Loan, 7.25%, Due 5/18/2022C	1,000,000	998,750
Texas Competitive Electric Holdings Co., LLC, 2016 DIP Term Loan, 5.00%, Due 10/31/2017C D	644,100	645,549
Texas Competitive Electric Holdings Co., LLC, 2016 DIP Term Loan C, 5.00%, Due 10/31/2017C D	146,900	147,230

		5,075,684

Total Bank Loan Obligations (Cost $98,857,219)		98,865,095

CORPORATE OBLIGATIONS - 2.11%
Service - 1.65%
Cengage Learning, Inc., 9.50%, Due 6/15/2024G	809,000	827,203
Constellis Holdings LLC / Constellis Finance Corp., 9.75%, Due 5/15/2020D G	820,000	789,250
Dakota Merger Sub, Inc., 7.75%, Due 9/1/2023G	212,000	214,915

		1,831,368

Telecommunications - 0.46%
FairPoint Communications, Inc., 8.75%, Due 8/15/2019 G	500,000	511,250

Total Corporate Obligations (Cost $2,338,410)		2,342,618

SHORT-TERM INVESTMENTS - 15.86% (Cost $17,644,246)
American Beacon U.S. Government Money Market Select Fund, Select Class J	17,644,246	17,644,246

TOTAL INVESTMENTS - 106.87% (Cost $118,873,172)		118,931,834
LIABILITIES, NET OF OTHER ASSETS - (6.87%)		(7,650,019)

TOTAL NET ASSETS - 100.00%		$111,281,815

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C	Term Loan.
D	LLC - Limited Liability Company.
E	PIK - Payment in Kind.
F	LP - Limited Partnership.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $2,342,618 or 2.11% of net assets. The Fund has no right to demand registration of these securities.
H	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets.
I	All or a portion of this security is an unfunded loan commitment. At period end, the amount of unfunded loan commitments was $662,379 or 0.60% of net assets.
J	The Fund is affiliated by having the same investment advisor.
K	Illiquid security. At period end, the amount of illiquid securities was $2,196,540 or 1.97% of net assets.

See accompanying notes
18

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2016

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Assets:
Investments in unaffiliated securities, at fair value A	$1,107,512,049	$101,287,588
Investments in affiliated securities, at fair value B	15,615,239	17,644,246
Foreign currency, at fair value	—	129,193
Dividends and interest receivable	19,115,836	746,954
Receivable for investments sold	11,990,732	6,522,220
Receivable for fund shares sold	3,248,756	1,893,305
Receivable for expense reimbursement (Note 2)	8,727	99,858
Receivable for variation margin on open futures contracts	5,285,734	—
Prepaid expenses	76,379	29,579

Total assets	1,162,853,452	128,352,943

Liabilities:
Payable for investments purchased	8,317,968	15,739,463
Payable for fund shares redeemed	2,250,533	422,975
Payable for variation margin from open futures contracts	2,431,410	—
Dividends payable	360,432	56,761
Unfunded loan commitments	—	662,379
Management and investment advisory fees payable	697,085	66,464
Administrative service and service fees payable	124,508	25,434
Transfer agent fees payable	28,646	2,826
Custody and fund accounting fees payable	4,019	8,324
Professional fees payable	57,995	74,292
Trustee fees payable	—	2,720
Payable for prospectus and shareholder reports	47,556	3,075
Other liabilities	12,197	6,415

Total liabilities	14,332,349	17,071,128

Net Assets	$1,148,521,103	$111,281,815

Analysis of Net Assets:
Paid-in-capital	1,184,195,952	111,063,658
Undistributed (or overdistribution of) net investment income	(5,226,981)	(21,107)
Accumulated net realized gain (loss)	(22,947,455)	180,602
Unrealized appreciation or (depreciation) of investments	(2,838,026)	58,662
Unrealized (depreciation) of currency transactions	(8,392,015)	—
Unrealized appreciation of futures contracts	3,729,628	—

Net assets	$1,148,521,103	$111,281,815

See accompanying notes
19

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2016

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	44,172,650	6,188,705

Y Class	47,099,737	2,247,763

Investor Class	13,699,537	357,647

A Class	8,420,701	671,257

C Class	7,732,772	297,856

SP Class C	—	1,143,005

Net assets:
Institutional Class	$419,036,240	$63,147,618

Y Class	$446,395,255	$22,952,034

Investor Class	$129,503,495	$3,641,581

A Class	$79,917,424	$6,849,306

C Class	$73,668,689	$3,040,244

SP Class C	$—	$11,651,032

Net asset value, offering and redemption price per share:
Institutional Class	$9.49	$10.20

Y Class	$9.48	$10.21

Investor Class	$9.45	$10.18

A Class	$9.49	$10.20

A Class (offering price)	$9.96	$10.46

C Class	$9.53	$10.21

SP Class C	$—	$10.19

A Cost of investments in unaffiliated securities	$1,118,722,555	$101,228,926
B Cost of investments in affiliated securities	$15,615,239	$17,644,246
C Formerly known as Investor class

See accompanying notes
20

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2016

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$1,460,625	$8,529
Dividend income from affiliated securities	26,601	17,552
Interest income	59,381,252	4,458,747

Total investment income	60,868,478	4,484,828

Expenses:
Management and investment advisory fees (Note 2)	4,453,713	406,595
Administrative service fees (Note 2):
Institutional Class	600,382	102,709
Y Class	674,625	8,961
Investor Class	244,258	17,599
A Class	156,166	4,231
C Class	149,714	1,556
SP Class B	—	20,449
Transfer agent fees:
Institutional Class	271,956	17,508
Y Class	8,168	1,638
Investor Class	6,561	2,326
A Class	11,673	1,569
C Class	4,397	1,556
SP Class B	—	4,056
Custody and fund accounting fees	83,801	48,633
Professional fees	110,505	99,722
Registration fees and expenses	142,911	85,469
Service fees (Note 2):
Institutional Class	—	7,527
Y Class	312,931	4,719
Investor Class	395,652	22,598
A Class	107,385	3,394
C Class	102,870	1,244
SP Class B	—	1,717
Distribution fees (Note 2):
A Class	178,975	5,657
C Class	685,803	8,366
SP Class B	—	20,949
Prospectus and shareholder report expenses	137,762	21,187
Trustee fees	48,877	9,446
Insurance expense	12,694	1,118
Other expenses	47,314	75,313

Total expenses	8,949,093	1,007,812

Net fees waived and expenses reimbursed by Manager (Note 2)	(175,131)	(236,521)

Net expenses	8,773,962	771,291

Net investment income	52,094,516	3,713,537

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(23,752,412)	180,741
Foreign currency transactions	(5,867,481)	—
Futures contracts	2,200,582	—
Change in net unrealized appreciation of:
Investments	35,430,014	48
Foreign currency transactions	85,485	—
Futures contracts	3,210,150	—

Net gain from investments	11,306,338	180,789

Net increase in net assets resulting from operations	$63,400,854	$3,894,326

A Foreign taxes	$45,208	$—
B Formerly known as Investor Class

See accompanying notes
21

American Beacon FundsSM

Statements of Changes in Net Assets

	SiM High Yield Opportunities Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$52,094,516	$41,982,834
Net realized gain (loss) from investments, foreign currency transactions, and futures contracts	(27,419,311)	10,915,232
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, and futures contracts	38,725,649	(62,095,932)

Net increase (decrease) in net assets resulting from operations	63,400,854	(9,197,866)

Distributions to Shareholders:
Net investment income:
Institutional Class	(15,212,818)	(8,911,721)
Y Class	(17,027,838)	(16,160,443)
Investor Class	(5,991,314)	(10,695,322)
A Class	(3,828,770)	(4,573,388)
C Class	(3,237,252)	(3,421,783)
Net realized gain from investments:
Institutional Class	—	(2,661,328)
Y Class	—	(7,970,285)
Investor Class	—	(5,265,307)
A Class	—	(2,460,567)
C Class	—	(2,174,632)
Return of Capital:
Institutional Class	(2,546,029)	—
Y Class	(2,703,885)	—
Investor Class	(772,676)	—
A Class	(467,780)	—
C Class	(378,573)	—

Net distributions to shareholders	(52,166,935)	—

Capital Share Transactions:
Proceeds from sales of shares	640,680,660	482,098,011
Reinvestment of dividends and distributions	48,182,689	57,657,054
Cost of shares redeemed	(433,324,385)	(276,477,235)
Redemption fees	157,230	107,153

Net increase in net assets from capital share transactions	255,696,194	263,384,983

Net increase in net assets	266,930,113	189,892,341

Net Assets:
Beginning of period	881,590,990	691,698,649

End of Period *	$1,148,521,103	$881,590,990

*Includes undistributed (overdistribution of) net investment income	$(5,226,981)	$(6,376,238)

See accompanying notes
22

American Beacon FundsSM

Statements of Changes in Net Assets

	Sound Point Floating Rate Income Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,713,537	$1,101,053
Net realized gain (loss) from investments, foreign currency transactions, and futures contracts	180,741	192,556
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, and futures contracts	48	(128,534)

Net increase in net assets resulting from operations	3,894,326	1,165,075

Distributions to Shareholders:
Net investment income:
Institutional Class	(2,520,762)	(1,028,851)
Y Class	(238,133)	—
Investor Class	(400,495)	—
A Class	(110,249)	—
C Class	(34,369)	—
SP ClassA	(645,514)	(243)
Net realized gain from investments:
Institutional Class	(137,448)	(329,732)
Y Class	(366)	—
Investor Class	(367)	—
A Class	(367)	—
C Class	(367)	—
SP ClassA	(53,752)	(19)

Net distributions to shareholders	(4,142,189)	(1,358,845)

Capital Share Transactions:
Proceeds from sales of shares	137,502,090	30,802,196
Reinvestment of dividends and distributions	3,205,179	670,209
Cost of shares redeemed	(72,206,459)	(7,829,397)

Net increase in net assets from capital share transactions	68,500,810	23,643,008

Net increase in net assets	68,252,947	23,449,238

Net Assets:
Beginning of period	43,028,868	19,579,630

End of Period *	$111,281,815	$43,028,868

*Includes undistributed (overdistribution of) net investment income	$(21,107)	$214,878

A	Formerly known as Investor Class.

See accompanying notes
23

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of August 31, 2016, the Trust consists of twenty-five active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): the American Beacon SiM High Yield Opportunities Fund (“SiM HYO Fund”) and the American Beacon Sound Point Floating Rate Income Fund (“Sound Point Fund”). The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Reorganization

The American Beacon Sound Point Floating Rate Income Fund is the legal successor to the Sound Point Floating Rate Index Fund (the “Predecessor Fund”). On December 11, 2015, the Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization. The exchange consisted of the Predecessor Fund’s Institutional Class and Investor Class shares for the Fund’s Institutional and SP Class shares at the same aggregate value, respectively.

The acquisition was accounted for as a tax-free exchange after the close of business on December 11, 2015, as follows:

Sound Point Floating Rate Income Fund
Institutional Shares	3,638,675
Investor Shares	1,422,126
Net Assets	$52,297,617
Net Investment Income (loss)	750,907
Unrealized Appreciation	(800,278)

The accounting and performance history of the Institutional Class and Investor Class shares of the Predecessor Fund were re-designated as that of the Institutional Class and SP Class shares of the Fund, respectively.

The reorganization shifted the management oversight responsibility from Sound Point Capital Management, LP (“Sound Point”) to the Manager. The Manager engaged Sound Point as the sub-advisor to the Fund, thus maintaining the continuity of the portfolio management.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Predecessor Fund had a distribution plan pursuant to Rule 12b-1 for the Investor Class shares. Under this plan, the Fund collected 0.25% of the average daily net assets for distribution or service activities conducted on behalf of the Fund. Investor Class Shares were converted to SP Class shares on December 11, 2015. Prior to the reorganization, the distributor for the Predecessor Fund received $2,688 in sales commissions from the sale of Investor Class shares (in thousands).

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

Class Disclosure

The inception date for the Y, Investor, A, and C Classes of the Sound Point Floating Rate Income Fund is December 11, 2015.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	Individual investors investing directly or through an intermediary making an initial investment of $2,500
A Class	General public and investors making an initial investment of $2,500 through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors making an initial investment of $1,000 through an intermediary with applicable sales charges, which may include a CDSC
SP Class	General public and investors investing through an intermediary making an initial investment of $1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in the preparation of the financial statements. The Funds are investment companies, and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All classes of the SiM HYO Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From September 1, 2015 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services to the SiM HYO Fund. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

0.05% of the average daily net assets. Effective May 29, 2016 the Fund and the Manager entered into a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Fund also pays the unaffiliated investment advisor hired to direct investment activities of the Fund, an annualized investment advisory fee based on a percentage of the Fund’s average daily assets. Management fees paid by the Fund during the year ended August 31, 2016 are as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
SiM HYO	0.75%	$4,453,713	$3,346,296	$1,107,417

Prior to December 11, 2015, the manager of the Predecessor Fund received an annual rate of 0.65% of the average daily net assets of the Fund. Since December 11, 2015 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management and securities lending services to the Sound Point Fund. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Fund and the Manager entered into a Management Agreement that obligates the manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Fund also pays the unaffiliated investment advisor hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the Fund’s average daily assets. Management fees paid by the Fund, including amounts paid by the Predecessor Fund during the year ended August 31, 2016 are as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors*	Amounts Paid to Manager
Sound Point	0.70%	$406,595	$303,323	$103,272

*	Includes amounts paid by the Predecessor Funds.

Administration Agreement

From September 1, 2015 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, C, and SP Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A and SP Classes and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund(s). Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Board’s approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

For the year ended August 31, 2016, the sub-transfer agent fees, as reflected in “Transfer agent fees” in the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SIM HYO	$263,720
Sound Point	4,163

As of August 31, 2016, the Funds owe the Manager the following reimbursement for sub-transfer agent fees, as reflected in “Transfer agent fees payable” in the Statements of Assets and Liabilities:

Fund	Reimbursement of Sub-Transfer Agent Fees
SIM HYO	$26,467
Sound Point	176

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Fund and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

During the year ended August 31, 2016, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Funds
SIM HYO	$21,721
Sound Point	13,930

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended August 31, 2016, the SiM High Yield Opportunities Fund borrowed on average $6,227,959 for 5 days at an average rate of 0.80% with interest charges of $644. This amount is recorded within “Other expenses” on the accompanying Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the year ended August 31, 2016, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap		Reimbursed Expenses	(Recovered) Expenses	Expiration of Reimbursed Expenses
		9/1/15 - 12/29/15	12/31/15 - 8/31/16
SiM HYO	Institutional	0.84%	0.84%	$193,427	$—	2019
SiM HYO	Y	N/A	N/A	14,000	—	2019
SiM HYO	Investor	N/A	N/A	2,200	(15,400)	2019
SiM HYO	A	1.24%	N/A	1,867	(9,567)	2019
SiM HYO	C	1.99%	N/A	753	(12,149)	2019

Of these amounts, $8,727 is disclosed as a receivable from the Manager on the Statements of Assets and Liabilities for the SiM HYO Fund at August 31, 2016. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2019. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expenses	Expiration of Reimbursed Expenses
SiM HYO	$37,116	$82,242	$—	2016
SiM HYO	—	23,730	—	2017
SiM HYO	—	60,056	—	2018

Prior to December 11, 2015, the Predecessor Fund contractually agreed to reimburse operating expenses to the extent that total annual fund expenses exceeded 0.90% and 1.15% for the Institutional and Investor (now SP Class) Classes, respectively, of the Sound Point Floating Rate Income Fund. At the time of reorganization the Predecessor Fund had reimbursed expenses of $47,092 and $7,756 for Institutional and Investor Classes, respectively.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

After the reorganization the Manager agreed to reimburse the Fund to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the year ended August 31, 2016, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap		Reimbursed Expenses	Expenses ineligible for Recoupment	Expiration of Reimbursed Expenses
		9/1/15 - 12/29/15	12/11/15 - 8/31/16
Sound Point	Institutional	0.90%	0.84%	$162,062	$47,092	2019
Sound Point	Y	N/A	0.94%	22,810	—	2019
Sound Point	Investor	N/A	1.22%	8,053		2019
Sound Point	A	N/A	1.24%	9,721	—	2019
Sound Point	C	N/A	1.99%	4,672	—	2019
Sound Point	SP	1.15%	1.15%	29,203	7,756	2019

Of these amounts, $99,858 is disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at August 31, 2016 for the Sound Point Fund.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2016, Foreside collected $28,217 and $4,418 in sales commissions from the sale of A Class shares for SiM HYO and Sound Point Funds, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2016, fees of $1,750 were collected for the Class A Shares of the SIM HYO Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2016, CDSC fees of $6,999 and $389 were collected from the Class C Shares of the SiM HYO and Sound Point Funds, respectively.

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities are normally valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manger determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds may use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Funds’ Board.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 securities, as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of August 31, 2016, the investments were classified as described on the following page below:

SiM HYO Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$15,395,888	$—	$—	$15,395,888
Domestic Bank Loan Obligations	—	20,177,483	—	20,177,483
Domestic Convertible Obligations	—	14,553,265	—	14,553,265
Domestic Obligations	—	929,386,404	4,608,500	933,994,904
Foreign Convertible Obligations	—	—	1,097,045	1,097,045
Foreign Obligations	—	122,293,464	—	122,293,464
Short-Term Investments - Money Markets	15,615,239	—	—	15,615,239

Total Investments in Securities	$31,011,127	$1,086,410,616	$5,705,545	$1,123,127,288

Other Financial instruments - Assets
Futures Contracts	$3,729,628	$—	$—	$3,729,628

Total Other Financial instruments - Assets	$3,729,628	$—	$—	$3,729,628

Sound Point Fund(1)	Level 1	Level 2	Level 3	Total
Warrants	$—	$—	$—	$—
Common Stock	79,875	—	—	79,875
Bank Loan Obligations(2)	—	98,865,095	—	98,865,095
Corporate Obligations	—	2,342,618	—	2,342,618
Short-Term Investments - Money Markets	17,644,246	—	—	17,644,246

Total Investments in Securities	$17,724,121	$101,207,713	$—	$118,931,834

(1)	Refer to the Schedule of Investments for Industry Information.
(2)	Unfunded Loan Commitments represent $188,379 at period end.

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of August 31, 2016, there were no transfers between levels for the Sound Point Fund.

The following is a reconciliation of Level 3 assets of the SiM HYO Fund, for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Domestic Obligations	Foreign Convertible Obligations	Total
Beginning Balance as of 8/31/2015	$—	$1,418,959	$1,418,959
Purchases	4,442,661	—	4,442,661
Sales	—	—	—
Accrued Discounts (Premiums)	(100,988)	—	(100,988)
Realized Gain (Loss)	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(2,745,673)	(321,914)	(3,067,587)
Transfers into Level 3 (2)	3,012,500	—	3,012,500
Transfers out of Level 3	—	—	—

Ending Balance 8/31/2016	$4,608,500	$1,097,045	$5,705,545

Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 8/31/2016(1)	$(2,745,673)	$(321,914)	$(3,067,587)

(1)	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.
(2)	The transfer occurred because the prices received from the approved pricing sources were not reflective of fair value.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

The following is a summary of significant unobservable inputs used in the fair valuation of the asset categorized within Level 3 of the fair value hierarchy:

					Fair
Security Type	Fair Value At 8/31/2016	Valuation Technique	Unobservable Inputs	Input Assumptions	Value at 8/31/2016 per share
Foreign Convertible Obligations	$1,097,045	Expected Debt for Equity Swap in Recapitalization	Projected EBITDA, EBITDA Multiple, discount rate for uncertainty	Projected EBITDA, Valuation Multiple, Liquidity discount (3)	7.00 EUR/ 7.81 USD
Domestic Obligations	$1,596,000	Comparison of Yield to similar Debt Instruments	Value of collateral support, Comparative yields, Liquidity Discount	Value of collateral support, Comparative yields, Liquidity Discount (4)	87.50 USD
Domestic Obligations	$3,012,500	Comparison of Yield to similar Debt Instruments	Comparative yields, Liquidity Discount	Comparative yields, Liquidity Discount (5)	60.25 USD

(3)	These obligations are placeholders for a package of notes received in the bankruptcy restructuring. The key assumptions used in the valuation include projected EBITDA of 70 million Euro, 8x EBITDA multiple based on comparable companies, and a 15% liquidity discount. The valuation estimate will change if the debt for equity swap does not occur or if any of the assumptions change.
(4)	These obligations are secured by collateral. Valuation may change if the yields of comparative bonds change, or the level of collateral coverage declines, or if the market imputes a higher liquidity discount to these bonds than presently incorporated into the fair value.
(5)	Valuation may change if the yields of comparative bonds change or if the market imputes a higher liquidity discount to these bonds than presently incorporated into the fair value.

4. Securities and other Investments

Pay-In-Kind Securities

The SiM HYO Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statements of Assets and Liabilities.

Inflation-Indexed Bonds

The SiM HYO Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the period ended August 31, 2016 are disclosed in the Notes to the Schedule of Investments.

Floating Rate Loan Interests

The Sound Point Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. At August 31, 2016, the Sound Point Fund had unfunded loan commitments of $662,379.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Master Agreements

The SiM HYO Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended August 31, 2016, the SIM HYO Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average of Futures Contracts Outstanding
Fund	Year ended August 31, 2016
SiM HYO	657

The following is a summary of the SIM HYO Fund’s derivative financial instruments categorized by risk exposure(1):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of August 31, 2016:

	Derivatives not accounted for as hedging instruments
Statements of Assets and Liabilities:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$—	$3,729,628	$—	$—	$3,729,628

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

The effect of financial derivative instruments on the Statement of Operations for the year ended August 31, 2016:

	Derivatives not accounted for as hedging instruments
Statements of Assets and Operations:	Credit contracts	Foreign exchange contracts	Equity contracts	Total
Realized gain or (loss) from derivatives recognized as a result from operations:
Net realized gain (loss) from futures contracts	$—	$2,200,582	$—	$2,200,582
Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation (depreciation) of futures contracts	$—	$3,210,150	$—	$3,210,150

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. In addition, the value of emerging and frontier market fixed-income securities may be particularly sensitive to interest rate changes.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. These risks are heightened when a Fund invests in emerging or frontier market countries, which have less developed capital markets and legal, regulatory, and political systems.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed-income securities.

Credit and Counterparty Risks

The SiM HYO Fund will be exposed to credit risk with respect to issuers of portfolio securities. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of issuers. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the SiM Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The SiM HYO Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of August 31, 2016.

SiM High Yield Opportunities

Offsetting of Financial Assets and Derivative Assets as of August 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$3,729,628	—	$3,729,628

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2016:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
ADM Investor Services, Inc.(1)	$3,729,628	$—	$—	$3,729,628

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2013, 2014, 2015, and 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	SiM HYO Fund		Sound Point Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Distributions paid from:
Ordinary income*
Institutional Class	$14,904,290	$9,501,914	$2,658,210	$1,290,233
Y Class	16,700,181	17,927,986	238,499	—
Investor Class	5,897,681	11,862,991	400,862	—
A Class	3,772,084	5,119,059	110,616	—
C Class	3,191,376	3,904,044	34,736	—
SP ClassA	—	—	699,266	243
Long-term Capital Gains
Institutional Class	308,528	2,071,136	—	68,350
Y Class	327,657	6,202,742	—	—
Investor Class	93,633	4,097,638	—	—
A Class	56,686	1,914,895	—	—
C Class	45,876	1,692,371	—	—
SP ClassA	—	—	—	19
Tax Return of Capital
Institutional Class	2,546,029	—	—	—
Y Class	2,703,885	—	—	—
Investor Class	772,676	—	—	—
A Class	467,780	—	—	—
C Class	378,573	—	—	—
SP ClassA	—	—	—	—

Total distributions paid	$52,166,935	$64,294,776	$4,142,189	$1,358,845

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
A	Formerly known as Investor Class

As of August 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

	SiM HYO Fund	Sound Point Fund
Cost basis of investments for federal income tax purposes	$1,135,347,622	$118,882,726
Unrealized appreciation	24,761,267	1,225,871
Unrealized depreciation	(36,981,601)	(1,176,763)

Net unrealized appreciation (depreciation)	(12,220,334)	49,108
Undistributed ordinary income (loss)	—	225,810
Undistributed long term capital gains	—	—
Accumulated capital and other losses	(23,074,548)	—
Other temporary differences	(379,967)	(56,761)

Distributable earnings (deficits)	$(35,674,849)	$218,157

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments, dividends payable at the end of period, deferral of late year losses, and the reclassification of income from real estate investment securities and publicly traded partnerships.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following reclassified amounts represent current year permanent differences derived from foreign currency, reclassifications of income from real estate investment securities and publicly traded partnerships, dividend reclasses, and return of capital distributions as of August 31, 2016:

	SiM HYO Fund	Sound Point Fund
Paid-in-capital	$(6,868,878)	$—
Undistributed (overdistribution of) net investment income	1,221,675	—
Accumulated net realized gain (loss)	5,647,205	—
Unrealized appreciation (depreciation) of investments, foreign currency transactions, and futures contracts	(2)	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2016, SiM HYO Fund has $5,631,140 of short-term and $11,739,518 of long term post RIC MOD capital loss carryforwards.

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, August 31, 2016. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, August 31, 2016. For the year ended August 31, 2016, SiM HYO Fund deferred $5,703,890 late year specified ordinary loss.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2016 were:

	Purchases	Sales
SiM HYO Fund (non-U.S. Government securities)	$715,003,665	$464,613,083
Sound Point Fund (non-U.S. Government securities)	175,490,052	111,672,666

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2016 are as follows:

Fund	Type of Transaction	August 31, 2015 Shares/Fair Value	Purchases	Sales	August 31, 2016 Shares/Fair Value	Dividend Income
SiM HYO	Direct	$—	$275,101,281	$259,486,042	$15,615,239	$26,601
Sound Point	Direct	—	89,474,862	71,830,616	17,644,246	17,552

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended August 31,
	2016		2015
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	29,098,011	$265,319,517	21,009,165	$205,595,934
Reinvestment of dividends	1,922,570	17,530,484	1,159,610	11,291,450
Shares redeemed	(11,269,780)	(101,717,347)	(5,027,945)	(48,855,691)
Redemption Fees	—	52,977	—	19,654

Net increase in shares outstanding	19,750,801	$181,185,631	17,140,830	$168,051,347

	Y Class
	Year Ended August 31,
	2016		2015
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	27,765,315	$252,822,449	16,072,908	$158,912,093
Reinvestment of dividends	1,963,256	17,908,686	2,184,970	21,308,817
Shares redeemed	(14,476,514)	(130,154,658)	(10,310,339)	(100,685,480)
Redemption Fees	—	57,606	—	38,894

Net increase in shares outstanding	15,252,057	$140,634,083	7,947,539	$79,574,323

	Investor Class
	Year Ended August 31,
	2016		2015
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	8,609,802	$78,138,524	7,908,711	$77,528,924
Reinvestment of dividends	725,197	6,604,510	1,617,826	15,745,103
Shares redeemed	(16,589,602)	(149,870,501)	(7,907,843)	(77,578,709)
Redemption Fees	—	19,068	—	26,560

Net increase (decrease) in shares outstanding	(7,254,603)	$(65,108,399)	1,618,693	$15,721,878

	A Class
	Year Ended August 31,
	2016		2015
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	3,311,111	$30,339,773	2,519,082	$24,849,236
Reinvestment of dividends	344,844	3,141,370	516,148	5,042,177
Shares redeemed	(3,836,439)	(34,733,101)	(3,418,132)	(33,630,790)
Redemption Fees	—	14,139	—	11,741

Net (decrease) in shares outstanding	(180,484)	$(1,237,819)	(382,902)	$(3,727,636)

	C Class
	Year Ended August 31,
	2016		2015
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	1,532,505	$14,060,397	1,531,798	$15,211,824
Reinvestment of dividends	328,087	2,997,639	435,791	4,269,507
Shares redeemed	(1,858,565)	(16,848,778)	(1,598,453)	(15,726,564)
Redemption Fees	—	13,440	—	10,304

Net increase in shares outstanding	2,027	$222,698	369,136	$3,765,071

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

	Institutional Class
	Year Ended August 31,
	2016		2015
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	5,694,462	$57,882,223	2,952,337	$30,678,241
Reinvestment of dividends	196,489	1,988,198	65,880	669,947
Shares redeemed	(3,834,677)	(39,224,396)	(752,024)	(7,829,397)

Net increase in shares outstanding	2,056,274	$20,646,025	2,266,193	$23,518,791

	Y Class
	Year Ended August 31*,
	2016
Sound Point Floating Rate Income Fund	Shares	Amount
Shares sold	2,273,967	$23,121,921
Reinvestment of dividends	22,103	225,161
Shares redeemed	(48,307)	(492,031)

Net increase in shares outstanding	2,247,763	$22,855,051

	Investor Class
	Year Ended August 31*,
	2016
Sound Point Floating Rate Income Fund	Shares	Amount
Shares sold	2,785,550	$27,979,631
Reinvestment of dividends	39,466	399,746
Shares redeemed	(2,467,368)	(25,036,083)

Net increase in shares outstanding	357,648	$3,343,294

	A Class
	Year Ended August 31*,
	2016
Sound Point Floating Rate Income Fund	Shares	Amount
Shares sold	752,398	$7,626,353
Reinvestment of dividends	10,835	110,257
Shares redeemed	(91,976)	(935,595)

Net increase in shares outstanding	671,257	$6,801,015

	C Class
	Year Ended August 31*,
	2016
Sound Point Floating Rate Income Fund	Shares	Amount
Shares sold	312,358	$3,171,177
Reinvestment of dividends	3,263	33,184
Shares redeemed	(17,766)	(180,234)

Net increase in shares outstanding	297,855	$3,024,127

	SP Class
	Year Ended August 31,
	2016		2015
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,717,328	$17,720,785	11,964	$123,955
Reinvestment of dividends	44,391	448,633	26	262
Shares redeemed	(630,811)	(6,338,120)	—	—

Net increase (decrease) in shares outstanding	1,130,908	$11,831,298	11,990	$124,217

*	For the period of December 11, 2015 through August 31, 2016.

American Beacon FundSM

Notes to Financial Statements

August 31, 2016

10. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.43		$10.35	$10.16	$9.93	$9.42

Net investment income	0.59		0.57	0.64	0.75	0.77
Net gains (losses) from investments (both realized and unrealized)	0.05		(0.65)	0.47	0.26	0.51

Total income (loss) from investment operations	0.64		(0.08)	1.11	1.01	1.28

Less distributions:
Dividends from net investment income	(0.52)		(0.55)	(0.69)	(0.75)	(0.77)
Distributions from net realized gains on securities	—		(0.29)	(0.23)	(0.03)	—
Tax return of capital	(0.06	)B	—	—	—	—
Total distributions	(0.58)		(0.84)	(0.92)	(0.78)	(0.77)

Redemption fees added to beneficial interests B	—		—	—	—	—

Net asset value, end of period	$9.49		$9.43	$10.35	$10.16	$9.93

Total return A	7.28%		(0.78%)	11.34%	10.29%	14.19%

Ratios and supplemental data:
Net assets, end of period	$419,036,240		$230,287,454	$75,388,828	$45,471,117	$62,790,154
Ratios to average net assets:
Expenses, before reimbursements	0.91%		0.88%	0.86%	0.93%	1.06%
Expenses, net of reimbursements	0.84%		0.84%	0.84%	0.84%	0.84%
Net investment income, before reimbursements	6.30%		5.38%	5.88%	7.11%	7.90%
Net investment income, net of reimbursements	6.37%		5.41%	5.90%	7.20%	8.12%
Portfolio turnover rate	57%		43%	38%	65%	43%

	Y Class
	Year Ended August 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.42		$10.34	$10.14	$9.92	$9.41

Net investment income	0.59		0.53	0.64	0.73	0.76
Net gains (losses) from investments (both realized and unrealized)	0.05		(0.62)	0.46	0.25	0.51

Total income (loss) from investment operations	0.64		(0.09)	1.10	0.98	1.27

Less distributions:
Dividends from net investment income	(0.52)		(0.54)	(0.67)	(0.73)	(0.76)
Distributions from net realized gains on securities	—		(0.29)	(0.23)	(0.03)	—
Tax return of capital	(0.06	)B	—	—	—	—
Total distributions	(0.58)		(0.83)	(0.90)	(0.76)	(0.76)

Redemption fees added to beneficial interests B	—		—	—	—	—

Net asset value, end of period	$9.480		$9.42	$10.34	$10.14	$9.92

Total return A	7.21%		(0.87%)	11.33%	10.08%	14.09%

Ratios and supplemental data:
Net assets, end of period	$446,395,255		$300,014,547	$247,179,395	$87,638,664	$19,129,077
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.91%		0.91%	0.94%	0.99%	1.09%
Expenses, net of reimbursements or recoupments	0.91%		0.93%	0.94%	0.93%	0.94%
Net investment income, before reimbursements or recoupments	6.28%		5.32%	5.77%	6.77%	7.92%
Net investment income, net of reimbursements or recoupments	6.29%		5.30%	5.77%	6.82%	8.07%
Portfolio turnover rate	57%		43%	38%	65%	43%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Amounts represent less than $0.01 per share.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.40		$10.32	$10.12	$9.90	$9.38

Net investment income	0.50		0.50	0.56	0.71	0.73
Net gains (losses) from investments (both realized and unrealized)	0.10		(0.61)	0.52	0.25	0.52

Total income (loss) from investment operations	0.60		(0.11)	1.08	0.96	1.25

Less distributions:
Dividends from net investment income	(0.49)		(0.52)	(0.65)	(0.71)	(0.73)
Distributions from net realized gains on securities	—		(0.29)	(0.23)	(0.03)	—
Tax return of capital	(0.06)		—	—	—	—
Total distributions	(0.55)		(0.81)	(0.88)	(0.74)	(0.73)

Redemption fees added to beneficial interests B	—		—	—	—	—

Net asset value, end of period	$9.45		$9.40	$10.32	$10.12	$9.90

Total return A	6.82%		(1.14%)	11.08%	9.84%	13.92%

Ratios and supplemental data:
Net assets, end of period	$129,503,495		$196,928,349	$199,533,521	$248,052,347	$150,395,958
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.17%		1.19%	1.11%	1.15%	1.23%
Expenses, net of reimbursements or recoupments	1.18%		1.19%	1.11%	1.17%	1.19%
Net investment income, before reimbursements or recoupments	5.97%		5.05%	5.68%	6.81%	7.74%
Net investment income, net of reimbursements or recoupments	5.96%		5.05%	5.68%	6.79%	7.78%
Portfolio turnover rate	57%		43%	38%	65%	43%

	A Class
	Year Ended August 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.43		$10.36	$10.15	$9.92	$9.41

Net investment income	0.54		0.49	0.57	0.69	0.72
Net gains (losses) from investments (both realized and unrealized)	0.07		(0.62)	0.49	0.26	0.51

Total income (loss) from investment operations	0.61		(0.13)	1.06	0.95	1.23

Less distributions:
Dividends from net investment income	(0.49)		(0.51)	(0.62)	(0.69)	(0.72)
Distributions from net realized gains on securities	—		(0.29)	(0.23)	(0.03)	—
Tax return of capital	(0.06	)B	—	—	—	—
Total distributions	(0.55)		(0.80)	(0.85)	(0.72)	(0.72)

Redemption fees added to beneficial interests B	—		—	—	—	—

Net asset value, end of period	$9.49		$9.43	$10.36	$10.15	$9.92

Total return A	6.87%		(1.27%)	10.87%	9.74%	13.63%

Ratios and supplemental data:
Net assets, end of period	$79,917,424		$81,147,262	$93,060,715	$76,146,389	$42,832,447
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.23%		1.22%	1.33%	1.41%	1.53%
Expenses, net of reimbursements or recoupments	1.24%		1.24%	1.32%	1.35%	1.34%
Net investment income, before reimbursements or recoupments	5.99%		5.01%	5.44%	6.53%	7.44%
Net investment income, net of reimbursements or recoupments	5.98%		4.99%	5.45%	6.60%	7.62%
Portfolio turnover rate	57%		43%	38%	65%	43%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Amounts represent less than $0.01 per share.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.47		$10.40	$10.16	$9.94	$9.42

Net investment income	0.48		0.42	0.49	0.62	0.65
Net gains (losses) from investments (both realized and unrealized)	0.06		(0.62)	0.50	0.25	0.52

Total income (loss) from investment operations	0.54		(0.20)	0.99	0.87	1.17

Less distributions:
Dividends from net investment income	(0.43)		(0.44)	(0.52)	(0.62)	(0.65)
Distributions from net realized gains on securities	—		(0.29)	(0.23)	(0.03)	—
Tax return of capital	(0.05	)B	—	—	—	—
Total distributions	(0.48)		(0.73)	(0.75)	(0.65)	(0.65)

Redemption fees added to beneficial interests B	—		—	—	—	—

Net asset value, end of period	$9.53		$9.47	$10.40	$10.16	$9.94

Total return A	6.08%		(1.98%)	10.12%	8.81%	12.90%

Ratios and supplemental data:
Net assets, end of period	$73,668,689		$73,213,378	$76,536,190	$60,829,392	$26,678,852
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.97%		1.97%	2.08%	2.15%	2.26%
Expenses, net of reimbursements or recoupments	1.99%		1.99%	2.07%	2.09%	2.09%
Net investment income, before reimbursements or recoupments	5.26%		4.26%	4.68%	5.76%	6.70%
Net investment income, net of reimbursements or recoupments	5.25%		4.24%	4.69%	5.82%	6.87%
Portfolio turnover rate	57%		43%	38%	65%	43%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Amounts represent less than $0.01 per share.

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,						December 3, 2012F
	2016		2015		2014		to August 31, 2013
Net asset value, beginning of period	$10.38		$10.49		$10.58		$10.00

Net investment income	0.51		0.52	D	0.57		0.14
Net gains (losses) from investments (both realized and unrealized)	(0.10)		0.06		0.14		0.50

Total income from investment operations	0.41		0.58		0.71		0.64

Less distributions:
Dividends from net investment income	(0.55)		(0.52)		(0.58)		(0.06)
Distributions from net realized gains on securities	(0.04)		(0.17)		(0.22)		—

Total distributions	(0.59)		(0.69)		(0.80)		(0.06)

Net asset value, end of period	$10.20		$10.38		$10.49		$10.58

Total return A	4.12%		5.75%		6.92%		6.40	%B

Ratios and supplemental data:
Net assets, end of period	$63,147,618		$42,903,291		$19,578,492		$17,779,147
Ratios to average net assets:
Expenses, before reimbursements	1.26%		1.88%		2.37%		3.33	%C
Expenses, net of reimbursements	0.92	%H	0.90%		1.58	%I	2.08	%C
Net investment income (loss), before reimbursements	4.78%		4.06%		4.56%		(0.86	%)C
Net investment income, net of reimbursements	5.12%		5.04%		5.35%		2.11	%C
Portfolio turnover rate	168%		196%		165%		197	%B

	Y Class		Investor Class		A Class		C Class
	December 11 G to August 31, 2016		December 11 G to August 31, 2016		December 11G to August 31, 2016		December 11 G to August 31, 2016
Net asset value, beginning of period	$10.34		$10.33		$10.33		$10.33

Net investment income	0.53		0.50		0.51		0.45
Net gains from investments (both realized and unrealized)	(0.09)		(0.09)		(0.10)		(0.08)

Total income from investment operations	0.44		0.41		0.41		0.37

Less distributions:
Dividends from net investment income	(0.53)		(0.52)		(0.50)		(0.45)
Distributions from net realized gains on securities	(0.04)		(0.04)		(0.04)		(0.04)

Total distributions	(0.57)		(0.56)		(0.54)		(0.49)

Net asset value, end of period	$10.21		$10.18		$10.20		$10.21

Total return A	4.37	%B	4.16	%B	4.13	%B	3.67	%B

Ratios and supplemental data:
Net assets, end of period	$22,952,034		$3,641,581		$6,849,306		$3,040,244
Ratios to average net assets:
Expenses, before reimbursements	1.42	%C	1.31	%C	1.67	%C	2.55	%C
Expenses, net of reimbursements	0.94	%C	1.22	%C	1.24	%C	1.99	%C
Net investment income, before reimbursements	4.64	%C	4.26	%C	4.51	%C	3.50	%C
Net investment income, net of reimbursements	5.11	%C	4.35	%C	4.93	%C	4.06	%C
Portfolio turnover rate	168	%E	168	%E	168	%E	168	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Per share amounts have been calculated using the average shares method.
E	Portfolio turnover is for the period from September 1, 2015 through August 31, 2016 and is annualized.
F	Commencement of Operations for the Predecessor Fund.
G	Commencement of Operations.
H	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.
I	The expense limitation for the Institutional Class shares was reduced from 1.60% to 0.90% upon reorganization into the Trust. Prior to the reorganization on May 31, 2014, the Fund was organized as a closed-end, non-diversified, management investment company.

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	SP ClassE
	Year Ended August 31,				May 31, 2014H
	2016		2015		to August 31, 2014
Net asset value, beginning of period	$10.38		$10.49		$10.62	F

Net investment income	0.30		0.43	D	0.13
Net gains from investments (both realized and unrealized)	0.07		0.12		(0.00	)G

Total income from investment operations	0.37		0.55		0.13

Less distributions:
Dividends from net investment income	(0.52)		(0.49)		(0.26)
Distributions from net realized gains on securities	(0.04)		(0.17)		—

Total distributions	(0.56)		(0.66)		(0.26)

Net asset value, end of period	$10.19		$10.38		$10.49

Total return A	3.70%		5.53%		1.19	%B

Ratios and supplemental data:
Net assets, end of period	$11,651,032		$125,577		$1,138
Ratios to average net assets:
Expenses, before reimbursements	1.49%		1.74%		1.95	%C
Expenses, net of reimbursements	1.19	%I	1.15%		1.15	%C
Net investment income, before reimbursements	4.01%		3.59%		3.70	%C
Net investment income, net of reimbursements	4.30%		4.18%		4.50	%C
Portfolio turnover rate	168%		196%		17	%B

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Per share amounts have been calculated using the average shares method.
E	Prior to the reorganization on December 11, 2015, the SP Class was known as the Investor Class.
F	NAV at Class inception.
G	Amount is less than $0.01 per share.
H	Commencement of Operations for the Predecessor Fund.
I	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.

American Beacon FundsSM

Federal Tax Information

August 31, 2016 (Unaudited)

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:
SiM High Yield Opportunities Fund	0.42%
Sound Point Floating Rate Income Fund	0.00%
Qualified Dividend Income:
SiM High Yield Opportunities Fund	1.16%
Sound Point Floating Rate Income Fund	0.00%
Long-Term Capital Gain Distributions:
SiM High Yield Opportunities Fund	—
Sound Point Floating Rate Income Fund	—
Short-Term Capital Gain Distributions:
SiM High Yield Opportunities Fund	—
Sound Point Floating Rate Income Fund	192,667

Shareholders will receive notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

Approval of Management Agreement for the Funds in March 2016

At its March 3-4, 2016 meetings, the Board considered the approval of a new Management Agreement (“New Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Sound Point Floating Rate Income Fund (“Sound Point Fund”) and the American Beacon SiM High Yield Opportunities Fund (“SiM Fund”) (collectively, the “Funds”). The New Agreement combines the terms of each Fund’s prior management agreement and administration agreement and establishes separate standardized fee schedules for four categories of Funds, which include fee schedule breakpoints. The Board considered that, with respect to each Fund, the single management fee rate under the New Agreement does not exceed the former combined investment management and administrative services fee rates, and there is no change to the investment management or administrative services provided or the aggregate fees charged to the Fund.

The Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the New Agreement. The Board also considered information that had been provided by the Manager to the Board at its November 9-10, 2015 meetings when the Board had met with various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the New Agreement. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

The Board determined that it did not need to consider certain factors that it typically considers during its review of the Fund’s management agreements because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Funds by the Manager at in-person meetings held on June 2–3, 2015, when it reviewed the prior management agreement or, in connection with the initial approval of that agreement with respect to each Fund. The Board noted that it previously had considered the prior management agreement with respect to the SiM Fund at an in-person meeting held on November 12, 2014, at telephonic meetings held on November 26, 2014 and December 6, 2014 and at an in-person meeting held on December 10, 2014, and approved the prior management agreement at its in-person meeting held on December 10, 2014. The Board noted that it previously had considered the prior management agreement with respect to the Sound Point Fund at in-person meetings held on August 5-6, 2015.

In connection with the Board’s review of the New Agreement, the Board considered, among other things, information provided by the Manager regarding the terms of the New Agreement and the relevant differences between the New Agreement and the prior management agreement and administration agreement. The Board considered the Manager’s representations that the New Agreement would not reduce or modify in any way the nature or level of the advisory or administration services provided to the Funds. The Board also considered that the fee rate payable by a Fund under the New Agreement would not exceed the aggregate fee rate payable by the Fund under the prior management agreement and administration agreement. Additionally, the Board considered the Manager’s representation that there would be no change in the professional personnel who primarily perform management and administrative services for the Funds and the Manager’s representations regarding disclosure of the New Agreement to new and existing shareholders. The Board also considered that an independent consultant retained to assist the Board in evaluating the Manager’s proposal to combine the prior management agreement and administration agreement had concluded that the proposal was reasonable and in the best interest of shareholders.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Funds or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to each Fund; (2) determined that each Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the New Agreement on behalf of each Fund.

Renewal and Approval of the Management Agreement and the Investment Advisory Agreement of the SiM Fund in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8th meeting, approved the renewal of:

(1) the Management Agreement between the Manager and the Trust on behalf of the SiM Fund; and

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the SiM Fund, and Strategic Income Management, LLC (“SiM”);

The Investment Advisory Agreement is hereinafter referred to as the “Investment Advisory Agreement,” and SiM is hereinafter referred to as a “subadvisor.” The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

In connection with the Board’s consideration of the Management Agreement and the Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

•	comparisons of the performance of an appropriate share class of the SiM Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of the SiM Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the SiM Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to the SiM Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the SiM Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the SiM Fund’s investors;

•	an evaluation of any other benefits to the firm or the SiM Fund as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to the SiM Fund and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the SiM Fund, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the SiM Fund.

The Board noted that the Manager provides management and administrative services to the SiM Fund pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the SiM Fund pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and the Investment Advisory Agreement. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the SiM Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement for the SiM Fund

In determining whether to renew the Management Agreement and the Investment Advisory Agreement on behalf of the Sim Fund, the Trustees considered the best interests of the SiM Fund. While the Management Agreement and the Investment Advisory Agreements for all series of the Trust and American Beacon Select Funds (together, the “Trusts”) were considered at the Meetings, the Board considered the SiM Fund’s investment management and subadvisory relationships separately.

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the SiM Fund and the subadvisor for the SiM Fund; (3) the costs incurred by the Manager in rendering services to the SiM Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of SiM Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationship with the SiM Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the SiM Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the SiM Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the SiM Fund; the Manager’s commitment to enhance the SiM Fund’s product line and increase assets in the SiM Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the SiM Fund by the subadvisor, and whether those resources were commensurate with the needs of the SiM Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor for the SiM Fund were appropriate and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for the SiM Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the SiM Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the SiM Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain series of the Trusts. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the SiM Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the SiM Fund.”

Costs of the Services Provided to the SiM Fund and the Profits Realized by the Manager from its Relationship with the SiM Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all series of the Trusts and at an individual fund level, with some series of the Trust being profitable for the Manager and with the Manager sustaining losses with respect to other series of the Trusts. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the series of the Trusts, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the series of the Trusts.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain series of the Trusts and share classes that were in place during the last fiscal year. The Board further considered that, with respect to the SiM Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain series of the Trusts. The Board also noted that certain share classes of the SiM Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the SiM Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of the subadvisory fee rate. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the SiM Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the SiM Fund.”

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the SiM Fund grows and whether fee rate levels reflect these economies of scale for the benefit of SiM Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the SiM Fund. The Board also considered the Manager’s representation that many of the series of the Trust benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the series of the Trust benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the SiM Fund provide for a reasonable sharing of benefits from any economies of scale with the SiM Fund.

Benefits Derived from the Relationship with the SiM Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the SiM Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the SiM Fund also derives benefits from its association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most series of the Trust at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the series of the Trusts, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the SiM Fund appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to the SiM Fund

The performance comparisons below were made versus the SiM Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to the SiM Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the SiM Fund and a representative sample of funds with similar investment classifications and objectives as the SiM Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the SiM Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus the SiM Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the SiM Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the SiM Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the SiM Fund included in the Lipper comparative information and provides a broader view of expenses across the SiM Fund’s investment classification/objective. The Trustees also considered the SiM Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with SiM for the SiM Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	4th Quintile
Compared to Lipper Expense Group	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

The Trustees also considered: (1) information provided by SiM regarding fee rates charged for managing accounts in the same strategy as the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Disclosure Regarding the Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreement are fair and reasonable; (2) determined that the SiM Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the SiM Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the SiM Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (Cont’d.)	Term One Year

Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos(47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (Cont’d)	Term One Year

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP Since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams(41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. ((2012-Present)

Teresa A. Oxford (57)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

August 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor and SP Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter for the Sound Point Floating Rate Income Fund and twenty days after the end of each month for the SiM High Yield Opportunities Fund.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, TX	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

AR 8/16

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The trust amended its code November 12, 2003 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE.ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$348,423	8/31/2015
$262,542	8/31/2016

(b)

Audit-Related Fees	Fiscal Year Ended
$0	8/31/2015
$0	8/31/2016

(c)

Tax Fees	Fiscal Year Ended
$53,005	8/31/2015
$349	8/31/2016

(d)

All Other Fees	Fiscal Year Ended
$0	8/31/2015
$0	8/31/2016

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 53,005	$46,065	N/A	8/31/2015
$ 349	$221,340	N/A	8/31/2016

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: November 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: November 10, 2016

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: November 10, 2016